As filed with the Securities and Exchange Commission on February 7, 2008

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06511

Regions Morgan Keegan Select Funds

(Exact name of registrant as specified in charter)

Morgan Keegan Tower

Fifty North Front Street

Memphis, Tennessee 38103

(Address of principal executive offices) (Zip code)

Charles D. Maxwell

Morgan Keegan Tower

Fifty North Front Street

Memphis, Tennessee 38103

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 524-4100 with copies to:

Jennifer R. Gonzalez, Esq.

Kirkpatrick & Lockhart Preston Gates Ellis LLP

1601 K Street, N.W.

Washington, DC 20006

Date of fiscal year end: November 30, 2007

Date of reporting period: November 30, 2007

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders of Regions Morgan Keegan Select Funds (the “Fund”) pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

Annual Report
November 30, 2007
Select
FUNDS
Regions Morgan Keegan

An investor should consider each Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about each Fund can be found in the Funds’ prospectus. To obtain a prospectus, call toll-free 877-757-7424. Please read the prospectus carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

i

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

We are pleased to present the enclosed annual report for Regions Morgan Keegan Select Mid Cap Growth Fund, Regions Morgan Keegan Select Growth Fund, Regions Morgan Keegan Select Core Equity Fund, Regions Morgan Keegan Select Mid Cap Value Fund, Regions Morgan Keegan Select Value Fund, Regions Morgan Keegan Select Balanced Fund, Regions Morgan Keegan Select Fixed Income Fund, Regions Morgan Keegan Select Limited Maturity Fixed Income Fund, Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund, Regions Morgan Keegan Select Treasury Money Market Fund and Regions Morgan Keegan Select Money Market Fund (each a “Fund” and, collectively, the “Funds”). In this report, you will find information on each Fund’s investment objective and strategy and learn how your investment performed during the fiscal year ended November 30, 2007. The portfolio managers will also provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes each Fund’s audited financial statements and portfolio of investments as of November 30, 2007.

As always, we appreciate your continued support of the Regions Morgan Keegan Select family of funds. It is important to stay focused on your long-term investment strategy. Your financial adviser can help you evaluate your portfolio’s performance to ensure that your diversified mix of investments is designed to help generate the long-term performance your goals demand. We remain committed to helping you pursue your financial goals through investments in our fund family. You have our commitment to bring you the highest level of disciplined decision making and personal service to meet your financial needs. If you have any questions about the Funds, please call us toll-free at 877-757-7424.

Sincerely,

Brian B. Sullivan, CFA

President

Regions Morgan Keegan Select Funds

January 24, 2008

ABOUT SHAREHOLDER AND FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of expenses on their investments. As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and on redemptions; and (2) operating costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. Operating costs, which are deducted from a Fund’s gross income, reduce the investment return of the Fund.

A Fund’s operating expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 1, 2007 and ending November 30, 2007.

The following table illustrates your Fund’s costs in two ways:

Based on actual fund return.    This section helps you estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading entitled “Expenses Paid During Period.”

Based on hypothetical 5% return.    This section is intended to help you compare your Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on the 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any sales charges (loads) on purchases or on redemptions which may be incurred by some of the Fund’s share classes. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Funds. In addition, if these sales charges (loads) were included, your overall costs would have been higher.

You can find more information about a Fund’s expenses, including annual expense ratios for the past five years, in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

ABOUT SHAREHOLDER AND FUND EXPENSES (UNAUDITED)

	Annualized Expense Ratio	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period(1)

MID CAP GROWTH FUND
Actual
Class A Shares	1.22%	$1,000	$1,033.90	$6.22
Class C Shares	1.97%	1,000	1,031.60	10.03
Class I Shares	0.97%	1,000	1,035.30	4.95
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.22%	$1,000	$1,018.95	$6.17
Class C Shares	1.97%	1,000	1,015.19	9.95
Class I Shares	0.97%	1,000	1,020.21	4.91

GROWTH FUND
Actual
Class A Shares	1.20%	$1,000	$1,066.10	$6.22
Class C Shares	1.95%	1,000	1,064.30	10.09
Class I Shares	0.95%	1,000	1,067.70	4.92
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.20%	$1,000	$1,019.05	$6.07
Class C Shares	1.95%	1,000	1,015.29	9.85
Class I Shares	0.95%	1,000	1,020.31	4.81

CORE EQUITY FUND
Actual
Class A Shares	1.24%	$1,000	$1,016.20	$6.27
Class C Shares	1.99%	1,000	1,016.10	10.06
Class I Shares	0.99%	1,000	1,017.90	5.01
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.24%	$1,000	$1,018.85	$6.28
Class C Shares	1.99%	1,000	1,015.09	10.05
Class I Shares	0.99%	1,000	1,020.10	5.01

MID CAP VALUE FUND
Actual
Class A Shares	1.30%	$1,000	$939.40	$6.32
Class C Shares	2.05%	1,000	933.60	9.94
Class I Shares	1.05%	1,000	940.50	5.11
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.30%	$1,000	$1,018.55	$6.58
Class C Shares	2.05%	1,000	1,014.79	10.35
Class I Shares	1.05%	1,000	1,019.80	5.32
(1)	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

ABOUT SHAREHOLDER AND FUND EXPENSES (UNAUDITED)

	Annualized Expense Ratio	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period(1)

VALUE FUND
Actual
Class A Shares	1.22%	$1,000	$1,058.50	$6.30
Class C Shares	1.97%	1,000	1,054.40	10.15
Class I Shares	0.97%	1,000	1,059.20	5.01
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.22%	$1,000	$1,018.95	$6.17
Class C Shares	1.97%	1,000	1,015.19	9.95
Class I Shares	0.97%	1,000	1,020.21	4.91

BALANCED FUND
Actual
Class A Shares	1.25%	$1,000	$1,057.70	$6.45
Class C Shares	2.00%	1,000	1,054.00	10.30
Class I Shares	1.00%	1,000	1,059.60	5.16
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.25%	$1,000	$1,018.80	$6.33
Class C Shares	2.00%	1,000	1,015.04	10.10
Class I Shares	1.00%	1,000	1,020.05	5.06

FIXED INCOME FUND
Actual
Class A Shares	1.01%	$1,000	$994.70	$5.05
Class C Shares	1.76%	1,000	992.00	8.79
Class I Shares	0.76%	1,000	996.00	3.80
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.01%	$1,000	$1,020.00	$5.11
Class C Shares	1.76%	1,000	1,016.24	8.90
Class I Shares	0.76%	1,000	1,021.26	3.85

LIMITED MATURITY FIXED INCOME FUND
Actual
Class A Shares	1.07%	$1,000	$977.20	$5.30
Class C Shares	1.82%	1,000	973.50	9.00
Class I Shares	0.82%	1,000	978.20	4.07
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.07%	$1,000	$1,019.70	$5.42
Class C Shares	1.82%	1,000	1,015.94	9.20
Class I Shares	0.82%	1,000	1,020.96	4.15
(1)	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

ABOUT SHAREHOLDER AND FUND EXPENSES (UNAUDITED)

	Annualized Expense Ratio	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period(1)

INTERMEDIATE TAX EXEMPT BOND FUND
Actual
Class A Shares	0.88%	$1,000	$1,026.70	$4.47
Class C Shares	1.63%	1,000	1,022.90	8.27
Class I Shares	0.63%	1,000	1,026.90	3.20
Hypothetical (assuming a 5% return before expenses)
Class A Shares	0.88%	$1,000	$1,020.66	$4.46
Class C Shares	1.63%	1,000	1,016.90	8.24
Class I Shares	0.63%	1,000	1,021.91	3.19

TREASURY MONEY MARKET FUND
Actual
Class A Shares	0.66%	$1,000	$1,019.40	$3.34
Class I Shares	0.41%	1,000	1,020.70	2.08
Hypothetical (assuming a 5% return before expenses)
Class A Shares	0.66%	$1,000	$1,021.76	$3.35
Class I Shares	0.41%	1,000	1,023.01	2.08

MONEY MARKET FUND
Actual
Class A Shares	0.68%	$1,000	$1,022.40	$3.45
Class I Shares	0.43%	1,000	1,023.70	2.18
Hypothetical (assuming a 5% return before expenses)
Class A Shares	0.68%	$1,000	$1,021.66	$3.45
Class I Shares	0.43%	1,000	1,022.91	2.18
(1)	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Mid Cap Growth Fund seeks long-term capital appreciation. The Fund invests primarily in equity securities of mid-capitalization companies (i.e., companies whose market capitalization falls within the range tracked by the Russell Mid Cap Growth Index at the time of purchase).

INVESTMENT RISKS:    Equity securities (stocks) can be more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Mid-capitalization and growth stocks typically carry additional risk, since smaller companies generally have higher risk of failure and growth stocks generally have been more susceptible to market, economic and individual company developments and, in each case historically, these stocks have experienced a greater degree of volatility. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended November 30, 2007, Regions Morgan Keegan Select Mid Cap Growth Fund’s Class A Shares had a total return of 13.72%, based on net asset value. The Russell Mid Cap Growth Index(1), the Fund’s benchmark, had a total return of 10.13% during the same period. While the Fund’s return exceeded its benchmark’s return, the Fund’s return fell short of the Lipper Mid Cap Growth Index(2), which had a total return of 20.07% during the same period.

Stocks in the industrials and energy sectors led the Fund’s performance over the last year. Strength in these sectors continued from last year as energy prices continued to increase and demand for basis materials such as steel, copper and industrial equipment held firm. The emerging economies of the world, led by China and India, need basic items to grow their infrastructure. While it is more exciting to invest in stocks in the consumer discretionary, financials and technology sectors, macro-economic events have not provided many opportunities to invest in these sectors, but we are seeing some opportunities emerge as those sectors weaken in the current market environment.

Major economic sectors that led the Fund’s performance were industrials, +33%, and energy, +27%. Individual stocks that performed well were: Jacobs Engineering Group, Inc., +99%; Express Scripts, Inc., +98%; Cypress Semiconductor Corporation, +91%; MEMC Electronic Materials, Inc., +95%; and FMC Technologies, Inc., +85%. Individual stocks that underperformed during the period were: AMR Corporation, –33%; Patterson-UTI Energy, Inc., –31%; Developers Diversified Realty Corp., –28%; BJ Services Company, –27%; and Weingarten Realty Investors, –22%.

As we look out into 2008, we believe that positive returns should be achieved by focusing on individual sectors of the market rather than a broad market advance. Currently, the financials and consumer sectors have issues related to the housing/mortgage market that could take some time to repair. Therefore, we believe that the other sectors of the market may provide the positive returns we are seeking in 2008.

Charles A. Murray, CFA Senior Portfolio Manager Morgan Asset Management, Inc.	David P. McGrath, CFA Senior Portfolio Manager Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

TOP TEN EQUITY HOLDINGS†

AS OF NOVEMBER 30, 2007

TICKER	DESCRIPTION	% OF TOTAL NET ASSETS	TICKER	DESCRIPTION	% OF TOTAL NET ASSETS
NBL	Noble Energy, Inc.	2.8%	LRCX	Lam Research Corporation	2.4%
JEC	Jacobs Engineering Group, Inc.	2.6%	SWN	Southwestern Energy Co.	2.4%
BTU	Peabody Energy Corporation	2.6%	FLS	Flowserve Corporation	2.2%
ABX	Barrick Gold Corporation	2.5%	DST	DST Systems, Inc	2.0%
MDY	Midcap Standard & Poor’s Trust Series I	2.5%	NEM	Newmont Mining Corporation	1.8%

†	The Fund’s composition is subject to change.

EQUITY SECTOR DIVERSIFICATION†

AS OF NOVEMBER 30, 2007

% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING		% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING
Consumer Products	24.8%	Financials	6.2%
Energy	17.7%	Exchange Traded Funds	4.9%
Technology	13.7%	Communications	4.0%
Industrials	8.8%	Utilities	2.2%
Basic Materials	7.2%	Short-Term Investments	10.5%

		Total	100.0%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTIONS

(1)

The Russell Mid Cap Growth Index tracks equity securities of medium-sized companies whose market capitalization falls within the $769 million to $30.8 billion range. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(2)	The Lipper Mid Cap Growth Index is the average return of the 30 largest mid-cap growth funds. Funds in the index are rebalanced quarterly. It is not possible to invest directly in an index.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Mid Cap Growth Fund—Class A Shares(1) from November 30, 1997 to November 30, 2007 compared to the Russell Mid Cap Growth Index(2).

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Mid Cap Growth Fund—Class C Shares from the commencement of investment operations on January 7, 2002 to November 30, 2007 compared to the Russell Mid Cap Growth Index(2).

(Unaudited)

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Mid Cap Growth Fund—Class I Shares from the commencement of investment operations on June 23, 2004 to November 30, 2007 compared to the Russell Mid Cap Growth Index(2).

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF NOVEMBER 30, 2007	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(3)
CLASS A SHARES**(1)	-2.30%	7.47%	14.26%	14.20%	14.53%
(EXCLUDING SALES LOAD)(1)	3.39%	13.72%	15.56%	14.84%	14.98%
CLASS C SHARES***	2.13%	12.34%	15.00%	N/A	9.72%
(EXCLUDING CDSC)	3.16%	13.48%	15.00%	N/A	9.72%
CLASS I SHARES	3.53%	13.87%	N/A	N/A	13.34%
RUSSELL MID CAP GROWTH INDEX(2)	-1.60%	10.13%	16.37%	7.70%	—
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 5.50%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.
(1)

Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares. Historical total return information for any period or portion thereof prior to the commencement of investment operations of Class A Shares on May 20, 1998 is that of Class B Shares and reflects all charges, expenses and fees incurred by Class B Shares, which were generally higher than the expenses of Class A Shares, during such periods.

(2)

The Russell Mid Cap Growth Index tracks equity securities of medium-sized companies whose market capitalization falls within the $769 million to $30.8 billion range. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(3)	The Fund’s Class A Shares (including predecessor Class B Shares), Class C Shares and Class I Shares commenced investment operations on June 30, 1993, January 7, 2002 and June 23, 2004, respectively.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2007

Shares			Value
Common Stocks–83.8%

		Basic Materials–7.2%
		Chemicals–0.5%
40,000		Airgas, Inc.	$1,979,200
		Iron/ Steel–1.6%
80,000	(2)	Carpenter Technology Corporation	6,036,000
		Mining–5.1%
60,000	(2)	Agnico-Eagle Mines Limited	2,887,200
240,000		Barrick Gold Corporation	9,722,400
140,000		Newmont Mining Corporation	6,956,600

		Total	19,566,200

		Total Basic Materials	27,581,400

		Communications–3.9%
		Internet–0.4%
60,000	(1)(2)	F5 Networks, Inc.	1,585,200
		Media–0.6%
50,000	(1)(2)	EchoStar Communications Corporation	2,155,000
		Telecommunications–2.9%
50,000	(1)(2)	Ciena Corporation	2,199,000
70,000	(1)(2)	Crown Castle International Corp.	2,936,500
100,000		Harris Corporation	6,277,000

		Total	11,412,500

		Total Communications	15,152,700

		Consumer Products–24.5%
		Agriculture–1.7%
60,000	(2)	Bunge Limited	6,740,400
		Airlines–1.1%
200,000	(1)(2)	AMR Corporation	4,236,000
		Apparel–1.0%
30,000	(2)	Polo Ralph Lauren Corporation	2,069,400
100,000	(1)(2)	The Timberland Company	1,628,000

		Total	3,697,400

		Auto Parts–0.5%
20,000		BorgWarner, Inc.	1,932,200
		Beverages–1.1%
100,000		The Pepsi Bottling Group, Inc.	4,267,000
		Biotechnology–0.2%
30,000	(1)(2)	Vertex Pharmaceuticals Incorporated	761,700
		Cosmetics/Personal Care–0.6%
60,000		Avon Products, Inc.	2,463,000
		Distribution/Wholesale–0.9%
90,000	(2)	Fastenal Company	3,567,600
		Healthcare Products–3.1%
100,000		DENTSPLY International, Inc.	4,278,000
80,000	(1)(2)	Henry Schein, Inc.	4,732,000
36,000	(1)(2)	Patterson Companies, Inc.	1,158,480
40,000	(1)	St. Jude Medical, Inc.	1,590,000

		Total	11,758,480

		Healthcare Services–3.6%
50,000	(1)	Coventry Health Care, Inc.	2,894,000
80,000	(1)	Health Net, Inc.	3,886,400
50,000	(1)	Hologic, Inc.	3,319,500
2,000	(1)(2)	Intuitive Surgical, Inc.	655,360

Shares			Value
Common Stocks (continued)
50,000	(1)	Pediatrix Medical Group, Inc.	$3,233,000

		Total	13,988,260

		Household Products–1.3%
40,000	(2)	Church & Dwight Co., Inc.	2,244,800
100,000	(1)(2)	Jarden Corporation	2,636,000

		Total	4,880,800

		Pharmaceuticals–4.4%
84,000		Allergan, Inc.	5,631,360
50,000	(1)(2)	Cephalon, Inc.	3,746,000
80,000	(1)	Express Scripts, Inc.	5,420,000
50,000	(1)(2)	VCA Anatech, Inc.	2,051,500

		Total	16,848,860

		Retail–5.0%
50,000		Advance Auto Parts, Inc.	1,798,000
100,000	(2)	American Eagle Outfitters, Inc.	2,289,000
40,000		Brinker International, Inc.	921,200
70,000	(1)(2)	Buffalo Wild Wings, Inc.	2,023,700
20,000	(1)(2)	CarMax, Inc.	457,400
50,000	(2)	CBRL Group, Inc.	1,673,000
56,000	(1)	Dollar Tree Stores, Inc.	1,604,960
90,000	(1)(2)	O’Reilly Automotive, Inc.	2,957,400
80,000		Ross Stores, Inc.	2,110,400
50,000	(1)(2)	Tractor Supply Company	2,051,000
50,000	(2)	Williams-Sonoma, Inc.	1,455,500
		Total	19,341,560

		Total Consumer Products	94,483,260

		Energy–17.6%
		Coal–4.3%
160,000		Arch Coal, Inc.	6,057,600
18,000	(1)(2)	Patriot Coal Corporation	608,580
180,000	(2)	Peabody Energy Corporation	10,015,200

		Total	16,681,380

		Oil & Gas–8.3%
30,000	(1)(2)	Cameron International Corporation	2,796,900
26,000		ENSCO International Incorporated	1,400,100
80,000	(1)	Newfield Exploration Company	3,988,000
150,000		Noble Energy, Inc.	10,806,000
180,000	(1)	Southwestern Energy Company	8,958,600
60,000		Sunoco, Inc.	4,026,000

		Total	31,975,600

		Oil & Gas Services–2.3%
60,000	(2)	Cimarex Energy Co.	2,317,800
40,000	(1)(2)	FMC Technologies, Inc.	2,223,200
20,000	(1)(2)	Grant Prideco, Inc.	962,000
20,000	(1)	Oceaneering International, Inc.	1,276,200
30,000		Smith International, Inc.	1,881,600

		Total	8,660,800

		Pipelines–2.7%
70,000	(2)	Equitable Resources, Inc.	3,700,200
80,000		Questar Corporation	4,276,000
70,000		The Williams Companies, Inc.	2,429,700

		Total	10,405,900

		Total Energy	67,723,680

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2007

Shares			Value
Common Stocks (continued)

		Financials–6.1%
		Diversified Financial Services–4.4%
80,000		Ameriprise Financial, Inc.	$4,695,200
80,000	(2)	Janus Capital Group, Inc.	2,685,600
54,000		Legg Mason, Inc.	4,120,740
100,000	(1)	The Nasdaq Stock Market, Inc.	4,336,000
14,000		NYSE Euronext, Inc.	1,212,400

		Total	17,049,940

		Real Estate Investment Trust Services–1.7%
50,000		Developers Diversified Realty Corporation	2,220,500
70,000	(2)	United Dominion Realty Trust, Inc.	1,542,100
80,000		Weingarten Realty Investors	2,852,000

		Total	6,614,600

		Total Financials	23,664,540

		Industrials–8.7%
		Diversified Machinery–2.2%
90,000		Flowserve Corporation	8,468,100
		Electronics–2.4%
160,000		Amphenol Corporation	6,936,000
20,000	(1)	Energizer Holdings, Inc.	2,272,600

		Total	9,208,600

		Engineering & Construction–2.6%
120,000	(1)	Jacobs Engineering Group, Inc.	10,052,400
		Environmental Control–0.8%
56,000	(1)(2)	Stericycle, Inc.	3,295,600
		Manufacturing–0.7%
70,000		Pall Corporation	2,677,500

		Total Industrials	33,702,200

		Technology–13.6%
		Computers–3.6%
90,000	(1)(2)	DST Systems, Inc.	7,627,500
90,000	(1)	Synopsys, Inc.	2,214,900
140,000	(1)	Western Digital Corporation	3,868,200

		Total	13,710,600

		Semiconductors–7.7%
260,000		Applied Materials, Inc.	4,895,800
200,000	(1)(2)	Cypress Semiconductor Corporation	6,644,000
80,000		KLA-Tencor Corporation	3,846,400
200,000	(1)	Lam Research Corporation	9,170,000
30,000	(1)	MEMC Electronic Materials, Inc.	2,327,400
100,000	(2)	Microchip Technology Incorporated	2,879,000

		Total	29,762,600

		Software–2.3%
50,000		The Dun & Bradstreet Corporation	4,461,500
100,000		Fidelity National Information Services, Inc.	4,322,000

		Total	8,783,500

		Total Technology	52,256,700

Shares			Value
Common Stocks (continued)

		Utilities–2.2%
		Electric–2.2%
120,000	(1)	The AES Corporation	$2,622,000
140,000	(1)(2)	NRG Energy, Inc.	5,934,600

		Total	8,556,600

		Total Utilities	8,556,600

		Total Common Stocks (identified cost $252,007,638)	323,121,080

Exchange Traded Funds–4.9%
120,000	(2)	Market Vectors Gold Miners	5,545,200
60,000	(2)	Midcap Standard & Poors Trust Series 1	9,411,600
120,000	(2)	Semiconductor HOLDRs	3,878,400

		Total	18,835,200

		Total Exchange Traded Funds (identified cost $17,123,234)	18,835,200

Short-Term Investments–31.5%
81,700,680		Bank of New York Institutional Cash Reserves Fund (held as collateral for securities lending)	81,700,680
19,925,408		Fidelity Institutional Money Market Fund	19,925,408
19,925,409		Lehman Brothers Institutional Prime Money Market Fund	19,925,409

		Total Short-Term Investments (identified cost $121,551,497)	121,551,497

Principal Amount			Value
Certificates of Deposit–5.5%
$1,995,139		Bank of Ireland, 4.659%, 2/12/2009 (held as collateral for securities lending)	1,995,139
2,988,952		Calyon New York, 4.644%, 2/13/2009 (held as collateral for securities lending)	2,988,952
2,999,398		Credit Industriel et Commercial New York, 4.710%, 3/20/2008 (held as collateral for securities lending)	2,999,398
1,999,880		Dexia Bank Yankee, 4.746%, 1/25/2008 (held as collateral for securities lending)	1,999,880
1,501,513		Nordea Bank Finland New York, 4.679%, 12/1/2008 (held as collateral securities lending)	1,501,513
2,989,120		Nordea Bank Finland New York, 4.678%, 2/6/2009 (held as collateral securities lending)	2,989,120
1,991,136		Suntrust Bank, 4.809%, 6/25/2009 (held as collateral for securities lending)	1,991,136

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2007

Principal Amount		Value
Certificates of Deposit (continued)
$990,769	Suntrust Bank, 4.849%, 1/29/2010 (held as collateral for securities lending)	$990,769
1,975,870	Washington Mutual Bank, 5.239%, 4/18/2008 (held as collateral for securities lending)	1,975,870
2,003,130	Unicredito Italiano Yankee, 4.696%, 5/2/2008 (held as collateral for securities lending)	2,003,130

	Total Certificates of Deposit (identified cost $21,434,907)	21,434,907

	Total Investments–125.7% (identified cost $412,117,276)	484,942,684

	Other Assets and Liabilities–net–(25.7)%	(99,166,282)

	Total Net Assets–100.0%	$385,776,402

(1)	Non-income producing security.
(2)	Certain shares are temporarily on loan to unaffiliated broker-dealers. See Note 5 to the Financial Statements for additional information about securities lending.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2007.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

REGIONS MORGAN KEEGAN SELECT GROWTH FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Growth Fund seeks growth of capital and income. The Fund invests in common stocks of companies that are expected to achieve above-average growth in earnings.

INVESTMENT RISKS:    Equity securities (stocks) can be more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Growth style stocks are considered to be more susceptible to developments affecting the market/economy and the individual company than common stocks in general. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended November 30, 2007, Regions Morgan Keegan Select Growth Fund’s Class A Shares had a total return of 14.46%, based on net asset value. During the same period, the Standard & Poor’s 500 Index(1), the Fund’s benchmark, returned 7.72% and the Standard & Poor’s Citigroup Growth Index(2) returned 9.47%. The Fund’s return slightly underperformed the Lipper Large Cap Growth Index(3), which had a total return of 15.48% during the same period.

The Fund experienced above-average returns in five of the ten economic sectors in the Standard & Poor’s 500 Index. Investments in the energy, consumer staples, utilities, materials and technology sectors on average performed well. Investments in the industrials and healthcare sectors had little relative effect on the Fund’s return, but the financials and consumer discretionary sectors underperformed their respective Standard & Poor’s 500 Index sectors. Although the Fund showed absolute underperformance in these two sectors, the Fund held a smaller percentage of these sectors than the index, resulting in relative outperformance. The Fund had no investments in telecommunication services.

Individual stocks that performed well were: Research in Motion Ltd., +146%; Mastercard Incorporated, +98%; FMC Technologies, Inc., +85%; Transocean, Inc., +66%; and Smith International, +49%. Investments that underperformed were: Network Appliance, Inc., –37%; Citigroup, Inc., –30%; BJ Services Company, –27%; Comcast Corp., –25%; and Amgen, Inc., –22%.

We believe that the consumer discretionary and financial sectors will continue to fight an uphill battle as the problems associated with housing, sub-prime mortgages and higher energy prices dampen our outlook for a broad market advance as we head into 2008. Other sectors of the market should continue to benefit from worldwide demand for basic materials and sources of energy as emerging economies continue to build their infrastructure. We believe sector selection should play an important role in the Fund’s relative return over the next year.

Charles A. Murray, CFA Senior Portfolio Manager Morgan Asset Management, Inc.	David P. McGrath, CFA Senior Portfolio Manager Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT GROWTH FUND

TOP TEN EQUITY HOLDINGS†

AS OF NOVEMBER 30, 2007

TICKER	DESCRIPTION	% OF TOTAL NET ASSETS	TICKER	DESCRIPTION	% OF TOTAL NET ASSETS
XOM	Exxon Mobil Corporation	5.6%	MO	Altria Group, Inc.	3.1%
CSCO	Cisco Systems, Inc.	3.9%	GE	General Electric Company	3.0%
PG	The Proctor & Gamble Company	3.5%	ORCL	Oracle Corporation	2.4%
IBM	International Business Machines Corporation	3.1%	XTO	XTO Energy, Inc	2.3%
RIG	Transocean, Inc	3.1%	PEP	Pepsico, Inc	2.3%

†	The Fund’s composition is subject to change.

EQUITY SECTOR DIVERSIFICATION†

AS OF NOVEMBER 30, 2007

% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING		% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING
Energy	20.0%	Communications	8.1%
Technology	18.4%	Financials	6.6%
Consumer Products	17.3%	Basic Materials	4.0%
Healthcare	13.2%	Exchange Traded Funds	1.6%
Industrials	9.7%	Short-Term Investments	1.1%

		Total	100.0%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTIONS

(1)

The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(2)

The Standard & Poor’s Citigroup Growth Index is a capitalization-weighted index of stocks in the Standard & Poor’s 500 Index having the highest price to book ratios. The index consists of approximately half of the Standard & Poor’s 500 Index on a market capitalization basis. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(3)	The Lipper Large Cap Growth Index is the average return of the 30 largest large-cap growth funds. Funds in the index are rebalanced quarterly. It is not possible to invest directly in an index.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT GROWTH FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Growth Fund—Class A Shares(1) from November 30, 1997 to November 30, 2007 compared to the Standard & Poor’s 500 Index(2), a broad-based market index.

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Growth Fund—Class C Shares from the commencement of investment operations on January 7, 2002 to November 30, 2007 compared to the Standard & Poor’s 500 Index(2), a broad-based market index.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT GROWTH FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Growth Fund—Class I Shares from the commencement of investment operations on May 19, 2005 to November 30, 2007 compared to the Standard & Poor’s 500 Index(2), a broad-based market index.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF NOVEMBER 30, 2007	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(3)
CLASS A SHARES**(1)	0.75%	8.16%	8.76%	4.34%	7.93%
(EXCLUDING SALES LOAD)(1)	6.61%	14.46%	10.00%	4.94%	8.32%
CLASS C SHARES***	5.37%	12.99%	9.38%	N/A	4.56%
(EXCLUDING CDSC)	6.43%	14.13%	9.38%	N/A	4.56%
CLASS I SHARES	6.77%	14.75%	N/A	N/A	12.68%
STANDARD & POOR’S 500 INDEX(2)	-2.33%	7.72%	11.63%	6.16%	—
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 5.50%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.
(1)

Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares. Historical total return information for any period or portion thereof prior to the commencement of investment operations of Class A Shares on May 20, 1998 is that of Class B Shares and reflects all charges, expenses and fees incurred by Class B Shares, which were generally higher than the expenses of Class A Shares, during such periods.

(2)

The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of 500 stocks representing all major industries. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(3)	The Fund’s Class A Shares (including predecessor Class B Shares), Class C Shares and Class I Shares commenced investment operations on April 20, 1992, January 7, 2002 and May 19, 2005, respectively.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT GROWTH FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2007

Shares			Value
Common Stocks–97.2%

		Basic Materials–4.0%
		Iron/Steel–0.7%
60,000	(2)	Nucor Corporation	$3,552,600
		Mining–3.3%
260,000		Barrick Gold Corporation	10,532,600
120,000		Newmont Mining Corporation	5,962,800

		Total	16,495,400

		Total Basic Materials	20,048,000

		Communications–8.1%
		Internet–3.0%
16,000	(1)	Google, Inc.	11,088,000
150,000	(1)(2)	Yahoo! Inc.	4,021,500

		Total	15,109,500

		Media–0.5%
120,000	(1)(2)	Comcast Corporation (Special Class A)	2,425,200
		Telecommunications–4.6%
700,000	(1)	Cisco Systems, Inc.	19,614,000
90,000		QUALCOMM Incorporated	3,670,200

		Total	23,284,200

		Total Communications	40,818,900

		Consumer Products–17.3%
		Agriculture–4.2%
200,000		Altria Group, Inc.	15,512,000
40,000		Archer Daniels Midland Company	1,454,000
40,000	(2)	Bunge Limited	4,493,600

		Total	21,459,600

		Apparel–0.2%
20,000	(1)	Coach, Inc.	742,800
		Beverages–3.0%
60,000		The Coca-Cola Company	3,726,000
150,000		PepsiCo, Inc.	11,577,000

		Total	15,303,000

		Biotechnology–3.2%
80,000	(1)(2)	Celgene Corporation	4,924,000
60,000	(1)	Genentech, Inc.	4,575,000
90,000	(1)	Genzyme Corporation	6,743,700

		Total	16,242,700

		Cosmetics/Personal Care–3.5%
240,000		The Procter & Gamble Company	17,760,000
		Retail–3.2%
100,000		CVS Corporation	4,009,000
12,000	(1)(2)	Kohl’s Corporation	591,360
100,000	(2)	Lowe’s Companies, Inc.	2,441,000
40,000	(2)	Target Corporation	2,402,400
100,000		The Home Depot, Inc.	2,856,000
100,000	(2)	Walgreen Co.	3,659,000

		Total	15,958,760

		Total Consumer Products	87,466,860

		Energy–20.0%
		Coal–0.4%
40,000	(2)	Peabody Energy Corporation	2,225,600

Shares			Value
Common Stocks (continued)
		Oil & Gas–15.1%
80,000		Chevron Corporation	$7,021,600
320,000		Exxon Mobil Corporation	28,531,200
80,000	(2)	Noble Corporation	4,170,400
80,000		Noble Energy, Inc.	5,763,200
60,000		Sunoco, Inc.	4,026,000
113,052	(2)	Transocean, Inc.	15,520,909
190,000		XTO Energy, Inc.	11,745,800

		Total	76,779,109

		Oil & Gas Services–4.5%
40,000		Baker Hughes Incorporated	3,210,800
40,000	(1)(2)	FMC Technologies, Inc.	2,223,200
180,000		Halliburton Company	6,589,800
80,000		Schlumberger Limited	7,476,000
50,000		Smith International, Inc.	3,136,000

		Total	22,635,800

		Total Energy	101,640,509

		Financials–6.6%
		Diversified Financial Services–4.6%
90,000		American Express Company	5,308,200
110,000		Ameriprise Financial, Inc.	6,455,900
8,000		CME Group, Inc.	5,268,800
20,000		NYSE Euronext, Inc.	1,732,000
20,000		The Goldman Sachs Group, Inc.	4,532,800

		Total	23,297,700

		Insurance–2.0%
175,000		American International Group, Inc.	10,172,750

		Total Financials	33,470,450

		Healthcare–13.2%
		Healthcare Products–3.2%
170,000		Johnson & Johnson	11,515,800
90,000		Medtronic, Inc.	4,576,500

		Total	16,092,300

		Healthcare Services–3.8%
80,000	(1)	Coventry Health Care, Inc.	4,630,400
160,000		UnitedHealth Group Incorporated	8,800,000
70,000	(1)	WellPoint, Inc.	5,894,700

		Total	19,325,100

		Pharmaceuticals–6.2%
140,000		Abbott Laboratories	8,051,400
74,000		Allergan, Inc.	4,960,960
160,000	(1)	Gilead Sciences, Inc.	7,446,400
200,000		Pfizer Inc.	4,752,000
130,000		Wyeth	6,383,000

		Total	31,593,760

		Total Healthcare	67,011,160

		Industrials–9.6%
		Aerospace/Defense–1.3%
90,000		United Technologies Corporation	6,729,300
		Electrical Components & Equipment–1.4%
120,000		Emerson Electric Co.	6,842,400

REGIONS MORGAN KEEGAN SELECT GROWTH FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2007

Shares			Value
Common Stocks (continued)
		Electronics–0.6%
30,000	(2)	Garmin Ltd.	$3,220,500
		Machinery-Construction & Mining–1.4%
100,000	(2)	Caterpillar Inc.	7,190,000
		Manufacturing–3.6%
400,000		General Electric Company	15,316,000
20,000		Precision Castparts Corp.	2,946,800

		Total	18,262,800

		Transportation–1.3%
35,000		Burlington Northern Santa Fe Corporation	2,923,200
50,000		United Parcel Service, Inc.	3,684,000

		Total	6,607,200

		Total Industrials	48,852,200

		Technology–18.4%
		Computers–5.9%
20,000	(1)	Apple Computer, Inc.	3,644,400
160,000	(1)	EMC Corporation	3,083,200
150,000	(2)	International Business Machines Corporation	15,777,000
70,000	(1)	Network Appliance, Inc.	1,729,700
50,000	(1)(2)	Research In Motion Limited	5,691,000

		Total	29,925,300

		Semiconductors–5.9%
470,000		Applied Materials, Inc.	8,850,100
240,000		Intel Corporation	6,259,200
126,000		KLA-Tencor Corporation	6,058,080
100,000	(1)(2)	Lam Research Corporation	4,585,000
120,000		Texas Instruments Incorporated	3,788,400

		Total	29,540,780

		Software–6.6%
90,000	(1)	Citrix Systems, Inc.	3,328,200
40,000	(2)	MasterCard Incorporated	8,026,000
300,000		Microsoft Corporation	10,080,000
600,000	(1)	Oracle Corporation	12,108,000

		Total	33,542,200

		Total Technology	93,008,280

		Total Common Stocks (identified cost $367,571,776)	492,316,359

Exchange Traded Funds–1.6%
		Equity Fund–1.6%
180,000	(2)	Market Vectors Gold Miners	8,317,800

		Total Exchange Traded Funds (identified cost $7,217,449)	8,317,800

Short-Term Investments–10.2%
46,175,905		Bank of New York Institutional Cash Reserves Fund (held as collateral for securities lending)	46,175,905
2,668,838		Fidelity Institutional Money Market Fund	2,668,838

Principal Amount		Value
Short-Term Investments (continued)
$2,668,839	Lehman Brothers Prime Money Market Fund	$2,668,839

	Total Short-Term Investments (identified cost $51,513,582)	51,513,582

Certificates of Deposit–2.5%
$1,995,139	Bank of Ireland, 4.659%, 2/12/2009 (held as collateral for securities lending)	1,995,139
1,992,634	Calyon New York, 4.644%, 2/13/2009 (held as collateral for securities lending)	1,992,634
1,999,598	Credit Industriel et Commercial New York, 4.710%, 3/20/2008 (held as collateral for securities lending)	1,999,598
1,999,880	Dexia Bank Yankee, 4.746%, 1/25/2008 (held as collateral for securities lending)	1,999,880
2,490,934	Nordea Bank Finland New York, 4.678%, 2/6/2009 (held as collateral for securities lending)	2,490,934
2,003,130	Unicredito Italiano Yankee, 4.696%, 5/2/2008 (held as collateral for securities lending)	2,003,130

	Total Certificates of Deposit (identified cost $12,481,315)	12,481,315

	Total Investments–111.5% (identified cost $438,784,122)	564,629,056

	Other Assets and Liabilities– net–(11.5)%	(58,399,285)

	Total Net Assets–100.0%	$506,229,771

(1)	Non-income producing security.
(2)	Certain shares are temporarily on loan to unaffiliated broker-dealers. See Note 5 to the financial statements for additional information about securities lending.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2007.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT CORE EQUITY FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Core Equity Fund seeks long-term growth of capital, current income and growth of income. The Fund typically invests in a combination of growth stocks and value stocks. By investing in a blend of stocks that demonstrate strong long-term earnings potential and undervalued stocks, the Fund seeks to achieve strong returns with less volatility.

INVESTMENT RISKS:    Equity securities (stocks) can be more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Growth style stocks are considered to be more susceptible to developments affecting the market/economy and the individual company than common stocks in general. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended November 30, 2007, Regions Morgan Keegan Select Core Equity Fund’s Class A Shares had a total return of 11.35%, based on net asset value. The Fund outperformed its benchmark indexes, the Standard & Poor’s 500 Index(1) and the Lipper Large-Cap Core Funds Index(2), which produced total returns of 7.72% and 8.33%, respectively, during the same period.

An overweight position in the materials sector and underweight position in the consumer discretionary sector added to the Fund’s performance. Some of the top-performing stocks in the Fund were Apple, Inc., Monsanto Co. and Medco Heath Solutions, Inc. Investments that underperformed were Bank of America Corporation, Nordstrom, Inc., and SanDisk Corp.

During the past year, global economic growth boomed, led by China and India. With the emerging middle classes in those economies along with the infrastructure build-out, demand for a variety of materials increased. The rise in demand came at a time following a period of twenty-five years of commodity deflation and underinvestment. While prices of commodities such as oil and metals have been the beneficiaries of rising demand from global growth coupled with supply constraints, a slowdown of global growth could negatively alter the equation for these cyclical commodities. However, grain prices have experienced similar increases, but grain as a commodity is less cyclical.

The rise in incomes and the emerging middle class in developing economies have increased demand for food and grain. In the U.S. and other countries, the emphasis on ethanol and bio-diesel fuels has resulted in added demand for agricultural products. Again, the rising incremental demand seems to be outpacing incremental supply additions. The Fund owns shares of Monsanto Co., which is the only seed company in the Standard & Poor’s 500 Index. Commodity prices tend to be the beneficiary of a weak U.S. dollar, and the decline of the dollar has benefited our materials sector holdings in the past year.

Technology as a sector is improving, and Apple, Inc., one of the Fund’s top ten holdings, is one of the top performers in the Standard & Poor’s 500 Index. Apple, Inc. continues to roll out impressive new products such as the iPhone, which has become a cultural phenomenon.

While many of the world economies have experienced rising growth rates, the U.S., economic growth has been slowing, and future U.S. consumer spending trends seem uncertain. The ongoing correction in the housing market along with the rise in energy prices created concerns regarding capital levels at financial institutions and consumer spending. If a homeowner’s house declines in value, that event may result in what is called a “negative wealth effect,” and because the consumer’s net worth has declined, he may spend less. Likewise, the rise in the price of energy means that the consumer has less discretionary income and consequently has less to spend at retailers. These trends worked against stocks in the financial services and consumer discretionary sectors. Although the Fund’s holdings in these sectors

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REGIONS MORGAN KEEGAN SELECT CORE EQUITY FUND

suffered declines during the past year, the Fund fortunately was underweighted in consumer discretionary sector relative to its benchmark.

Walter A. Hellwig Senior Portfolio Manager Morgan Asset Management, Inc.	John B. Russell, CFA Assistant Portfolio Manager Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

TOP TEN EQUITY HOLDINGS†

AS OF NOVEMBER 30, 2007

TICKER	DESCRIPTION	% OF TOTAL NET ASSETS	TICKER	DESCRIPTION	% OF TOTAL NET ASSETS
AAPL	Apple, Inc.	4.1%	POT	Potash Corp. of Saskatchewan, Inc.	3.2%
MON	Monsanto Company	3.7%	GILD	Gilead Sciences, Inc.	3.1%
HPQ	Hewlett-Packard Company	3.4%	ORCL	Oracle Corporation	3.0%
MHS	Medco Health Solutions, Inc.	3.3%	MO	Altria Group, Inc.	3.0%
FCX	Freeport-McMoRan Copper & Gold, Inc.	3.3%	XOM	Exxon Mobil Corporation	2.9%

†	The Fund’s composition is subject to change.

EQUITY SECTOR DIVERSIFICATION†

AS OF NOVEMBER 30, 2007

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
Financials	17.5%	Healthcare	8.8%
Technology	17.3%	Consumer Products	7.4%
Basic Materials	14.4%	Communications	7.3%
Industrials	12.8%	Utilities	2.4%
Energy	11.4%	Short-Term Investments	0.7%

		Total	100.0%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTIONS

(1)

The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(2)

The Lipper Large-Cap Core Funds Index consists of managed mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the Standard & Poor’s SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the Standard & Poor’s 500 Index. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

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REGIONS MORGAN KEEGAN SELECT CORE EQUITY FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Core Equity Fund—Class A Shares from the commencement of investment operations on October 26, 2000 to November 30, 2007 compared to the Standard & Poor’s 500 Index(1), a broad-based market index, and the Lipper Large-Cap Core Funds Index(2).

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Core Equity Fund—Class C Shares from the commencement of investment operations on April 3, 2006 to November 30, 2007 compared to the Standard & Poor’s 500 Index(1), a broad-based market index, and the Lipper Large-Cap Core Funds Index(2).

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REGIONS MORGAN KEEGAN SELECT CORE EQUITY FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Core Equity Fund—Class I Shares from November 30, 1996 to November 30, 2007 compared to the Standard & Poor’s 500 Index(1), a broad-based market index, and the Lipper Large-Cap Core Funds Index(2).

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF NOVEMBER 30, 2007	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(3)
CLASS A SHARES**(3)	-3.97%	5.23%	8.08%	N/A	0.45%
(EXCLUDING SALES LOAD)	1.62%	11.35%	9.31%	N/A	1.25%
CLASS C SHARES***	0.60%	10.05%	N/A	N/A	5.70%
(EXCLUDING SALES LOAD)	1.61%	11.16%	N/A	N/A	5.70%
CLASS I SHARES(3)	1.79%	11.63%	9.62%	5.14%	9.26%
STANDARD & POOR’S 500 INDEX(1)	-2.33%	7.72%	11.63%	6.16%	—
LIPPER LARGE-CAP CORE FUNDS INDEX(2)	-1.30%	8.33%	10.48%	5.48%	—
*	Not annualized for periods less than one year.

**	Reflects the maximum sales load of 5.50%.

***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.

(1)

The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of 500 stocks representing all major industries. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(2)

The Lipper Large-Cap Core Funds Index consists of managed mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the Standard & Poor’s SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the Standard & Poor’s 500 Index. It is not possible to invest directly in an index.

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REGIONS MORGAN KEEGAN SELECT CORE EQUITY FUND

(3)

The Fund began operations on February 18, 2005 as the successor to a substantially similar fund. On that date, the Fund merged with LEADER Growth & Income Fund, a series of LEADER Mutual Funds, and assumed that portfolio’s operating history and performance record. The Fund’s performance prior to February 18, 2005 is that of the Fund’s predecessor, the inception date of which was October 26, 2000 (Class A Shares) and September 1, 1994 (Class I Shares) and reflects fees and expenses paid by the predecessor fund’s Class A Shares and Class I Shares. Effective April 1, 2006, Regions Morgan Keegan Select LEADER Growth & Income Fund changed its name to Regions Morgan Keegan Select Core Equity Fund. The Fund’s Class C Shares commenced investment operations on April 3, 2006.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

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REGIONS MORGAN KEEGAN SELECT CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2007

Shares			Value
Common Stocks–99.3%

		Basic Materials–14.4%
		Chemicals–9.5%
6,000		Air Products and Chemicals, Inc.	$594,240
12,000		CF Industries Holdings, Inc.	1,091,760
25,000		Monsanto Company	2,484,250
18,000		Potash Corporation of Saskatchewan, Inc.	2,158,020

		Total	6,328,270

		Mining–4.9%
22,000		Freeport-McMoRan Copper & Gold, Inc.	2,176,460
10,000		Southern Copper Corporation	1,106,500

		Total	3,282,960

		Total Basic Materials	9,611,230

		Communications–7.3%
		Internet–1.7%
1,600	(1)	Google Inc.	1,108,800
		Media–0.7%
13,000		The Walt Disney Company	430,950
		Telecommunications–4.9%
39,000		AT&T Inc.	1,490,190
34,000	(1)	Cisco Systems, Inc.	952,680
35,000		Corning Incorporated	850,150

		Total	3,293,020

		Total Communications	4,832,770

		Consumer Products–7.4%
		Agriculture–3.0%
26,000		Altria Group, Inc.	2,016,560
		Apparel–1.2%
12,000		Nike Inc.	787,800
		Beverages–1.0%
9,000		PepsiCo, Inc.	694,620
		Food–0.5%
10,000		Kraft Foods, Inc.	345,500
		Retail–0.6%
8,000	(1)	J. Crew Group, Inc.	384,400
		Toys/Games/Hobbies–1.1%
26,000		Hasbro, Inc.	722,020

		Total Consumer Products	4,950,900

		Energy–11.4%
		Oil & Gas–9.3%
9,000		Chevron Corporation	789,930
22,000		Exxon Mobil Corporation	1,961,520
10,000		Marathon Oil Corporation	559,000
26,000		Valero Energy Corporation	1,691,820
19,000		XTO Energy, Inc.	1,174,580

		Total	6,176,850

		Oil & Gas Services–2.1%
10,000		Halliburton Company	366,100
17,000		Smith International, Inc.	1,066,240

		Total	1,432,340

		Total Energy	7,609,190

Shares			Value
Common Stocks (continued)

		Financials–17.5%
		Banks–5.3%
34,000		Bank of America Corporation	$1,568,420
31,000		The Bank of New York Mellon Corporation	1,486,760
14,000		Wells Fargo & Company	454,020

		Total	3,509,200

		Diversified Financial Services–5.5%
1,200		CME Group Inc.	790,320
20,000		Janus Capital Group, Inc.	671,400
26,000		JPMorgan Chase & Co.	1,186,120
4,500		The Goldman Sachs Group, Inc.	1,019,880

		Total	3,667,720

		Insurance–6.7%
26,000		Loews Corporation	1,242,540
28,000		MetLife, Inc.	1,836,520
6,500		Prudential Financial, Inc.	611,910
14,000		The Travelers Companies, Inc.	743,540

		Total	4,434,510

		Total Financials	11,611,430

		Healthcare–8.8%
		Biotechnology–1.8%
20,000	(1)	Celgene Corporation	1,231,000
		Healthcare Services–0.6%
7,000	(1)	Coventry Health Care, Inc.	405,160
		Pharmaceuticals–6.4%
44,000	(1)	Gilead Sciences, Inc.	2,047,760
22,000	(1)	Medco Health Solutions, Inc.	2,199,780

		Total	4,247,540

		Total Healthcare	5,883,700

		Industrials–12.8%
		Aerospace/Defense–3.5%
11,000		Raytheon Company	680,350
22,000		United Technologies Corporation	1,644,940

		Total	2,325,290

		Electronics–2.3%
26,000	(1)	Thermo Fisher Scientific, Inc.	1,498,640
		Engineering & Construction–0.5%
2,500		Fluor Corporation	367,925
		Machinery-Diversified–2.3%
9,000		Deere & Company	1,546,200
		Miscellaneous Manufacturing–1.7%
29,000		General Electric Company	1,110,410
		Transportation–2.5%
20,000		Burlington Northern Santa Fe Corporation	1,670,400

		Total Industrials	8,518,865

		Technology–17.3%
		Computers–9.8%
15,000	(1)	Apple, Inc.	2,733,300
42,000	(1)	EMC Corporation	809,340

REGIONS MORGAN KEEGAN SELECT CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2007

Shares			Value
Common Stocks (continued)
44,000		Hewlett-Packard Company	$2,251,040
27,000	(1)	Western Digital Corporation	746,010

		Total	6,539,690

		Software–7.5%
8,000	(1)	Adobe Systems, Inc.	337,120
46,000		Microsoft Corporation	1,545,600
100,000	(1)	Oracle Corporation	2,018,000
12,000	(1)	Vmware, Inc.	1,096,440

		Total	4,997,160

		Total Technology	11,536,850

		Utilities–2.4%
		Electric–2.4%
26,000		Allegheny Energy, Inc.	1,579,500

		Total Common Stocks (identified cost $48,874,064)	66,134,435

Short-Term Investments–0.6%
218,999		Fidelity Institutional Money Market Fund	218,999
219,000		Lehman Brothers Prime Money Market Fund	219,000

		Total Short-Term Investments (identified cost $437,999)	437,999

		Total Investments–99.9% (identified cost $49,312,063)	66,572,434

		Other Assets and Liabilities–net–0.1%	49,153

		Total Net Assets–100.0%	$66,621,587

(1)	Non-income producing security.

Note: The categories of investments are shown as a percentage of total net assets at November, 2007.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

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REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Mid Cap Value Fund seeks long-term capital appreciation. The Fund invests its assets primarily in equity securities of companies with mid-capitalizations (i.e., companies whose market capitalization fall within the range tracked by the Russell Mid Cap Value Index at the time of purchase) that are judged by the Fund’s adviser to be undervalued.

INVESTMENT RISKS:    Equity securities (stocks) can be more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Mid-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended November 30, 2007, Regions Morgan Keegan Select Mid Cap Value Fund’s Class A Shares had a total return of 4.58%, based on net asset value. The Russell Mid Cap Value Index(1), the Fund’s benchmark, had a total return of only 0.70% during the same period.

For much of the first half of the Fund’s fiscal year, U.S. stock market performance was largely driven by prevailing wisdom that opportunities from global trade and emerging economies, record levels of buyouts by private equity firms, and resilient American consumers would offset the risks of a slowing economy. In the second half of fiscal 2007, however, the impact of liberal access to credit in recent years for both homeowners and leveraged buyout players began to weigh heavily on U.S. equity markets. As a result, investors in markets around the world endured extreme volatility as worries about sub-prime lending and the housing market in general were extended to credit markets everywhere, along with concerns about U.S. consumer spending, and rising energy and transportation costs as oil prices approached $100/barrel in late November. Despite continued uncertainly about the U.S. economy and market volatility, the Fund was able to achieve outperformance relative to its benchmark, particularly in the second half of the fiscal year. In this environment, we are closely reviewing the equity markets for suitable opportunities as well as Fund holdings’ exposure to risk, particularly in what could be a tightening credit environment in the months to come. However, we continue to believe that our focus on high quality business franchises will serve the Fund well in this type of environment and also provide some attractive opportunities over time among the rubble, given a longer term perspective.

From a sector perspective, the Fund’s holdings in the information technology, financials, and industrials sectors were some of the key positive contributors to overall performance relative to the Fund’s benchmark. With respect to specific stocks, the Fund benefited from strong contributions by Flowserve Corp., Hewitt Associates, Inc., Corinthian Colleges, Inc., and T. Rowe Price Group, Inc. Other strong contributors during the period were Aon Corporation, Universal American Corp., and Republic Services, Inc.

Fund holdings that most adversely impacted performance were primarily in the heathcare, materials and telecommunication service sectors. With respect to specific stocks, Fund performance was adversely impacted by MBIA, Inc., Interpublic Group of Companies, Inc., Assured Guaranty Ltd., Student Loan Corporation, and IMS Health, Inc.

With respect to our outlook for December 2007 and early 2008, we continue to believe that the U.S. economy is in a mid-cycle slowdown. The risk of a recession over the next twelve months has increased in recent months, but as of fiscal year end the associated concerns (e.g., credit market concerns, inflation, higher energy prices, terrorism, or an emerging market meltdown) are largely unchanged. As a result we believe that U.S. equity markets may still be able to post reasonable results during an election year with mid-single-digit returns on the average, but are not likely to keep up with 2006’s and early 2007’s overall results across the globe given the maturity of this cycle. In any event, we

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REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND

expect ongoing record volatility as the continued risk of geopolitical events and the ongoing efforts by the Federal Open Market Committee for a well executed soft landing for a slowing economy will likely bring a set of challenges for investors to navigate in the coming months.

Eric T. McKissack, CFA

Chief Investment Officer

Channing Capital Management, LLC

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. and Channing Capital Management, LLC disclaim any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

TOP TEN EQUITY HOLDINGS†

AS OF NOVEMBER 30, 2007

TICKER	DESCRIPTION	% OF TOTAL NET ASSETS	TICKER	DESCRIPTION	% OF TOTAL NET ASSETS
BCO	The Brink’s Company	4.8%	MKL	Markel Corporation	3.8%
COCO	Corinthian Colleges, Inc.	4.4%	EXH	Exteran Holdings, Inc.	3.6%
RSG	Republic Services, Inc.	4.3%	FIC	Fair Isaac Corp.	3.5%
HEW	Hewitt Associates, Inc.	4.2%	UHCO	Universal American Corp.	3.4%
FLS	Flowserve Corp.	4.2%	ACN	Accenture Ltd.	3.2%

†	The Fund’s composition is subject to change.

EQUITY SECTOR DIVERSIFICATION†

AS OF NOVEMBER 30, 2007

% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING		% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING
Consumer Products	30.2%	Basic Materials	5.5%
Financials	21.0%	Utilities	4.0%
Industrials	14.8%	Energy	3.6%
Technology	11.4%	Short-Term Investments	1.5%

Communications	8.0%	Total	100.0%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTION

(1)

The Russell Mid Cap Value Index tracks equity securities of medium-sized companies whose market capitalization falls within the $703 million to $30.8 billion range. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

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REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Mid Cap Value Fund—Class A Shares(1) from the commencement of investment operations on December 9, 2002 to November 30, 2007 compared to the Russell Mid Cap Value Index(2).

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Mid Cap Value Fund—Class C Shares from the commencement of investment operations on December 9, 2002 to November 30, 2007 compared to the Russell Mid Cap Value Index(2).

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REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Mid Cap Value Fund—Class I Shares from the commencement of investment operations on May 10, 2005 to November 30, 2007 compared to the Russell Mid Cap Value Index(2).

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF NOVEMBER 30, 2007	SIX MONTHS*	1 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(3)
CLASS A SHARES**(1)	-11.23%	-1.17%	10.79%
(EXCLUDING SALES LOAD)(1)	-6.06%	4.58%	12.06%
CLASS C SHARES***	-7.58%	2.79%	11.47%
(EXCLUDING CDSC)	-6.64%	3.83%	11.47%
CLASS I SHARES	-5.95%	4.75%	9.30%
RUSSELL MID CAP VALUE INDEX(2)	-10.90%	0.70%	—
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 5.50%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.
(1)	Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares.
(2)

The Russell Mid Cap Value Index tracks equity securities of medium-sized companies whose market capitalization falls within the $703 million to $30.8 billion range. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(3)	The Fund’s Class A Shares and Class C Shares commenced investment operations on December 9, 2002 and the Fund’s Class I Shares commenced investment operations on May 10, 2005.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

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REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2007

Shares			Value
Common Stocks–98.6%

		Basic Materials–5.5%
		Chemicals–3.1%
47,100		Airgas, Inc.	$2,330,508
		Mining–2.4%
48,600		Compass Minerals International, Inc.	1,784,592

		Total Basic Materials	4,115,100

		Communications–8.1%
		Advertising–2.0%
29,500		Omnicom Group, Inc.	1,438,125
		Media–2.4%
2,184		The Washington Post Company	1,761,396
		Telecommunications–3.7%
31,846	(2)	Anixter International, Inc.	2,054,067
55,567		Citizens Communications Company	721,260

		Total	2,775,327

		Total Communications	5,974,848

		Consumer Products–30.2%
		Apparel–5.7%
79,381	(1)(2)	Hanesbrands, Inc.	2,240,925
46,126	(2)	Phillips-Van Heusen Corporation	1,956,665

		Total	4,197,590

		Commercial Services–14.3%
68,400		Accenture Ltd.	2,363,904
187,900	(1)(2)	Corinthian Colleges, Inc.	3,280,734
50,100		Equifax, Inc.	1,865,223
83,900	(1)(2)	Hewitt Associates, Inc.	3,146,250

		Total	10,656,111

		Distribution/Wholesale–2.7%
22,500		W.W. Grainger, Inc.	1,986,750
		Food–4.7%
38,910		H. J. Heinz Company	1,840,443
38,925		SUPERVALU, INC.	1,629,790

		Total	3,470,233

		Leisure Time–2.8%
51,000	(2)	Royal Caribbean Cruises Ltd.	2,068,560

		Total Consumer Products	22,379,244

		Energy–3.6%
		Oil & Gas Services–3.6%
32,957	(2)	Exterran Holdings, Inc.	2,637,878

		Total Energy	2,637,878

		Financials–21.0%
		Banks–2.0%
46,800		Marshall & Ilsley Corporation	1,472,796
		Diversified Financial Services–7.4%
18,805	(1)(2)	Affiliated Managers Group, Inc.	2,336,521
18,871		Legg Mason, Inc.	1,440,046
28,600	(2)	T. Rowe Price Group, Inc.	1,758,328

		Total	5,534,895

Shares			Value
Common Stocks (continued)
		Insurance–11.6%
30,500		Aon Corporation	$1,524,085
76,661	(2)	Assured Guaranty Ltd.	1,730,239
5,846	(1)(2)	Markel Corporation	2,818,649
105,448	(1)(2)	Universal American Financial Corp.	2,513,880

		Total	8,586,853

		Total Financials	15,594,544

		Industrials–14.8%
		Diversified Machinery–4.1%
32,768		Flowserve Corporation	3,083,141
		Environmental Control–4.3%
95,658		Republic Services, Inc.	3,172,976
		Hand/Machine Tools–1.6%
14,820		The Black & Decker Corporation	1,224,873
		Miscellaneous Manufacturing–4.8%
55,200	(2)	The Brink’s Company	3,531,696

		Total Industrials	11,012,686

		Technology–11.4%
		Software–11.4%
14,673		The Dun & Bradstreet Corporation	1,309,272
69,758		Fair Isaac Corporation	2,578,256
43,601	(1)	Fiserv, Inc.	2,238,039
85,554		IMS Health Incorporated	1,997,686
15,633	(1)	Metavante Technologies, Inc.	356,120

		Total Technology	8,479,373

		Utilities–4.0%
		Electric–4.0%
74,636	(1)(2)	DPL Inc.	2,259,978
15,222		Wisconsin Energy Corporation	728,220

		Total Utilities	2,988,198

		Total Common Stocks (identified cost $58,386,543)	73,181,871

Short-Term Investments–29.1%
20,500,720		Bank of New York Institutional Cash Reserves Fund (held as collateral for securities lending)	20,500,720
543,675		Fidelity Institutional Money Market Fund	543,675
543,676		Lehman Brothers Prime Money Market Fund	543,676

		Total Short-Term Investments (identified cost $21,588,071)	21,588,071

		Total Investments–127.7% (identified cost $79,974,614)	94,769,942

		Other Assets and Liabilities– net–(27.7)%	(20,580,271)

		Total Net Assets–100.0%	$74,189,671

REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2007

(1)	Non-income producing security.
(2)	Certain shares are temporarily on loan to unaffiliated broker- dealers. See Note 5 to the Financial Statements for additional information about securities lending.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2007.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT VALUE FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Value Fund seeks income and growth of capital. The Fund invests in common and preferred stocks according to a sector-weighting strategy in which attractive market valuation levels are assigned priority over prospects for future earnings growth.

INVESTMENT RISKS:    Equity securities (stocks) can be more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended November 30, 2007, Regions Morgan Keegan Select Value Fund’s Class A Shares had a total return of 16.93%, based on net asset value. The Fund outperformed its benchmark, the Standard & Poor’s 500 Citigroup Value Index(1), which produced a total return of 6.12% during the same period.

An overweight position in the materials sector and underweighted positions in the financial services and consumer discretionary sectors added to performance. Some of the top-performing stocks in the Fund were Monsanto Co., Hess Corporation, and Freeport McMoRan Copper & Gold, Inc. Investments that underperformed were Bank of America Corporation, Citigroup, Inc., and Wells Fargo & Company.

During the past year, global economic growth boomed, led by China and India. With the emerging middle classes in those economies along with the infrastructure build-out, demand for a variety of materials increased. The rise in demand came at a time following a period of twenty-five years of commodity deflation and underinvestment. While prices of commodities such as oil and metals have the beneficiaries of rising demand from global growth coupled with supply constraints, a slowdown of global growth could negatively alter the equation for these cyclical commodities. However, grain prices have experienced similar increases, but grain as a commodity is less cyclical.

The rise in incomes and the emerging middle class in developing economies have increased demand for food and grain. In the U.S. and other countries, the emphasis on ethanol and bio-diesel fuels has resulted in added demand for agricultural products. Again, the rising incremental demand seems to be outpacing incremental supply additions. The Fund owns shares of Monsanto Co., which is the only seed company in the Standard & Poor’s 500 Index. Commodity prices tend to be the beneficiary of a weak U.S. dollar, and the decline of the dollar has benefited our materials sector holdings in the past year.

While many of the world economies have experienced rising growth rates, the U.S. economic growth has been slowing, and future U.S. consumer spending trends seem uncertain. The ongoing correction in the housing market along with the rise in energy prices created concerns regarding capital levels at financial institutions and consumer spending. If a homeowner’s house declines in value, that event may result in what is called a “negative wealth effect,” and because the consumer’s net worth has declined, he may spend less. Likewise, the rise in the price of energy means that the consumer has less discretionary income and consequently has less to spend at retailers. These trends worked against stocks in the financials and consumer discretionary sectors. Although the Fund’s holdings in these sectors suffered declines during the past year, the Fund fortunately was underweighted in both the financials and consumer discretionary sectors relative to the Fund’s benchmark.

 LOGO

Walter A. Hellwig Senior Portfolio Manager Morgan Asset Management, Inc.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT VALUE FUND

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

TOP TEN EQUITY HOLDINGS†

AS OF NOVEMBER 30, 2007

TICKER	DESCRIPTION	% OF TOTAL NET ASSETS	TICKER	DESCRIPTION	% OF TOTAL NET ASSETS
MON	Monsanto Company	4.5%	VZ	Verizon Communications, Inc	2.9%
T	AT&T Inc.	3.4%	AAPL	Apple, Inc.	2.8%
DE	Deere & Company	3.2%	LTR	Loews Corporation	2.5%
MO	Altria Group, Inc.	3.2%	TRV	The Travelers Companies, Inc.	2.2%
POT	Potash Corporation of Saskatchewan, Inc	3.2%	PCU	Southern Copper Corporation	2.1%

†	The Fund’s composition is subject to change.

EQUITY SECTOR DIVERSIFICATION†

AS OF NOVEMBER 30, 2007

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
Financials	19.5%	Consumer Products	10.2%
Basic Materials	17.9%	Communications	6.5%
Energy	14.1%	Utilities	4.0%
Technology	11.8%	Short-Term Investments	4.8%

Industrials	11.2%	Total	100.0%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTION

(1)

The Standard & Poor’s 500 Citigroup Value Index is a sub-index of the Standard & Poor’s 500 Index representing 50% of the Standard & Poor’s 500 market capitalization and is comprised of those companies with value characteristics based on a series of ratios. (The Standard & Poor’s 500 Barra Value Index, which the Fund has used in the past as its benchmark, ceased to exist on June 30, 2006. The Standard & Poor’s 500 Barra Value Index was also a sub-index of the Standard & Poor’s 500 Index representing 50% of the Standard & Poor’s 500 Index market capitalization and was comprised of those companies with lower price-to-book ratios.) The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT VALUE FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Value Fund—Class A Shares(1) from November 30, 1997 to November 30, 2007 compared to the Standard & Poor’s 500 Citigroup Value Index(2), a broad-based market index.

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Value Fund—Class C Shares from the commencement of investment operations on February 21, 2002 to November 30, 2007 compared to the Standard & Poor’s 500 Citigroup Value Index(2), a broad-based market index.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT VALUE FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Value Fund—Class I Shares from the commencement of investment operations on June 16, 2004 to November 30, 2007 compared to the Standard & Poor’s 500 Citigroup Value Index(2), a broad-based market index.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF NOVEMBER 30, 2007	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(3)
CLASS A SHARES**(1)	0.03%	10.50%	10.61%	4.84%	8.87%
(EXCLUDING SALES LOAD)(1)	5.85%	16.93%	11.87%	5.43%	9.34%
CLASS C SHARES***	4.39%	14.96%	11.12%	N/A	7.83%
(EXCLUDING CDSC)	5.44%	16.12%	11.12%	N/A	7.83%
CLASS I SHARES	5.92%	17.23%	N/A	N/A	13.79%
STANDARD & POOR’S 500 CITIGROUP VALUE INDEX(2)	-5.47%	6.12%	14.25%	7.09%	—
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 5.50%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.
(1)

Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares. Historical total return information for any period or portion thereof prior to the commencement of investment operations of Class A Shares on May 20, 1998 is that of Class B Shares and reflects all charges, expenses and fees incurred by Class B Shares, which were generally higher than the expenses of Class A Shares, during such periods.

(2)

The Standard & Poor’s 500 Citigroup Value Index is a sub-index of the Standard & Poor’s 500 Index representing 50% of the Standard & Poor’s 500 market capitalization and is comprised of those companies with value characteristics based on a series of ratios. (The Standard & Poor’s 500 Barra Value Index, which the Fund has used in the past as its benchmark, ceased to exist on June 30, 2006. The Standard & Poor’s 500 Barra Value Index was also a sub-index of the Standard & Poor’s 500 Index representing 50% of the Standard & Poor’s 500 Index market capitalization and was comprised of those companies with lower price-to-book ratios and had the same returns for the periods shown as the Standard & Poor’s 500 Citigroup Value Index.) Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(3)

The Fund’s Class A Shares (including predecessor Class B Shares), Class C Shares and Class I Shares commenced investment operations on December 19, 1994, February 21, 2002 and June 16, 2004, respectively.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT VALUE FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2007

Shares			Value
Common Stocks–95.2%

		Basic Materials–17.9%
		Chemicals–11.4%
45,000		Air Products and Chemicals, Inc.	$4,456,800
120,000		Monsanto Company	11,924,400
25,000	(1)	The Mosaic Company	1,728,750
70,000		Potash Corporation of Saskatchewan, Inc.	8,392,300
30,000		Terra Nitrogen Company, L.P.	3,720,000

		Total	30,222,250

		Mining–6.5%
20,000		Anglo American plc	673,800
30,000		Barrick Gold Corporation	1,215,300
55,000		Freeport-McMoRan Copper & Gold, Inc.	5,441,150
25,000		Newmont Mining Corporation	1,242,250
50,000		Southern Copper Corporation	5,532,500
35,000		Vulcan Materials Company	3,108,000

		Total	17,213,000

		Total Basic Materials	47,435,250

		Communications–6.5%
		Telecommunications–6.5%
235,000		AT&T Inc.	8,979,350
20,000	(1)	Cisco Systems, Inc.	560,400
175,000		Verizon Communications, Inc.	7,561,750

		Total	17,101,500

		Total Communications	17,101,500

		Consumer Products–10.2%
		Agriculture–3.9%
110,000		Altria Group, Inc.	8,531,600
25,000		Reynolds American, Inc.	1,750,500

		Total	10,282,100

		Biotechnology–0.7%
20,000	(1)	Celgene Corporation	1,231,000
10,000	(1)	Genentech, Inc.	762,500

		Total	1,993,500

		Food–1.1%
65,000		Kraft Foods, Inc.	2,245,750
25,000		The Kroger Co.	718,750

		Total	2,964,500

		Healthcare Services–1.6%
50,000	(1)	WellPoint, Inc.	4,210,500
		Pharmaceuticals–2.3%
40,000	(1)	Medco Health Solutions	3,999,600
15,000		Merck & Co., Inc.	890,400
35,000		Schering-Plough Corporation	1,095,500

		Total	5,985,500

		Retail–0.6%
25,000		Costco Wholesale Corporation	1,685,000

		Total Consumer Products	27,121,100

		Energy–14.1%
		Coal–0.8%
40,000		Peabody Energy Corporation	2,225,600

Shares			Value
Common Stocks (continued)
		Oil & Gas–10.6%
50,000		Chevron Corporation	$4,388,500
35,000		ConocoPhillips	2,801,400
50,000		Exxon Mobil Corporation	4,458,000
150,000		Halliburton Company	5,491,500
50,000		Hess Corporation	3,561,000
34,139	(1)	Transocean, Inc.	4,686,943
40,000		Valero Energy Corporation	2,602,800

		Total	27,990,143

		Oil & Gas Services–1.4%
40,000		Schlumberger Limited	3,738,000
		Pipelines–1.3%
100,000		The Williams Companies, Inc.	3,471,000

		Total Energy	37,424,743

		Financials–19.5%
		Banks–5.1%
100,000		Bank Of America Corporation	4,613,000
10,000		Northern Trust Corporation	809,900
20,000		State Street Corporation	1,597,800
100,000		U.S. Bancorp	3,309,000
100,000		Wells Fargo & Company	3,243,000

		Total	13,572,700

		Diversified Financial Services–4.9%
20,000		Ameriprise Financial, Inc.	1,173,800
8,000		BlackRock, Inc.	1,586,960
15,000		Franklin Resources, Inc.	1,847,700
12,000		The Goldman Sachs Group, Inc.	2,719,680
27,000	(1)	IntercontinentalExchange, Inc.	4,507,920
25,000		JPMorgan Chase & Co.	1,140,500

		Total	12,976,560

		Insurance–9.5%
40,000		Aflac Incorporated	2,505,600
140,000		Loews Corporation	6,690,600
55,000		MetLife, Inc.	3,607,450
55,000		Prudential Financial, Inc.	5,177,700
110,000		The Travelers Companies, Inc.	5,842,100
50,000		Unum Group	1,242,000

		Total	25,065,450

		Total Financials	51,614,710

		Industrials–11.2%
		Aerospace/ Defense–2.1%
10,000		Goodrich Corporation	712,900
15,000		Lockheed Martin Corporation	1,660,050
50,000		Raytheon Company	3,092,500

		Total	5,465,450

		Electronics–1.1%
50,000	(1)	Thermo Fisher Scientific, Inc.	2,882,000
		Engineering & Construction–0.8%
15,000		Chicago Bridge & Iron Company N.V.	797,250
24,000	(1)	McDermott International, Inc.	1,255,200

		Total	2,052,450

		Metal Fabrication–1.1%
20,000		Precision Castparts Corp.	2,946,800

REGIONS MORGAN KEEGAN SELECT VALUE FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2007

Shares			Value
Common Stocks (continued)
		Machinery–3.5%
50,000		Deere & Company	$8,590,000
10,000	(1)	Terex Corporation	644,500

		Total	9,234,500

		Manufacturing–1.4%
100,000		General Electric Company	3,829,000
		Transportation–1.2%
40,000		Burlington Northern Santa Fe Corporation	3,340,800

		Total Industrials	29,751,000

		Technology–11.8%
		Computers–5.9%
40,000	(1)	Apple, Inc.	7,288,800
150,000	(1)	EMC Corporation	2,890,500
80,000		Hewlett-Packard Company	4,092,800
62,500	(1)	Sun Microsystems, Inc.	1,298,750

		Total	15,570,850

		Semiconductors–4.0%
150,000		Applied Materials, Inc.	2,824,500
150,000		Intel Corporation	3,912,000
50,000	(1)	MEMC Electronic Materials, Inc.	3,879,000

		Total	10,615,500

		Software–1.9%
100,000		Microsoft Corporation	3,360,000
20,000	(1)	VMware, Inc.	1,827,400

		Total	5,187,400

		Total Technology	31,373,750

		Utilities–4.0%
		Electric–4.0%
80,000		Allegheny Energy, Inc.	4,860,000
20,000		Constellation Energy Group, Inc.	2,004,200
15,000		Entergy Corporation	1,793,100
25,000		Exelon Corporation	2,026,750

		Total	10,684,050

		Total Utilities	10,684,050

		Total Common Stocks (identified cost $182,371,717)	252,506,103

Short-Term Investments–4.7%
6,204,351		Fidelity Institutional Money Market Fund	6,204,351
6,204,351		Lehman Brothers Prime Money Market Fund	6,204,351

		Total Short-Term Investments (identified cost $12,408,702)	12,408,702

		Total Investments–99.9% (identified cost $194,780,419)	264,914,805

		Other Assets and Liabilities– net–0.1%	185,842

		Total Net Assets–100.0%	$265,100,647

(1)	Non-income producing security.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2007.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Balanced Fund seeks total return through capital appreciation, dividends and interest. The Fund invests primarily in common and preferred stocks, convertible securities, and fixed-income securities.

INVESTMENT RISKS:    Stocks can be more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended November 30, 2007, Regions Morgan Keegan Select Balanced Fund’s Class A Shares had a total return of 11.36%, based on net asset value. The Standard & Poor’s 500 Index(1) had a total return of 7.72% during the period. The bond market, as measured by the Lehman Brothers Government/Credit Total Index(2) had a total return of 6.21% during the same period. A market-index return comprised of 60% Standard & Poor’s 500 Index and 40% Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index(3) was 7.54%. The Lipper Balanced Index(4) had a total return of 7.84%.

The following economic sectors led the equity performance this year: industrials, +34%; materials, +25%; consumer staples, +23%; and energy, +23%. Individual stocks that performed well were: Jacobs Engineering Group, Inc., +99%; Deere & Co., +91%; Smith International, Inc., +49%; Oceaneering International, Inc., +46%; and AFLAC, Inc., +44%. Underperforming sectors were: financial services, –3%; and healthcare, +5%. Stocks that failed to add value were: Starbucks Corp., –34%; Citigroup, Inc., –30%; Motorola, Inc., –27%; BJ Services Company, –27%; and Comcast Corp., –24%.

As far as economic sectors are concerned, energy was the Fund’s second largest sector. We continue to believe that our domestic energy infrastructure has suffered from years of underinvestment. Continued strength in oil prices haunt the American consumer, and we can not see any major relief from prices under the current scenario of higher global demand as China and India continue to expand their economies at faster rates than the rest of the world. Also, the materials sector with growth of infrastructure should continue to support stable or higher basic materials. Consumer discretionary, consumer staples, telecommunication services, and utilities comprise a small allocation of the Fund, and their performance should have less impact on Fund performance.

The bond portion of the Fund showed very modest appreciation, but added cash flow from interest income. The bond portion provides most of the income generated by the Fund, and provides some price stability during market volatility. The Fund did not own any investments related to the housing/mortgage market. All bonds are high-quality and have short- to intermediate-term maturities.

As we look into 2008, we believe that results will be more subdued as they were in 2007, and opportunities, if present, are expected to exist in certain economic sectors rather that in a broad market advance.

Charles A. Murray, CFA

Senior Portfolio Manager

Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

TOP TEN EQUITY HOLDINGS†

AS OF NOVEMBER 30, 2007

TICKER	DESCRIPTION	% OF TOTAL NET ASSETS	TICKER	DESCRIPTION	% OF TOTAL NET ASSETS
XOM	Exxon Mobil Corporation	3.3%	DVN	Devon Energy Corporation	2.0%
DE	Deere & Company	2.4%	GOOG	Google, Inc.	2.0%
ABX	Barrick Gold Corporation	2.3%	IBM	International Business Machines Corporation	1.8%
GE	General Electric Company	2.2%	MO	Altria Group, Inc.	1.8%
NEM	Newmont Mining Corporation	2.0%	SUN	Sunoco, Inc.	1.5%

†	The Fund’s composition is subject to change.

EQUITY SECTOR DIVERSIFICATION†

AS OF NOVEMBER 30, 2007

% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING
Consumer Products	13.5%
Energy	11.5%
Industrials	10.5%
Technology	8.1%
Financials	7.1%
Communications .	5.6%
Basic Materials .	5.3%

Total	61.6%

†	The Fund’s composition is subject to change.

FIXED INCOME DIVERSIFICATION†

AS OF NOVEMBER 30, 2007

% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING
Corporate Bonds	10.8%
U. S. Treasury Obligations	9.7%
Government & Agency Securities	6.2%
Mortgage-Backed Securities	3.1%
Exchange Traded Funds	2.6%
Short-Term Investments	6.0%

Total	38.4%

INDEX DESCRIPTIONS

(1)

The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(2)

The Lehman Brothers Government/Credit Total Index is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(3)

The Standard & Poor’s 500 Index/Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index is a 60%/40% weight between the two indexes. It is sometimes used as a standard market mix to measure a balanced fund’s performance against market indexes. The Fund’s asset allocation allowed by the prospectus is between 75% equity securities and 25% fixed income securities to 25% equity securities and 75% fixed income securities. The Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index is comprised of publicly placed, non-convertible, coupon-bearing domestic debt with maturities between 1 and 9.99 years, rated “A” or better. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(4)	The Lipper Balanced Index is the average return of the 30 largest balanced mutual funds. Funds in the index are rebalanced quarterly. It is not possible to invest directly in an index.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Balanced Fund—Class A Shares(1) from November 30, 1997 to November 30, 2007 compared to the Standard & Poor’s 500 Index(2) and the Lehman Brothers Government/Credit Total Index(2), two separate broad-based market indexes, and to the Standard & Poor’s 500 Index/Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index(2).

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Balanced Fund—Class C Shares from the commencement of investment operations on January 14, 2002 to November 30, 2007 compared to the Standard & Poor’s 500 Index(2) and the Lehman Brothers Government/Credit Total Index(2), two separate broad-based market indexes, and to the Standard & Poor’s 500 Index/Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index(2).

(Unaudited)

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Balanced Fund—Class I Shares from the commencement of investment operations on September 1, 2005 to November 30, 2007 compared to the Standard & Poor’s 500 Index(2) and the Lehman Brothers Government/Credit Total Index(2), two separate broad-based market indexes, and to the Standard & Poor’s 500 Index/Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index(2).

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF NOVEMBER 30, 2007	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(3)
CLASS A SHARES**(1)	-0.05%	5.23%	7.37%	5.40%	7.93%
(EXCLUDING SALES LOAD)(1)	5.77%	11.36%	8.59%	5.99%	8.41%
CLASS C SHARES***	4.35%	9.44%	7.79%	N/A	5.59%
(EXCLUDING CDSC)	5.40%	10.54%	7.79%	N/A	5.59%
CLASS I SHARES	5.96%	11.69%	N/A	N/A	10.03%
STANDARD & POOR’S 500 INDEX(2)	-2.33%	7.72%	11.63%	6.16%	—
LEHMAN BROTHERS GOVERNMENT/CREDIT TOTAL INDEX(2)	5.77%	6.21%	4.94%	6.10%	—
STANDARD & POOR’S 500 INDEX/MERRILL LYNCH 1-10 YEAR GOVERNMENT/CORPORATE A RATED AND ABOVE INDEX(2)	1.82%	7.54%	7.97%	6.29%	—
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 5.50%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.
(1)

Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares. Historical total return information for any period or portion thereof prior to the commencement of investment operations of Class A Shares on May 20, 1998 is that of Class B Shares and reflects all charges, expenses and fees incurred by Class B Shares, which were generally higher than the expenses of Class A Shares, during such periods.

(2)

The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks representing all major industries. The Lehman Brothers Government/Credit Total Index is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The Standard & Poor’s 500 Index/Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index is a 60%/40% weight between the two indexes. (Returns greater than one year assume rebalancing at the end of each fiscal year.) The Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index is comprised of publicly placed, non-convertible, coupon-bearing domestic debt with maturities between 1 and 9.99 years, rated “A” or better. Total returns for the indexes shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(3)

The Fund’s Class A Shares (including predecessor Class B Shares), Class C Shares and Class I Shares commenced investment operations on December 18, 1994, January 14, 2002 and September 1, 2005, respectively.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2007

Shares			Value
Common Stocks–61.3%

		Basic Materials–5.3%
		Mining–5.3%
36,000	(2)	Agnico-Eagle Mines Limited	$1,732,320
100,000		Barrick Gold Corporation	4,051,000
70,000		Newmont Mining Corporation	3,478,300

		Total	9,261,620

		Total Basic Materials	9,261,620

		Communications–5.6%
		Internet–2.2%
5,000	(1)	Google, Inc.	3,465,000
20,000	(1)(2)	Symantec Corporation	356,000

		Total	3,821,000

		Media–0.7%
60,000	(1)(2)	Comcast Corporation (Special Class A)	1,212,600
		Telecommunications–2.7%
90,000	(1)	Cisco Systems, Inc.	2,521,800
30,000		QUALCOMM Incorporated	1,223,400
20,000		Verizon Communications, Inc.	864,200

		Total	4,609,400

		Total Communications	9,643,000

		Consumer Products–13.4%
		Agriculture–2.7%
40,000		Altria Group, Inc.	3,102,400
14,000	(2)	Bunge Limited	1,572,760

		Total	4,675,160

		Beverages–0.9%
20,000		PepsiCo, Inc.	1,543,600
		Biotechnology–1.4%
16,000	(1)(2)	Celgene Corporation	984,800
20,000	(1)	Genentech, Inc.	1,525,000

		Total	2,509,800

		Cosmetics/ Personal Care–1.2%
28,000		The Procter & Gamble Company	2,072,000
		Healthcare Products–1.5%
24,000		Johnson & Johnson	1,625,760
20,000		Medtronic, Inc.	1,017,000

		Total	2,642,760

		Healthcare Services–0.6%
10,000		UnitedHealth Group Incorporated	550,000
6,000	(1)	WellPoint, Inc.	505,260

		Total	1,055,260

		Pharmaceuticals–3.5%
34,000		Abbott Laboratories	1,955,340
26,000		Allergan, Inc.	1,743,040
16,000		Eli Lilly and Company	847,200
32,000	(1)	Gilead Sciences, Inc.	1,489,280

		Total	6,034,860

		Retail–1.6%
20,000	(2)	Lowe’s Companies, Inc.	488,200
30,000		The Home Depot, Inc.	856,800

Shares			Value
Common Stocks (continued)
30,000		Wal-Mart Stores, Inc.	$1,437,000

		Total	2,782,000

		Total Consumer Products	23,315,440

		Energy–11.4%
		Coal–0.5%
24,000		Arch Coal, Inc.	908,640
		Oil & Gas–8.9%
42,000		Devon Energy Corporation	3,478,020
65,000		Exxon Mobil Corporation	5,795,400
30,000		Occidental Petroleum Corporation	2,093,100
40,000		Sunoco, Inc.	2,684,000
24,000		XTO Energy, Inc.	1,483,680

		Total	15,534,200

		Oil and Gas Services–2.0%
30,000		Halliburton Company	1,098,300
10,000	(1)	Oceaneering International, Inc.	638,100
15,000		Schlumberger Limited	1,401,750
5,000		Smith International, Inc.	313,600

		Total	3,451,750

		Total Energy	19,894,590

		Financials–7.1%
		Banks -1.3%
24,000		Bank of America Corporation	1,107,120
14,000		Wachovia Corporation	602,000
20,000		Wells Fargo & Company	648,600

		Total	2,357,720

		Diversified Financial Services–3.3%
20,000		American Express Company	1,179,600
16,000		Ameriprise Financial, Inc.	939,040
40,000		Citigroup, Inc.	1,332,000
1,000		CME Group, Inc.	658,600
7,000		The Goldman Sachs Group, Inc.	1,586,480

		Total	5,695,720

		Insurance–2.5%
40,000		Aflac Incorporated	2,505,600
30,000		American International Group, Inc.	1,743,900

		Total	4,249,500

		Total Financials	12,302,940

		Industrials–10.5%
		Aerospace/Defense–1.0%
24,000		United Technologies Corporation	1,794,480
		Electronics–0.3%
4,000	(2)	Garmin Ltd.	429,400
		Engineering and Construction–1.4%
28,000	(1)(2)	Jacobs Engineering Group, Inc.	2,345,560
		Machinery–3.6%
30,000		Caterpillar, Inc.	2,157,000
24,000		Deere & Company	4,123,200

		Total	6,280,200

		Manufacturing–2.2%
100,000		General Electric Company	3,829,000

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2007

Shares			Value
Common Stocks (continued)
		Transportation–2.0%
18,000		Burlington Northern Santa Fe Corporation	$1,503,360
16,000		Union Pacific Corporation	2,018,240

		Total	3,521,600

		Total Industrials	18,200,240

		Technology–8.0%
		Computers–3.6%
34,000		Hewlett-Packard Company	1,739,440
30,000		International Business Machines Corporation	3,155,400
12,000	(1)(2)	Research In Motion Limited	1,365,840

		Total	6,260,680

		Semiconductors–3.5%
100,000		Applied Materials, Inc.	1,883,000
40,000		Intel Corporation	1,043,200
24,000		KLA-Tencor Corporation	1,153,920
30,000	(1)(2)	Lam Research Corporation	1,375,500
20,000		Texas Instruments Incorporated	631,400

		Total	6,087,020

		Software–0.9%
80,000	(1)	Oracle Corporation	1,614,400

		Total Technology	13,962,100

		Total Common Stocks (identified cost $71,938,941)	106,579,930

Principal Amount			Value
Corporate Bonds–10.7%

		Consumer Staples–1.2%
		Food–0.6%
$1,000,000		Kraft Foods, Inc., 4.125%, 11/12/2009	993,774
		Personal Products–0.6%
1,000,000		The Procter & Gamble Company, 6.875% 9/15/2009	1,048,958

		Total Consumer Staples	2,042,732

		Energy–0.3%
		Oil & Gas–0.3%
500,000		ConocoPhillips, 4.750%, 10/15/2012	504,725

		Total Energy	504,725

		Financials–4.6%
		Diversified Financial Services–3.4%
1,000,000		Bank of America Corp., 6.375%, 2/15/2008	1,002,758
1,000,000		Caterpillar Financial Services, 3.700%, 8/15/2008	990,114
1,000,000		Caterpillar Financial Services, 4.500% 6/15/2009	1,006,321
1,000,000		General Electric Company, 5.500%, 11/15/2011	1,000,715

Principal Amount			Value
Corporate Bonds (continued)
$1,000,000		International Lease Finance, 5.320%, 12/9/2007	$1,000,016
1,000,000		John Deere Capital Corp., 4.875%, 3/16/2009	1,003,134

		Total	6,003,058

		Insurance–0.3%
500,000		MetLife Inc, 5.375% 12/15/2012	517,717
		Investment Services–0.9%
500,000		Goldman Sachs Group, Inc., 4.125%, 1/15/2008	500,694
1,000,000		Morgan Stanley, 5.050% 1/21/2011	1,000,795

		Total	1,501,489

		Total Financials	8,022,264

		Healthcare–1.1%
		Healthcare Products–0.6%
1,000,000	(2)	Johnson & Johnson, 5.150% 8/15/2012	1,054,410
		Pharmaceuticals–0.5%
1,000,000		Abbott Laboratories, Note, 3.500%, 2/17/2009	987,003

		Total Healthcare	2,041,413

		Industrials–0.6%
		Industrial Conglomerates–0.6%
1,000,000	(2)	United Technologies Corp., 4.375%, 5/1/2010	1,003,094

		Total Industrials	1,003,094

		Services–0.6%
		Retail–0.6%
1,000,000	(2)	The Home Depot, Inc., 5.200%, 3/1/2011	1,000,361

		Total Services	1,000,361

		Telecommunication Services–1.7%
		Diversified Telecommunication Services–1.7%
1,000,000		Ameritech Capital, 6.150%, 1/15/2008	1,000,057
500,000		AT&T Inc., 5.100% 9/15/2014	493,824
1,000,000		New York Telephone Co., 6.125% 1/15/2010	1,031,020
500,000		Verizon Global Funding Corp., 4.000%, 1/15/2008	500,331

		Total Telecommunication Services	3,025,232

		Utilities–0.6%
		Electric Utilities–0.6%
1,000,000		Duke Energy, 4.200%, 10/1/2008	995,090

		Total Utilities	995,090

		Total Corporate Bonds (identified cost $18,462,342)	18,634,911

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2007

Principal Amount			Value
Government & Agency Securities–6.1%
		Federal Home Loan Bank–2.9%
$1,000,000		6.210%, 6/2/2009	$1,035,061
1,000,000	(2)	4.375% 10/22/2010	1,017,791
2,000,000	(2)	5.450%, 9/2/2011	2,022,448
1,000,000	(2)	4.750%, 1/19/2016	1,020,843

		Total Federal Home Loan Bank	5,096,143

		Federal National Mortgage Association–3.2%
1,000,000		6.000%, 5/15/2008	1,006,768
1,500,000		4.250%, 8/15/2010	1,520,399
1,000,000		5.625%, 8/22/2011	1,011,607
1,000,000		5.000% 10/15/2011	1,040,094
1,000,000	(2)	4.625%, 10/15/2013	1,024,199

		Total Federal National Mortgage Association	5,603,067

		Total Government and Agency Securities (identified cost $9,479,586)	10,699,210

Mortgage Backed Securities–3.1%
		Government National Mortgage Association–3.1%
687,531		5.000%, 2/15/2018	688,920
739,482		5.000%, 2/15/2018	740,976
746,117		5.000%, 3/15/2018	747,624
823,291		5.000%, 5/15/2018	824,954
1,108,137		5.000%, 6/15/2019	1,109,799
1,183,492		5.000%, 8/15/2019	1,185,267

		Total Mortgage Backed Securities (identified cost $5,658,703)	5,297,540

U.S. Treasury Obligations–9.7%
		U.S. Treasury Notes–9.7%
1,000,000	(2)	3.500% 12/15/2009	1,009,297
1,000,000	(2)	4.375%, 8/15/2012	1,044,297
2,000,000	(2)	4.750%, 5/15/2014	2,127,500
3,000,000	(2)	4.500%, 11/15/2015	3,131,016
2,000,000	(2)	4.500%, 2/15/2016	2,084,844
4,000,000	(2)	4.875%, 8/15/2016	4,271,564
1,000,000	(2)	4.500%, 11/30/2011	1,044,141
2,000,000	(2)	4.625%, 2/15/2017	2,099,688

		Total U.S. Treasury Obligations (identified cost $14,065,953)	16,812,347

Shares			Value
Exchange Traded Funds–2.6%
12,000	(2)	iShares MSCI EAFE Index	995,760
16,000	(1)(2)	iShares Silver Trust	2,224,000
40,000	(2)	Semiconductor HOLDRs	1,292,800

		Total Exchange Traded Funds (identified cost $4,463,437)	4,512,560

Shares		Value
Short-Term Investments–25.9%
34,656,194	Bank of New York Institutional Cash Reserves Fund (held as collateral for securities lending)	$34,656,194
5,145,224	Fidelity Institutional Money Market Fund	5,145,224
5,145,224	Lehman Brothers Prime Money Market Fund	5,145,224

	Total Short-Term Investments (identified cost $44,946,642)	44,946,642

Principal Amount		Value
Certificates of Deposit–1.7%
$997,570	Bank of Ireland, 4.659%, 2/12/2009 (held as collateral for securities lending)	997,570
999,799	Credit Industriel et Commercial New York, 4.710%, 3/20/2008 (held as collateral for securities lending)	999,799
999,940	Dexia Bank Yankee, 4.746%, 1/25/2008 (held as collateral for securities lending)	999,940

	Total Certificates of Deposit (identified cost $2,997,309)	2,997,309

	Total Investments–121.1% (identified cost $174,785,592)	210,480,449

	Other Assets and Liabilities– net–(21.1)%	(36,712,633)

	Total Net Assets–100.0%	$173,767,816

(1)	Non-income producing security.
(2)	Certain shares are temporarily on loan to unaffiliated broker-dealers. See Note 5 to the Financial Statements for additional information about securities lending.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2007.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Fixed Income Fund seeks current income with capital appreciation as a secondary objective. The Fund invests a majority of its total assets in investment-grade debt securities, including debt securities of the U.S. Treasury and government agencies, mortgage-backed and asset-backed securities, and corporate bonds. The Fund may invest up to 10% of its total assets in below investment grade debt securities. The debt securities purchased by the Fund will be rated, at the time of investment, at least CCC (or a comparable rating) by at least one nationally recognized statistical rating organization or, if unrated, determined by the Fund’s adviser to be of comparable quality.

INVESTMENT RISKS:    Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below investment grade debt securities are considered speculative with respect to an issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended November 30, 2007, Regions Morgan Keegan Select Fixed Income Fund’s Class A Shares had a total return of –2.01%, based on net asset value. The Merrill Lynch U.S. Corporate/Government/Mortgage Index(1) and the Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index(2) had total returns of 6.36% and 7.04%, respectively, during the same period.

2007 proved to be a difficult year in the bond market. What started out as a problem related to sub-prime mortgages slowly spread to all products that had any credit exposure. Even the highest quality products were not spared. While long-term Treasuries declined marginally, bond spreads widened in mortgages, credit and swaps in response to the credit crisis of 2007. We have seen periods like this before, but they are infrequent. What is different about this period is the widespread nature of the losses. Holdings that have experienced difficulty are diverse and range across the rating categories.

Against this backdrop, the Fund had a difficult 12-month period compared to its benchmark index. Our duration and interest rate strategies were generally correct and added to a positive return. However, our overweight in mortgages and lower quality corporates detracted from returns. In general, our strategy maintains an overweight allocation in spread sectors (e.g., mortgage-backed securities, asset-backed securities, corporate bonds, etc.), which during periods of extreme crisis detracts from the Fund’s overall returns.

We estimate that growth for 2008 will be below its long-term average and will range between 1 1/2%–2%. The slowdown in the housing market remains a drag on the economy and we expect that most market participants will wait and see if the weakness bleeds into consumer spending. So far, consumer demand remains relatively strong. However, mortgage resets in 2008 may prove a difficult headwind to a strong economy.

Going forward, the Fund plans to overweight the intermediate portion of the U.S. Treasury curve as we believe the curve will continue to steepen. Currently, duration is marginally short, which is as much a function of our steepening curve bias as anything. We expect mortgage-backed securities and corporate bonds will continue to face difficulty in 2008. However, we have moved to an overweight allocation in the higher quality issuers as valuations are very attractive. We feel comfortable with this stance and believe it will pay off in 2008.

Michael L. Smith Senior Portfolio Manager Morgan Asset Management, Inc.	Scott M. Flurry, CFA Senior Portfolio Manager Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND

PORTFOLIO STATISTICS†

AS OF NOVEMBER 30, 2007

Average Credit Quality	AA+
Current Yield	5.45%
Yield to Maturity	5.25%
Duration	4.30 Years
Average Effective Maturity	5.77 Years
Total Number of Holdings	66

†	The Fund’s composition is subject to change.

ASSET ALLOCATION†

AS OF NOVEMBER 30, 2007

% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING
Government & Agency Securities	30.6%
Corporate Bonds	27.5%
Mortgage-Backed Securities	22.5%
U. S. Treasury Obligations	12.7%
Asset-Backed Securities	0.9%
Short-Term Investments	5.8%

Total	100.0%

CREDIT QUALITY†

AS OF NOVEMBER 30, 2007

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
AAA	10.1%	Agency	44.3%
AA	12.9%	Treasury	14.1%
A	14.7%	Cash	1.4%

BBB	2.5%	Total	100.0%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTION

(1)

Effective January 24, 2007, the Fund changed its benchmark index from the Merrill Lynch 1-10 Year Government /Corporate A Rated and Above Index to the Merrill Lynch U.S. Corporate/Government/Mortgage Index (formerly, Merrill Lynch Domestic Master Index) because the latter was determined to be more reflective of the Fund’s asset allocations. The shift to the Merrill Lynch U.S. Corporate/Government/Mortgage Index is composed of U.S. dollar denominated SEC-registered investment grade public corporate and government debt. Treasuries, mortgage-backed securities, global bonds (debt issued simultaneously in the Eurobond and U.S. domestic bond markets) and some Yankee Bonds (debt of foreign issuers issued in the U.S. domestic market) are included in the Merrill Lynch U.S. Corporate/Government/Mortgage Index. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(2)

The Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index is comprised of publicly placed, non-convertible, coupon-bearing domestic debt with maturities between 1 and 9.99 years, rated “A” or better. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Fixed Income Fund—Class A Shares(1) from November 30, 1997 to November 30, 2007 compared to the Merrill Lynch U.S. Corporate/Government/Mortgage Index(2) and the Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index(3), each a broad-based market index.

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Fixed Income Fund—Class C Shares from the commencement of investment operations on December 3, 2001 to November 30, 2007 compared to the Merrill Lynch U.S. Corporate/Government/Mortgage Index(2) and the Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index(3), each a broad-based market index.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Fixed Income Fund—Class I Shares from the commencement of investment operations on August 14, 2005 to November 30, 2007 compared to the Merrill Lynch U.S. Corporate/Government/Mortgage Index(2) and the Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index(3), each a broad-based market index.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF NOVEMBER 30, 2007	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(4)
CLASS A SHARES**(1)	-2.52%	-3.97%	1.10%	3.82%	4.90%
(EXCLUDING SALES LOAD)(1)	-0.53%	-2.01%	1.51%	4.03%	5.03%
CLASS C SHARES***	-1.79%	-3.61%	0.77%	N/A	1.65%
(EXCLUDING CDSC)	-0.80%	-2.64%	0.77%	N/A	1.65%
CLASS I SHARES	-0.40%	-1.76%	N/A	N/A	1.25%
MERRILL LYNCH U.S. CORPORATE/GOVERNMENT/MORTGAGE INDEX(2)	5.67%	6.36%	4.89%	6.11%	—
MERRILL LYNCH 1-10 YEAR GOVERNMENT/CORPORATE A RATED AND ABOVE INDEX(3)	5.96%	7.04%	4.17%	5.75%	—
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 2.00%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.
(1)

Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares. Historical total return information for any period or portion thereof prior to the commencement of investment operations of Class A Shares on May 20, 1998 is that of Class B Shares and reflects all charges, expenses and fees incurred by Class B Shares, which were generally higher than the expenses of Class A Shares, during such periods.

(2)

Effective January 24, 2007, the Fund changed its benchmark index from the Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index to the Merrill Lynch U.S. Corporate/Government/Mortgage Index (formerly, Merrill Lynch Domestic Master Index) because the latter was determined to be more reflective of the Fund’s asset allocations. The shift to the Merrill Lynch U.S. Corporate/Government/Mortgage Index does not reflect a change in the Fund’s investment objectives or principal investment strategies. The Merrill Lynch U.S. Corporate/Government/Mortgage Index is composed of U.S. dollar denominated SEC-registered investment grade public corporate and government debt. Treasuries, mortgage-backed securities, global bonds (debt issued simultaneously in the Eurobond and U.S. domestic bond markets) and some Yankee Bonds (debt of foreign issuers issued in the U.S. domestic market) are included in the Merrill Lynch U.S. Corporate/Government/Mortgage Index. Total returns for the index shown are not adjusted to reflect taxes, sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(3)

The Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index is comprised of publicly placed, non-convertible, coupon-bearing domestic debt with maturities between 1 and 9.99 years, rated “A” or better. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(4)

The Fund’s Class A Shares (including predecessor Class B Shares), Class C Shares and Class I Shares commenced investment operations on April 20, 1992, December 3, 2001 and August 14, 2005, respectively.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2007

Principal Amount		Value
Corporate Bonds–28.1%

	Energy–1.1%
	Oil & Gas–1.1%
$2,000,000	Atlantic Richfield Co., 5.900%, 4/15/2009	$2,046,158

	Total Energy	2,046,158

	Financials–16.0%
	Commercial Banks–7.6%
3,000,000	Bank of America Corp., 7.800%, 2/15/2010	3,214,758
5,000,000	J.P. Morgan Chase & Co., 6.500%, 1/15/2009	5,048,550
2,000,000	J.P. Morgan Chase & Co., 7.000%, 11/15/2009	2,091,646
1,500,000	Northern Trust Co., 7.100%, 8/1/2009	1,561,316
2,000,000	Wachovia Corp., 5.750%, 6/15/2017	1,971,832

	Total	13,888,102

	Consumer Finance–2.7%
5,000,000	American General Finance Corp., 4.625%, 9/1/2010	4,972,605
	Diversified Financial Services–0.9%
2,500,000	Residential Capital LLC, 6.500%, 4/17/2013	1,618,750
	Diversified Telecommunication Services–0.6%
1,000,000	Bellsouth Capital Funding Corp., 7.750%, 2/15/2010	1,070,897
	Investment Services–3.1%
2,000,000	The Goldman Sachs Group, Inc., 5.500%, 11/15/2014	2,006,616
2,000,000	Lehman Brothers Holdings, Inc., 6.875%, 7/17/2037	1,942,926
2,000,000	Merrill Lynch & Co., 6.110%, 1/29/2037	1,743,848

	Total	5,693,390

	Property/Casualty Insurance–1.1%
2,000,000	The Travelers Cos. Inc., 6.250%, 6/15/2037	1,983,960

	Total Financials	29,227,704

	Industrials–11.0%
	Beverages–1.4%
2,500,000	PepsiCo Inc., 4.650%, 2/15/2013	2,508,575
	Conglomerates–1.7%
3,000,000	Honeywell International Inc., 7.500%, 3/1/2010	3,203,868
	Electrical Equipment–2.8%
5,000,000	Emerson Electric Co., 5.850%, 3/15/2009	5,079,610
	Food–1.4%
2,500,000	Kellogg Co., 5.125%, 12/3/2012	2,518,985

Principal Amount			Value
Corporate Bonds (continued)
		Retail–3.7%
$3,000,000		The Home Depot, Inc., 5.400%, 3/1/2016	$2,842,962
2,000,000		Target Corp., 5.375%, 5/1/2017	1,929,102
2,000,000		Wal-Mart Stores Inc., 5.875%, 4/5/2027	1,940,296

		Total	6,712,360

		Total Industrials	20,023,398

		Total Corporate Bonds (identified cost $52,140,342)	51,297,260

Government & Agency Securities–31.4%
		Federal Farm Credit Bank–0.6%
1,000,000		4.150%, 4/7/2011	999,048
		Federal Home Loan Bank–1.0%
800,000		4.000%, 3/30/2012	801,339
1,000,000		7.375%, 2/12/2010	1,075,993

		Total	1,877,332

		Federal Home Loan Mortgage Corporation–15.3% (2)
3,000,000		5.000%, 4/15/2025	3,013,806
7,000,000		5.000%, 6/15/2033	6,758,472
3,000,000	(1)	5.750%, 1/15/2012	3,205,803
5,688,439		6.000%, 4/1/2036	5,775,472
8,959,890		6.000%, 7/1/2037	9,096,259

		Total	27,849,812

		Federal National Mortgage Association–14.5% (2)
2,772,727		1.967%, 7/25/2019 interest-only strips	166,805
2,745,315		5.000%, 1/1/2020	2,749,982
2,700,000		5.000%, 3/25/2024	2,663,418
7,000,000		5.000%, 7/25/2033	6,862,478
13,994,536		5.500%, 7/1/2034	14,041,277

		Total	26,483,960

		Total Government & Agency Securities (identified cost $57,258,342)	57,210,152

Asset-Backed Securities–1.4%
		Collateralized Debt Obligations–0.5%
1,000,000	(3)	Soloso 2005-1A A3L, 6.543%, 10/15/2035	920,000
		Commercial Loans–0.5%
1,000,000	(3)	Timberstar Trust 2006-1A, 6.208%, 10/15/2036	931,290
		Home Equity Loans–0.4%
4,172,000		Soundview Home Equity 2005-B M9, 7.054%, 5/25/2035	666,577

		Total Asset-Backed Securities (identified cost $6,028,296)	2,517,867

Mortgage-Backed Securities–22.6%
		Government National Mortgage Association–7.0%
5,717,660		5.000%, 6/15/2019	5,726,236
1,454,724		5.500%, 10/15/2017	1,474,392

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2007

Principal Amount			Value
Mortgage-Backed Securities (continued)
$1,138,011		5.500%, 2/15/2018	$1,153,067
1,168,781		5.500%, 2/15/2018	1,184,244
1,596,407		5.500%, 9/15/2019	1,616,138
1,611,773		5.500%, 11/15/2019	1,631,695

		Total	12,785,772

		Collateralized Mortgage Obligations–15.6%
7,000,000		Countrywide Alternative Loan Trust 2005-6CB, 5.500%, 4/25/2035	6,609,204
1,074,894		Downey Savings & Loan 2004-AR3 2A2A, 5.056%, 7/19/2044	1,058,887
2,782,637		GSR Mortgage Loan Trust 2004-7 2A1, 4.145%, 6/25/2034	2,757,735
5,724,003		J.P. Morgan Mortgage Trust 2005-A1 3A3, 4.900%, 2/25/2035	5,642,911
3,979,868		Master Mortgage 2005-1 9A1, 5.237%, 1/25/2035	3,901,926
2,256,285		Merrill Lynch 2005-A1 2A1, 4.523%, 12/25/2034	2,247,287
500,000		Residential Funding Mortgage 2004-S9, 5.500%, 12/25/2034	480,447
4,670,655		Structured Mortgage 2005-1 5A2, 5.172%, 2/25/2035	4,677,218
1,000,000		Structured Adjustable Rate Mortgage 2006-3 3A2, 5.750%, 4/25/2036	977,414

		Total	29,273,029

		Total Mortgage-Backed Securities (identified cost $42,180,324)	41,138,801

U.S. Treasury Obligations–12.9%
		U.S. Treasury Notes–12.9%
4,000,000	(1)	3.750%, 5/15/2008	4,008,124
2,300,000	(1)	4.000%. 9/30/2009	2,337,196
4,500,000	(1)	4.250%, 8/15/2015	4,622,346
2,000,000	(1)	4.500%, 11/30/2011	2,088,282
2,000,000		4.500%, 3/31/2012	2,089,532
2,000,000	(1)	4.500%, 2/15/2016	2,084,844
3,000,000	(1)	4.750%, 5/15/2014	3,191,250
3,000,000	(1)	4.875%, 8/15/2016	3,203,673

		Total U.S. Treasury Notes (identified cost $22,912,222)	23,625,247

Shares			Value
Short-Term Investments–14.7%
15,784,564		Bank of New York Institutional Cash Reserves Fund (held as collateral for securities lending)	15,784,564
5,477,528		Fidelity Institutional Money Market Fund	5,477,528
5,477,528		Lehman Brothers Prime Money Market Fund	5,477,528

		Total Short-Term Investments (identified cost $26,739,620)	26,739,620

Principal Amount		Value
Certificates of Deposit–2.7%
$1,504,754	Barclays Bank PLC Yankee, 4.648%, 1/3/2008 (held as collateral for securities lending)	$1,504,754
999,799	Credit Industriel et Commercial New York, 4.710%, 3/20/2008 (held as collateral for securities lending)	999,799
1,499,911	Dexia Bank Yankee, 4.746%, 1/25/2008 (held as collateral for securities lending)	1,499,911
1,001,565	Unicredito Italiano Yankee, 4.696%, 5/2/2008 (held as collateral for securities lending)	1,001,565

	Total Certificates of Deposit (identified cost $5,006,029)	5,006,029

	Total Investments–113.8% (identified cost $212,265,175)	207,534,976

	Other Assets and Liabilities– net–(13.8)%	(25,177,226)

	Total Net Assets–100.0%	$182,357,750

(1)	Certain principal amounts are temporarily on loan to unaffiliated broker-dealers. See Note 5 to the Financial Statements for additional information about securities lending.
(2)	The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.
(3)	Securities sold within the terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institution buyers.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2007.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT

LIMITED MATURITY FIXED INCOME FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Limited Maturity Fixed Income Fund seeks current income. The Fund invests a majority of its total assets in investment-grade debt securities, including debt securities of the U.S. Treasury and government agencies, mortgage-backed and asset-backed securities, and corporate bonds. The Fund may invest up to 10% of its total assets in below investment grade debt securities. The debt securities purchased by the Fund will be rated, at the time of investment, at least CCC (or a comparable rating) by at least one nationally recognized statistical rating organization or, if unrated, determined by the Fund’s adviser to be of comparable quality.

INVESTMENT RISKS:    Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below investment grade debt securities are considered speculative with respect to an issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended November 30, 2007, Regions Morgan Keegan Select Limited Maturity Fixed Income Fund’s Class A Shares had a total return of -5.24%, based on net asset value. During the same period, the Merrill Lynch 1-3 Year Government/Corporate A Rated and Above Index(1) and the Merrill Lynch 1-3 Year Treasury Index(2) had total returns of 6.63% and 7.06%, respectively.

2007 proved to be a difficult year in the bond market. High quality products like U.S. Treasuries performed well; however, corporate bonds, mortgage-backed securities, asset-backed securities, or other spread products performed poorly. 2007 was especially punishing for the lower tranches in the capital structure. Gross domestic product growth remained surprisingly resilient, but a lack of liquidity in financial markets and an anticipated slowdown in growth has precipitated Federal Open Market Committee action. During the last 3 months of the Fund’s fiscal year, the Federal Open Market Committee has lowered rates 0.75% to a level of 4.25%. Likewise, the front-end of the yield curve has responded favorably while longer maturity U.S. Treasuries are only marginally better on the year.

We estimate that growth for 2008 will be below its long-term average and will range between 1½%–2%. The slowdown in the housing market remains a drag on the economy and we expect that most market participants will wait and see if the weakness bleeds into consumer spending. So far, consumer demand remains relatively strong. However, mortgage resets in 2008 may prove a difficult headwind to a strong economy.

Against this backdrop, the Fund had a difficult 12-month period compared to its benchmark index. The Fund had a longer duration than the index for much of the year, which aided performance. Alternatively, the Fund’s exposure to mortgages detracted from performance. As we look forward, the Fund has shifted out of many of its mortgage-backed holdings and diversified into select corporate issues. It bears mentioning that we anticipate that spread sectors, like corporate bonds, will continue to struggle, but valuations are very attractive. We have therefore been adding select corporate issuers and expect to continue to do so until valuations adjust.

Michael L. Smith

Senior Portfolio Manager

Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

LIMITED MATURITY FIXED INCOME FUND

PORTFOLIO STATISTICS†

AS OF NOVEMBER 30, 2007

Average Credit Quality	AA+
Current Yield	4.62%
Yield to Maturity	4.67%
Duration	1.50 Years
Average Effective Maturity	1.90 Years
Total Number of Holdings	19

†	The Fund’s composition is subject to change.

ASSET ALLOCATION†

AS OF NOVEMBER 30, 2007

% OF TOTAL INVESTMENTS EXCLUDING COLLATERAL FOR SECURITIES LENDING
Mortgage-Backed Securities	33.9%
U. S. Treasury Obligations	32.5%
Government & Agency Securities	24.1%
Corporate Bonds	4.5%
Asset-Backed Securities	0.9%
Short-Term Investments	4.1%

Total	100.0%

CREDIT QUALITY†

AS OF NOVEMBER 30, 2007

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
AAA	34.5%	Agency	24.7%
A	14.0%	Treasury	21.4%
BBB	3.1%	Cash	2.3%

		Total	100.0%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTIONS

(1)

Effective January 24, 2007, the Fund changed its benchmark index from the Merrill Lynch 1-3 Year Treasury Index to the Merrill Lynch 1-3 Year Government/Corporate A Rated and Above Index because the latter was determined to be more reflective of the Fund’s asset allocations. The shift to the Merrill Lynch 1-3 Year Government/Corporate A Rated and Above Index does not reflect a change in the Fund’s investment objective or principal investment strategies. The Merrill Lynch 1-3 Year Government/Corporate A Rated and Above Index is an unmanaged index composed of U.S. government and U.S. dollar denominated SEC registered corporate bonds with an investment grade rating of “A” or higher. Issuers have a maturity of between 1 and 3 years. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(2)

The Merrill Lynch 1-3 Year Treasury Index tracks short-term U.S. government securities with maturities between 1 and 2.99 years. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

LIMITED MATURITY FIXED INCOME FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Limited Maturity Fixed Income Fund—Class A Shares(2) from November 30, 1997 to November 30, 2007(1) compared to the Merrill Lynch 1-3 Year Government/Corporate A Rated and Above Index(3) and the Merrill Lynch 1-3 Year Treasury Index(4), each a broad-based market index.

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Limited Maturity Fixed Income Fund—Class C Shares from the commencement of investment operations on December 14, 2001 to November 30, 2007(1) compared to the Merrill Lynch 1-3 Year Government/Corporate A Rated and Above Index(3) and the Merrill Lynch 1-3 Year Treasury Index(4), each a broad-based market index.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

LIMITED MATURITY FIXED INCOME FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Limited Maturity Fixed Income Fund—Class I Shares from the commencement of investment operations on September 1, 2005 to November 30, 2007(1) compared to the Merrill Lynch 1-3 Year Government/Corporate A Rated and Above Index(3) and the Merrill Lynch 1-3 Year Treasury Index(4), each a broad-based market index.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF NOVEMBER 30, 2007(1)	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(5)
CLASS A SHARES**(2)	-3.75%	-6.66%	-0.11%	2.68%	3.30%
(EXCLUDING SALES LOAD)(2)	-2.28%	-5.24%	0.19%	2.84%	3.41%
CLASS C SHARES***	-3.62%	-6.89%	-0.55%	N/A	0.12%
(EXCLUDING CDSC)	-2.65%	-5.95%	-0.55%	N/A	0.12%
CLASS I SHARES	-2.18%	-4.91%	N/A	N/A	-0.50%
MERRILL LYNCH 1-3 YEAR GOVERNMENT/CORPORATE A RATED AND ABOVE INDEX(3)	4.74%	6.63%	3.50%	5.01%	—
MERRILL LYNCH 1-3 YEAR TREASURY INDEX(4)	5.26%	7.06%	3.26%	4.80%	—
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 1.50%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.
(1)	Effective July 1, 2006, Morgan Asset Management, Inc. agreed to voluntarily waive 0.15% of its contractual investment advisory fee. If not for this waiver, performance would have been lower.
(2)

Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares. Historical total return information for any period or portion thereof prior to the commencement of investment operations of Class A Shares on May 20, 1998 is that of Class B Shares and reflects all charges, expenses and fees incurred by Class B Shares, which were generally higher than the expenses of Class A Shares, during such periods.

(3)

Effective January 24, 2007, the Fund changed its benchmark index from the Merrill Lynch 1-3 Year Treasury Index to the Merrill Lynch 1-3 Year Government/Corporate A Rated and Above Index because the latter was determined to be more reflective of the Fund’s asset allocations. The shift to the Merrill Lynch 1-3 Year Government/Corporate A Rated and Above Index does not reflect a change in the Fund’s investment objective or principal investment strategies. The Merrill Lynch 1-3 Year Government/Corporate A Rated and Above Index is an unmanaged index composed of U.S. government and U.S. dollar denominated SEC registered corporate bonds with an investment grade rating of “A” or higher. Issuers have a maturity of between 1 and 3 years. Total returns for the index shown are not adjusted to reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(4)

The Merrill Lynch 1-3 Year Treasury Index tracks short-term U.S. government securities with maturities between 1 and 2.99 years. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(5)

The Fund’s Class A Shares (including predecessor Class B Shares), Class C Shares and Class I Shares commenced investment operations on December 12, 1993, December 14, 2001 and September 1, 2005, respectively.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

LIMITED MATURITY FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2007

Principal Amount			Value
Corporate Bonds–4.4%
		Finance–2.2%
$500,000		The Bear Stearns Companies Inc, 5.850% 7/19/2010	$497,464
		Retail–2.2%
500,000		The Home Depot, Inc., 3.750% 9/15/2009	490,276

		Total Corporate Bonds (identified cost $985,006)	987,740

Government & Agency Securities–24.1%
		Federal Home Loan Bank–22.5%
5,000,000		4.000%, 3/10/2008	4,994,670

		Federal Home Loan Mortgage Corporation–1.6% (2)
349,544		5.000%, 1/15/2016	349,275

		Total Government & Agency Securities (identified cost $5,353,204)	5,343,945

Asset-Backed Securities–0.9%
		Home Equity Loans–0.9%
1,200,000		Soundview Home Equity Loan Trust, 2005-B M9, 7.054% 5/25/2035	191,729

		Total Asset-Backed Securities (identified cost of $1,158,667)	191,729

Mortgage-Backed Securities–33.9%
		Collateralized Mortgage Obligations–33.9%
2,595,943		CS First Boston Mortgage Securities Corp 2003-AR24 2A4, 4.027% 10/25/2033	2,579,457
339,440		Downey Savings & Loan 2004-AR3 2A2A, 5.056% 7/19/2044	334,385
834,791		GSR Mortgage Loan Trust 2004-7 2A1, 4.145% 6/25/2034	827,320
509,506		Harborview Mortgage Loan Trust 2005-7 1A1, 6.209% 6/19/2045	476,388
1,627,279		Merrill Lynch Mortgage Investors Inc., 2005-A1 2A1, 4.523% 12/25/2034	1,620,790
1,704,219		Wells Fargo Mortgage Backed Securities Trust 2005-AR3 2A1, 4.197% 3/25/2035	1,688,194

		Total Mortgage-Backed Securities (identified cost $7,590,656)	7,526,534

U.S. Treasury Obligations–32.4%
		U.S. Treasury Notes–32.4%
2,000,000		4.500%, 5/15/2010	2,069,688
1,000,000	(1)	4.750%, 2/28/2009	1,019,688
1,000,000	(1)	4.875%, 4/30/2008	1,006,250
1,000,000	(1)	4.875%, 4/30/2011	1,055,312
2,000,000	(1)	4.875%, 8/15/2009	2,057,500

		Total U. S. Treasury Obligations (identified cost $6,999,033)	7,208,438

Shares		Value
Short-Term Investments–25.1%
4,657,117	Bank of New York Institutional Cash Reserves Fund (held as	$4,657,117
	collateral for securities lending)
456,306	Fidelity Institutional Money Market Fund	456,306
456,306	Lehman Brothers Prime Money Market Fund	456,306

	Total Short-Term Investments (identified cost $5,569,729)	5,569,729

	Total Investments–120.8% (identified cost $27,656,295)	26,828,115

	Other Assets and Liabilities– Net–(20.8)%	(4,614,952)

	Total Net Assets-100%	$22,213,163

(1)	Certain principal amounts are temporarily on loan to unaffiliated broker-dealers. See Note 5 to the Financial Statements for additional information about securities lending.
(2)	The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2007.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE TAX EXEMPT BOND FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund seeks current income that is exempt from federal income tax. The Fund invests its assets primarily in a highly diversified portfolio of tax-exempt bonds.

INVESTMENT RISKS:     Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. A portion of the Fund’s income may be subject to the federal alternative minimum tax and/or certain state and local taxes. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended November 30, 2007, Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund’s Class A Shares had a total return of 2.90%, based on net asset value. The Merrill Lynch 3-7 Year Municipal Index(1), the Fund’s benchmark, had a total return of 4.59% during the same period.

Distinctly different market environments prevailed during the first half and second half of the Fund’s fiscal year. The period from November 30, 2006 to May 31, 2007 was characterized by stable, then rising interest rates in fixed-income markets generally as well as in the tax-exempt market. The value of the Fund’s portfolio fell with rising rates, and the small positive total return for the period was achieved because interest earned slightly exceeded the change in market value.

During the most recent six-month period, May 31, 2007 to November 30, 2007, interest rates in many fixed-income sectors, including tax-exempt, generally fell, reversing the movement of the previous six months. The Fund’s portfolio increased in value, and almost all of the total return for the twelve-month period was earned during the second six months.

The Fund invests in tax-exempt securities of relatively high credit quality. This sector has generally not been affected by the widely discussed problems in the sub-prime mortgage sector and the resulting dysfunction in some credit markets. We believe rated tax-exempt bond issuers in the aggregate constitute one of the strongest sectors in the fixed-income markets other than U.S. Treasury securities.

With tax-exempt interest rates now at multi-year low levels, we believe the Fund is positioned defensively, with a maturity structure somewhat shorter than that of its benchmark index.

Dorothy E. Thomas, CFA

Senior Portfolio Manager

Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE TAX EXEMPT BOND FUND

PORTFOLIO STATISTICS†

AS OF NOVEMBER 30, 2007

% OF TOTAL INVESTMENTS
Average Credit Quality	AA+
Current Yield	4.47%
Yield to Maturity	3.40%
Duration	3.40 Years
Average Effective Maturity	5.00 Years
Total Number of Holdings	80

†	The Fund’s composition is subject to change.

CREDIT QUALITY†

AS OF NOVEMBER 30, 2007

% OF TOTAL INVESTMENTS
AAA	57.9%
AA	40.1%
A	2.0%

Total	100.0%

STATE DIVERSIFICATION†

AS OF NOVEMBER 30, 2007

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
Alabama	12.6%	Illinois	3.5%
Texas	12.4%	Indiana	3.1%
North Carolina	10.5%	Arkansas	2.4%
Virginia	10.3%	California	2.2%
Tennessee	7.4%	Colorado	2.0%
Georgia	7.0%	Maryland	1.0%
Florida	6.2%	Washington	0.9%
South Carolina	6.2%	Kansas	0.6%
Missouri	5.4%	Short-Term Investments	1.2%

Kentucky	5.1%	Total	100.0%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTION

(1)

The Merrill Lynch 3-7 Year Municipal Index is a total performance benchmark for the intermediate-term municipal bond market. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE TAX EXEMPT BOND FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund—Class A Shares from the commencement of investment operations on February 9, 2004 to November 30, 2007 compared to the Merrill Lynch 3-7 Year Municipal Index(1), a broad-based market index.

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund—Class C Shares from the commencement of investment operations on February 9, 2004 to November 30, 2007 compared to the Merrill Lynch 3-7 Year Municipal Index(1), a broad-based market index.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE TAX EXEMPT BOND FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund—Class I Shares from the commencement of investment operations on February 9, 2004 to November 30, 2007 compared to the Merrill Lynch 3-7 Year Municipal Index(1), a broad-based market index.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF NOVEMBER 30, 2007	SIX MONTHS*	1 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(2)
CLASS A SHARES**	0.62%	0.84%	1.51%
(EXCLUDING SALES LOAD)	2.67%	2.90%	2.05%
CLASS C SHARES***	1.26%	1.28%	1.78%
(EXCLUDING CDSC)	2.29%	2.30%	1.78%
CLASS I SHARES	2.69%	3.05%	2.16%
MERRILL LYNCH 3-7 YEAR MUNICIPAL INDEX (1)	3.93%	4.59%	—
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 2.00%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.
(1)

The Merrill Lynch 3-7 Year Municipal Index is a total performance benchmark for the intermediate-term municipal bond market. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(2)	The Fund commenced investment operations on February 9, 2004.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE TAX EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2007

Principal Amount		Value
Municipal Bonds–98.1%
	Alabama–12.5%
$500,000	Alabama Water Pollution Control Authority, Revenue Bonds, 4.750% (AMBAC INS), 8/15/2014	$501,100
430,000	Athens, Alabama , GO UT Warrants, 4.650% (AMBAC INS), 8/1/2011	437,757
250,000	Baldwin County Alabama, Refunding Bonds, 5.200% (FSA LOC), 6/1/2008	252,210
500,000	Decatur, Alabama Water Authority, Revenue Bonds, 4.650% (FSA LOC), 5/1/2010	513,680
500,000	Huntsville, Alabama Health Care Authority, Revenue Bond, 4.700% (MBIA INS), 6/1/2012	522,185
500,000	Huntsville, Alabama Water Systems, Revenue Bond Warrants, 4.875%, 11/1/2015	510,770
500,000	Limestone County Alabama Water Authority, 4.700% (AMBAC INS), 12/1/2009	512,395
250,000	Mobile, Alabama, GO UT Warrants, 5.200% (AMBAC INS), 2/15/2010	260,503
500,000	Scottsboro, Alabama Waterworks Sewer & Gas Board, Revenue Bonds, 4.400% (MBIA INS), 8/1/2012	507,400
250,000	Shelby County Alabama Board of Education, GO LTD Warrants, 4.500% (AMBAC INS), 2/1/2009	253,165
500,000	Shelby County Alabama Board of Education, GO LTD, 4.750%, 2/1/2013	510,835
250,000	Southeast Alabama Gas District, Revenue Bonds (Series A), 5.250% (AMBAC INS), 6/1/2011	266,787
1,000,000	Tuscaloosa, Alabama, GO UT Warrants, 4.500%, 2/15/2013	1,039,050
245,000	Tuscaloosa, Alabama City Board of Education, Warrants, 4.550%, 2/15/2010	245,115
500,000	The Board of Trustees of the University of Alabama, Revenue Bonds, 5.375% (FGIC LOC), 10/1/2011	519,170

	Total	6,852,122

	Arkansas–2.3%
250,000	Arkansas State Development Finance Authority, Revenue Bonds, 4.000% (AMBAC INS), 12/1/2011	256,208
1,000,000	Little Rock, Arkansas, GO LTD, 4.000% (FSA LOC), 4/1/2014	1,030,960

	Total	1,287,168

	California–2.1%
1,000,000	California State, GO UT, 6.000%, 2/1/2016	1,167,490

	Colorado–1.9%
85,000	Lower Colorado River Authority, Prerefunded, Revenue Bonds, 5.250%, 5/15/2021	92,931

Principal Amount		Value
Municipal Bonds (continued)
	Colorado (continued)
$915,000	Lower Colorado River Authority, Unrefunded, Revenue Bonds, 5.250%, 5/15/2021	$973,203

	Total	1,066,134

	Florida–6.2%
750,000	Broward County Florida, GO UT (Series B), 5.000%, 1/1/2012	796,725
250,000	Florida State Department of Transportation, GO UT (Series A), 5.000%, 7/1/2016	268,260
1,000,000	Florida State Board of Education, GO UT, 4.000%, 6/1/2009	1,011,100
1,000,000	JEA Florida Electric Systems, Revenue Bonds (Series D), 4.400%, 10/1/2018	1,000,820
300,000	Palm Beach County Florida Solid Waste Authority, Revenue Bonds (Series A), 6.000% (AMBAC INS), 10/1/2009	314,196

	Total	3,391,101

	Georgia–7.0%
300,000	Atlanta and Fulton County Recreation Authority, Revenue Bonds, 4.750% (AMBAC INS), 12/1/2010	312,717
500,000	Augusta, Georgia Water & Sewer Authority, Revenue Bonds, 4.000% (FSA LOC), 10/1/2012	515,015
250,000	Fayette County Georgia School District, GO UT, 4.625%, 3/1/2010	257,190
825,000	Georgia State, Series H-2, GO UT, Variable, 12/1/2026	825,000
1,000,000	Gwinnett County Georgia Water & Sewer Authority, Revenue Bonds, 4.000%, 8/1/2015	1,032,610
350,000	Private Colleges & Universities of Georgia, Revenue Bonds, 4.750%, 11/1/2008	354,512
500,000	Roswell, Georgia, GO UT, 4.250%, 2/1/2011	514,865

	Total	3,811,909

	Illinois–3.5%
1,300,000	Chicago, Illinois, GO UT (Series B), 5.000%, 1/1/2025	1,357,382
500,000	Illinois Health Facilities Authority, Revenue Bonds, 6.125%, 11/15/2022	540,480

	Total	1,897,862

	Indiana–3.1%
1,000,000	Indiana State Office Building & Facility, Revenue Bonds, 5.250% (FGIC INS), 7/1/2015	1,105,000
500,000	Indianapolis, Indiana Public Improvement Board, Revenue Bonds, 6.000%, 1/10/2020	574,920

	Total	1,679,920

	Kansas–0.6%
300,000	Kansas State Development Finance Authority, Revenue Bonds, 5.000% (MBIA INS), 6/1/2011	316,575

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE TAX EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2007

Principal Amount		Value
Municipal Bonds (continued)
	Kentucky–5.1%
$500,000	Kentucky State Property & Building Commission, Revenue Bonds, 5.750%, 10/1/2012	$534,120
2,000,000	Louisville & Jefferson County Kentucky Metropolitan Sewer District, Revenue Bonds (Series B), Variable, 5/15/2023	2,000,000
250,000	Louisville, Kentucky Public Properties Corp. First Mortgage, Revenue Bonds, 4.550% (MBIA INS), 12/1/2008	253,088

	Total	2,787,208

	Maryland–1.0%
500,000	Maryland State & Local Facilities, GO UT (Series II), 5.500%, 7/15/2013	555,095

	Missouri–5.4%
1,000,000	Missouri State Environmental Energy Authority, Revenue Bonds (Series B), 5.125%, 1/1/2020	1,064,370
750,000	Missouri State Highway & Transportation, Revenue Bonds (Series A), 5.625%, 2/1/2018	803,213
1,000,000	Missouri State Highway & Transportation, Revenue Bonds (Series A), 5.250%, 2/1/2020	1,075,100

	Total	2,942,683

	North Carolina–10.4%
1,000,000	Greensboro, North Carolina, GO UT (Series A), 4.000%, 2/1/2013	1,032,900
500,000	Mecklenburg County North Carolina, GO UT (Series B), 4.400%, 2/1/2012	510,810
500,000	Mecklenburg County North Carolina, GO UT (Series A), 4.000%, 2/1/2015	513,720
250,000	North Carolina Infrastructure Financial Corp., Revenue Bonds, 5.000%, 10/1/2011	264,395
1,000,000	North Carolina State, GO UT (Series A), 4.000%, 9/1/2012	1,030,440
1,000,000	Wake County North Carolina, GO UT Refunding Bonds, 4.000%, 3/1/2015	1,034,920
750,000	Wake County North Carolina, GO UT (Series A), 4.000%, 4/1/2013	775,035
500,000	Winston-Salem, North Carolina Water & Sewer System, Revenue Bonds, 4.875%, 6/1/2015	508,850

	Total	5,671,070

	South Carolina–6.2%
1,000,000	South Carolina State, GO UT, 4.000%, 1/1/2014	1,024,900
500,000	South Carolina State, GO UT (Series A), 4.600%, 5/1/2012	518,390
1,000,000	South Carolina State Public Service Authority, Revenue Bonds (Series A), 5.000% (AMBAC), 1/1/2018	1,059,490
750,000	South Carolina State Public Service Authority, Revenue Bonds (Series A), 5.000% (AMBAC), 1/1/2022	782,917

	Total	3,385,697

Principal Amount		Value
Municipal Bonds (continued)
	Tennessee–7.4%
$500,000	Knox County Tennessee, GO UT, 4.500%, 4/1/2010	$513,740
500,000	Metropolitan Government Nashville & Davidson County Tennessee Water & Sewer, Revenue Bonds (Series A), 4.750%, 1/1/2014	505,415
2,000,000	Metropolitan Government Nashville & Davidson County Tennessee, GO UT (Series A), Variable, 5/15/2026	2,000,000
500,000	Shelby County Tennessee, GO UT (Series A), 4.750%, 4/1/2010	516,510
250,000	Williamson County Tennessee, GO UT, 4.650%, 3/1/2008	250,782
250,000	Williamson County Tennessee, GO UT, 4.700%, 3/1/2009	254,385

	Total	4,040,832

	Texas–12.3%
500,000	Austin, Texas Public Improvement, GO UT, 4.750%, 9/1/2014	504,350
1,000,000	Dallas, Texas Waterworks & Sewer System, Revenue Bonds, 4.125% (FSA LOC), 4/1/2013	1,032,030
830,000	Denton, Texas Utility, Prerefunded, Revenue Bonds, 5.125% (AMBAC INS), 12/1/2018	881,219
170,000	Denton, Texas Utility, Unrefunded, Revenue Bonds, 5.125% (AMBAC INS), 12/1/2018	177,069
500,000	Fort Worth, Texas, GO LTD, 4.000%, 3/1/2013	512,575
500,000	San Antonio, Texas, GO LTD (Series A), 5.250%, 2/1/2010	520,210
275,000	Texas State Public Finance Authority, GO UT, 5.000%, 10/1/2017	290,020
500,000	Texas State Public Finance Authority, Revenue Bonds, 4.250% (FSA LOC), 10/15/2010	512,990
1,400,000	Texas Water Development Board, Revenue Bonds, Variable, 7/15/2019	1,400,000
500,000	Tomball, Texas, GO UT, 4.500% (MBIA INS), 2/15/2011	516,800
350,000	University of Texas, Revenue Bonds (Series B), 5.250%, 8/15/2013	382,679

	Total	6,729,942

	Virginia–10.2%
1,900,000	Virginia College Building Authority, 21st Century College, Revenue Bonds (Series B), Variable, 2/1/2026	1,900,000
1,000,000	Virginia Commonwealth Transportation Board Revenue, 5.000%, 5/15/2012	1,068,020
500,000	Virginia State Public Building Authority, Revenue Refunding Bonds (Series A), 4.000%, 8/1/2009	506,220
1,000,000	Virginia State Public Building Authority, Revenue Refunding Bonds (Series A), 5.000%, 8/1/2015	1,059,820

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE TAX EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2007

Principal Amount		Value
Municipal Bonds (continued)
	Virginia (continued)
$1,000,000	Virginia State Resource Authority Infrastructure, Revenue Pooled Loan Bond (Series D), 5.000%, 5/1/2020	$1,036,200

	Total	5,570,260

	Washington–0.9%
500,000	Washington State, GO UT (Series B), 5.500%, 5/1/2009	515,390

	Total Municipal Bonds (identified cost $53,204,560)	53,668,458

Shares		Value
Short-Term Investments–1.2%
641,849	Federated Tax-Free Obligations Money Market Fund	641,849

	Total Short-Term Investments (identified cost $641,849)	641,849

	Total Investments–99.3% (identified cost $53,846,409)	54,310,307

	Other Assets and Liabilities– Net–0.7%	392,153

	Total Net Assets–100.0%	$54,702,460

At November 30, 2007, the Fund held no securities that are subject to federal alternative minimum tax (AMT).

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2007.

The following acronyms are used throughout this portfolio :

AMBAC—American Municipal Bond Assurance Corporation

FGIC—Financial Guaranty Insurance Company

FSA—Financial Security Assurance

GO—General Obligation

INS—Insured

LOC—Letter of Credit

LTD—Limited Tax

MBIA—Municipal Bond Investors Assurance Corporation

UT—Unlimited Tax

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

REGIONS MORGAN KEEGAN SELECT TREASURY MONEY MARKET FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Treasury Money Market Fund seeks current income consistent with stability of principal and liquidity. The Fund invests primarily in U.S. Treasury obligations maturing in 397 days or less and in repurchase agreements collateralized by U.S. Treasury obligations.

INVESTMENT RISKS:    An investment in the Fund is neither guaranteed nor insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended November 30, 2007, Regions Morgan Keegan Select Treasury Money Market Fund’s Class A Shares had a total return of 4.21%, based on net asset value. An inverted yield curve helped the Fund relative to the market for much of the six-month period ended May 31, 2007. Due to the 60-day weighted average life the Fund maintains in order to qualify for its AAA rating from Standard & Poor’s, the inverted slope of the short-term yield curve benefited the Fund. However, the weakening housing market and sub-prime mortgage crisis have created a flight to quality in the credit markets. The yields on U.S. Treasury securities have declined significantly in the second half of 2007. This means longer-term securities have yielded a higher return than shorter ones.

Our near-term strategy is to take advantage of any short-term fluctuations in interest rates, as well as exploiting any yield disparities between Treasury Bills and money market eligible Treasury Notes. Due to the slightly positive slope of the yield curve, coupled with the Federal Open Market Committee easing monetary stance, we will likely maintain a weighted average life of the Fund between 45-55 days as liquidity considerations and trading conditions permit.

George R. McCurdy, IV

Portfolio Manager

Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT

TREASURY MONEY MARKET FUND

MATURITY BREAKDOWN†

AS OF NOVEMBER 30, 2007

% OF TOTAL INVESTMENTS
1-14 Days	26.3%
15-29 Days	23.8%
30-59 Days	13.9%
60-179 Days	36.0%

Total	100.0%

†	The Fund’s composition is subject to change.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF NOVEMBER 30, 2007	SEVEN-DAY YIELD*(1)	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(3)
CLASS A SHARES**(2)	3.19%	1.94%	4.21%	2.30%	3.09%	3.48%
CLASS I SHARES**	3.44%	2.07%	4.24%	N/A	N/A	4.17%
*	Not annualized for periods less than one year.
**	The Fund’s shares are not sold subject to a sales (load) charge; therefore, the total returns displayed above are based upon net asset value.

(1)

The Seven-Day Yield more closely reflects the current earnings of the Fund than does the total return quotation. Investors may call the Fund toll-free at 877-757-7424 to acquire the current Seven-Day Yield.

(2)

Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares. Historical total return information for any period or portion thereof prior to the commencement of investment operations of Class A Shares on May 20, 1998 is that of Class B Shares and reflects all charges, expenses and fees incurred by Class B Shares, which were generally higher than the expenses of Class A Shares, during such periods.

(3)	The Fund’s Class A Shares and Class I Shares commenced investment operations on April 14, 1992 and April 3, 2006, respectively.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT TREASURY MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2007

Principal Amount			Value
U.S. Treasury Obligations–92.7%
		U.S. Treasury Bills–62.5%
$120,000,000	(1)	3.70%–4.92%, 12/6/2007	$119,931,300
120,000,000	(1)	3.76%–3.90%, 12/13/2007	119,846,910
150,000,000	(1)	3.23%–3.90%, 12/20/2007	149,712,765
150,000,000	(1)	3.45%–3.90%, 12/27/2007	149,607,054
25,000,000	(1)	3.06%, 1/3/2008	24,930,104
10,000,000	(1)	3.87%, 1/24/2008	9,942,723
20,000,000	(1)	3.28%, 1/31/2008	19,889,522
25,000,000	(1)	3.37%, 2/7/2008	24,842,278
45,000,000	(1)	3.40%, 2/14/2008	44,683,594
15,000,000	(1)	3.25%, 2/28/2008	14,880,573
10,000,000	(1)(2)	3.97%, 3/6/2008	9,895,867
10,000,000	(1)	3.42%, 4/17/2008	9,870,817
20,000,000	(1)	3.20%, 4/24/2008	19,745,847
40,000,000	(1)	3.25%–3.26%, 5/1/2008	39,458,669
30,000,000	(1)(2)	3.24%–3.47%, 5/8/2008	29,567,344

			786,805,367

		U.S. Treasury Notes–30.2%
140,000,000	(1)	3.16%–4.27%, 12/31/2007	140,084,941
15,000,000	(1)	3.45%, 1/31/2008	15,022,640
80,000,000	(1)	3.13%–4.40%, 2/15/2008	79,939,954
80,000,000	(1)	3.11%–4.21%, 2/29/2008	80,203,098
65,000,000	(1)(2)	3.37%–3.71%, 5/15/2008	64,731,580

			379,982,213

		Total U. S. Treasury Obligations (Amortized Cost $1,166,787,580)	1,166,787,580

Shares/ Principal Amount			Value
Short-Term Investments–7.2%
$48,865,496		BlackRock Liquidity Funds Treasury Trust Fund Portfolio, 3.68%	48,865,496
39,685,399		Federated U.S. Treasury Cash Reserve Fund, 3.61%	39,685,399
2,190,933		Goldman Sachs Financial Square Trust, 3.59%	2,190,933

		Total Short-Term Investments (Amortized Cost $90,741,828)	90,741,828

Repurchase Agreement–1.9%
23,562,054	(4)	Pool of Repurchase Agreements held as collateral for securities lending	23,562,054

		Total Repurchase Agreements (Amortized Cost $23,562,054)	23,562,054

		Total Investments–101.8% (Amortized Cost $1,281,091,462) (3)	1,281,091,462

		Other Assets and Liabilities–Net–(1.8)%	(22,820,518)

		Total Net Assets-100%	$1,258,270,944

(1)	Yield at date of purchase.
(2)	Certain principal amounts are temporarily on loan to unaffiliated broker-dealers. See Note 5 to the Financial Statements for additional information about securities lending.
(3)	Also represents cost for federal income tax purposes.
(4)	Pool of Repurchase Agreements held as collateral for securities lending:

	Principal/ Value	Date of Agreement	Proceeds	Collateral Description	Collateral Market Value
Lehman Brothers, Inc., 3.15%, 12/3/2007	14,001,225	11/30/2007	$14,004,900	14,280,957 various U.S. Treasury securities	$14,280,957
Merrill Lynch GSI, 3.12%, 12/3/2007	9,560,829	11/30/2007	$9,563,315	9,723,104 various U.S. Treasury securities	$9,723,104

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2007.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

REGIONS MORGAN KEEGAN SELECT MONEY MARKET FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Money Market Fund seeks maximum current income consistent with preservation of capital and liquidity. The Fund invests in high quality, short-term money market instruments with remaining maturities of 397 days or less.

INVESTMENT RISKS:    An investment in the Fund is neither guaranteed nor insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended November 30, 2007, Regions Morgan Keegan Select Money Market Fund’s Class A Shares had a total return of 4.56%, based on net asset value. The net assets of the Fund have grown significantly over the past six months, and have stabilized near the current level. By focusing exclusively on the highest quality money market securities, the Fund has been able maintain a competitive position in its peer group universe.

We believe that the economic data will continue to point to a slowing economy, as we expect a weakening housing market and rising energy prices will remain a drag on economic growth. We also expect that the Federal Open Market Committee will continue to either cut interest rates or look for other alternatives to provide liquidity to the financial markets. We plan to position the Fund to take advantage of any short-term market fluctuations without exposing it to unnecessary risk.

George R. McCurdy, IV

Portfolio Manager

Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT MONEY MARKET FUND

MATURITY BREAKDOWN†

AS OF NOVEMBER 30, 2007

% OF TOTAL INVESTMENTS
1-14 Days	41.8%
15-29 Days	7.7%
30-59 Days	29.8%
60-179 Days	20.7%

Total	100.0%

†	The Fund’s composition is subject to change.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF NOVEMBER 30, 2007	SEVEN-DAY YIELD*(1)	SIX MONTHS*	1 YEAR	5 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(2)
CLASS A SHARES**	4.13%	2.24%	4.56%	2.25%	2.34%
CLASS I SHARES**	4.38%	2.37%	4.82%	2.65%	3.17%
*	Not annualized for periods less than one year.
**	The Fund’s shares are not sold subject to a sales (load) charge; therefore, the total returns displayed above are based upon net asset value.

(1)

The Seven-Day Yield more closely reflects the current earnings of the Fund than does the total return quotation. Investors may call the Fund toll-free at 877-757-7424 to acquire the current Seven-Day Yield.

(2)

The Fund began operations on February 18, 2005 as the successor to a substantially similar investment company. On that date, the Fund merged with LEADER Money Market Fund, a series of LEADER Mutual Funds, and assumed that portfolio’s operating history and performance record. The Fund’s performance prior to February 18, 2005 is that of the Fund’s predecessor, the inception date of which was October 4, 2000 (Class A Shares) and July 7, 1999 (Class I Shares). The performance information assumes reinvestment of dividends and other distributions and, for the periods prior to February 18, 2005, reflects fees and expenses paid by the predecessor fund’s Class A Shares and Class I Shares.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 877-757-7424. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

(Unaudited)

REGIONS MORGAN KEEGAN SELECT MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2007

Principal Amount			Value
Commercial Paper–64.2%
		Aerospace–3.0%
$4,500,000	(1)	United Technologies Corporation, 4.558%, 12/3/2007	$4,498,880
		Agriculture–3.0%
4,500,000	(1)	Archer Daniels Midland Company, 4.573%, 1/22/2008	4,470,880
		Auto Manufacturers–3.0%
4,500,000	(1)	Toyota Motor Corporation, 4.656%, 2/6/2008	4,461,978
		Banks–9.1%
4,500,000	(1)	HSBC Holdings PLC, 4.771%, 2/19/2008	4,453,500
4,500,000	(1)	State Street Corporation, 4.619%, 1/7/2008	4,479,095
4,500,000	(1)	Wells Fargo & Company, 4.543%, 12/10/2007	4,494,983

		Total Banks	13,427,578

		Beverages–2.7%
4,000,000	(1)	The Coca-Cola Company, 5.137%, 12/14/2007	3,992,778
		Cosmetics–2.7%
4,000,000	(1)	The Proctor & Gamble Company, 4.796%, 12/11/2007	3,994,800
		Diversified Financial Services–14.1%
4,000,000	(1)	American Express Company, 4.843%, 12/20/2007	3,990,036
4,000,000	(1)	Calyon, 5.104%, 1/18/2008	3,973,493
4,500,000	(1)	Citigroup Inc., 4.770%, 2/27/2008	4,448,850
4,000,000	(1)	Merrill Lynch & Co., 4.912%, 1/18/2008	3,974,507
4,500,000	(1)	UBS Finance, 4.945%, 2/19/2008	4,451,850

		Total Diversified Financial Services	20,838,736

		Food–2.7%
4,000,000	(1)	Nestle Capital Corp., 4.827%, 12/12/2007	3,994,243
		Healthcare Products–3.0%
4,500,000	(1)	Medtronic Inc., 4.677%, 1/18/2008	4,472,580
		Insurance–8.8%
4,000,000	(1)	American General Finance Corp., 4.865%, 12/10/2007	3,995,240
4,500,000	(1)	ING Funding, 4.758%, 2/15/2008	4,455,350
4,500,000	(1)	MetLife, Inc., 4.774%, 12/10/2007	4,494,735

		Total Insurance	12,945,325

		Machinery–Diversified–3.0%
4,500,000	(1)	John Deere & Company, 4.672%, 1/14/2008	4,474,810
		Manufacturers–3.0%
4,500,000	(1)	GE Capital Corporation, 4.635%, 2/11/2008	4,459,320
		Oil & Gas–6.1%
4,500,000	(1)	Chevron Corporation, 4.509%, 12/10/2007	4,495,016
4,500,000	(1)	ConocoPhillips, 4.628%, 1/8/2008	4,478,435

		Total Oil & Gas	8,973,451

		Total Commercial Paper (amortized cost $95,005,359)	$95,005,359

Principal Amount			Value
Taxable Municipal Bonds–8.2%
		Colorado–3.2%
$1,200,000		Colorado Housing & Finance Authority, Revenue Bonds, 4.950%, 11/1/2035*	$1,200,000
1,500,000		Colorado Housing & Finance Authority, Revenue Bonds, 4.950%, 5/1/2041*	1,500,000
2,000,000		Denver Colorado City & County School District 01, 4.820% (AMBAC INS), 12/15/2018*	2,000,000

		Total Colorado	4,700,000

		Maryland–1.2%
1,760,000		Baltimore, Maryland, GO UT, 4.820% (FSA LOC), 10/15/2020*	1,760,000
		Massachusetts–0.5%
700,000		Massachusetts State Housing Finance Authority, Revenue Bonds, 4.950% (FNMA), 5/15/2031*	700,000
		North Carolina–1.3%
2,000,000		North Carolina State Education Assistance Authority, Revenue Bonds, 5.000% (AMBAC INS), 9/1/2035*	2,000,000
		Pennsylvania–1.7%
2,500,000		Pennsylvania State Higher Education Assistance Agency, Revenue Bonds, 4.961% (GSL), 12/1/2045*	2,500,000
		Texas–0.3%
550,000		Texas State Taxable Small Business, GO UT, Series B, 4.850%, 6/1/2045*	550,000

		Total Taxable Municipal Bonds (amortized cost $12,210,000)	12,210,000

U.S. Government Agencies–20.5%
		Fannie Mae–11.7%
2,450,000	(1)(2)	3.854%, 12/3/2007	2,449,483
5,000,000	(1)(2)	4.658%, 12/20/2007	4,987,993
5,000,000	(1)(2)	4.326%, 1/2/2008	4,978,124
1,000,000	(1)(2)	4.328%, 1/7/2008	995,632
4,000,000	(1)(2)	5.207%, 1/22/2008	3,970,996

			17,382,228

		Federal Home Loan Bank–6.1%
5,000,000	(1)	4.573%, 12/12/2007	4,993,078
4,000,000	(1)	4.484%, 1/30/2008	3,971,267

			8,964,345

		Freddie Mac–2.7%
4,000,000	(1)(2)	5.296%, 1/7/2008	3,979,074

		Total U.S. Government Agencies (amortized cost $30,325,647)	$30,325,647

REGIONS MORGAN KEEGAN SELECT MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2007

Principal Amount		Value
Short-Term Investments–7.5%
$5,534,890	Fidelity Institutional Money Market Fund	$5,534,890
5,534,890	Lehman Brothers Prime Money Market Fund	5,534,890

	Total Short-Term Investments (amortized cost $11,069,780)	11,069,780

	Total Investments–100.4% (amortized cost $148,610,786) (3)	148,610,786

	Other Assets and Liabilities– net–(0.4)%	(611,571)

	Total Net Assets–100.0%	$147,999,215

(1)	Yield at date of purchase.
(2)	The issuer is a publicly traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.
(3)	Also represents cost for federal income tax purposes.

*	Variable Rate Instruments. The rate presented is the rate in effect at November 30, 2007.

The maturity date reflected is the final maturity date; the interest rate will adjust periodically until maturity.

The following acronyms are used throughout this portfolio :

AMBAC—American Municipal Bond Assurance Corp.

FNMA—Federal National Mortgage Association

FSA—Financial Security Assurance

GO—General Obligation

GSL—Guaranteed Student Loans

INS—Insured

LOC—Letter of Credit

LTD—Limited Tax

PLC—Public Limited Company

UT—Unlimited Tax

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2007.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

NOVEMBER 30, 2007

	Mid Cap Growth Fund		Growth Fund		Core Equity Fund		Mid Cap Value Fund		Value Fund		Balanced Fund
Assets:
Investments in securities, at value	$484,942,684	(1)	$564,629,056	(1)	$66,572,434		$94,769,942	(1)	$264,914,805		$210,480,449	(1)

Total investments in securities	484,942,684		564,629,056		66,572,434		94,769,942		264,914,805		210,480,449

Interest and dividends receivable	335,386		771,510		76,889		100,523		415,550		743,920
Receivable for fund shares sold	228,919		219,407		50,160		29,534		170,615		418,687
Receivable for investments sold	3,912,804		—		—		9		44		—
Other assets	17,682		—		—		—		429		—

Total assets	489,437,475		565,619,973		66,699,483		94,900,008		265,501,443		211,643,056

Liabilities:
Payable for fund shares redeemed	99,372		192,284		6,706		117,933		109,925		2,075
Payable for collateral due to broker	103,135,587		58,657,220		—		20,500,720		—		37,653,503
Accrued expenses:
Advisory fees (Note 3)	236,685		313,076		40,555		44,472		161,579		106,894
Administration fees (Note 3)	28,402		37,569		4,867		5,337		19,390		12,827
Custodian fees (Note 3)	5,416		5,991		1,287		1,391		4,259		3,056
Accounting fees (Note 3)	9,467		12,523		1,622		1,779		6,463		4,276
Shareholder services fees (Note 3)	65,809		79,171		961		11,839		47,219		35,596
Distribution services fees (Note 3)	6,395		3,487		—		589		1,684		4,365
Transfer agent fees (Note 3)	11,589		10,257		3,665		5,041		6,039		6,036
Other	62,351		78,624		18,233		21,236		44,238		46,612

Total liabilities	103,661,073		59,390,202		77,896		20,710,337		400,796		37,875,240

Net Assets:	385,776,402		506,229,771		66,621,587		74,189,671		265,100,647		173,767,816

Composition of Net Assets:
Paid-in capital	$268,307,547		$365,232,201		$39,480,539		$54,975,810		$190,893,935		$122,996,852
Undistributed net investment income/(loss)	20,861		31,991		74,194		70,380		689,354		409,759
Accumulated net realized gains/(losses) on investments	44,622,586		15,120,645		9,806,483		4,348,153		3,382,972		14,666,348
Net unrealized appreciation/(depreciation) on investments	72,825,408		125,844,934		17,260,371		14,795,328		70,134,386		35,694,857

Net Assets	$385,776,402		$506,229,771		$66,621,587		$74,189,671		$265,100,647		$173,767,816

Investments, at identified cost	$412,117,276		$438,784,122		$49,312,063		$79,974,614		$194,780,419		$174,785,592

Shares Outstanding and Net Asset Value Per Share:
Class A Shares:
Net assets	$308,921,201		$379,549,870		$4,763,354		$56,249,212		$230,288,144		$166,421,032
Shares outstanding	16,585,554		18,227,986		191,109		5,042,121		11,200,471		9,469,905
Net asset value and redemption price per share	$18.63		$20.82		$24.92		$11.16		$20.56		$17.57
Offering price per share	$19.71	(2)	$22.03	(2)	$26.37	(2)	$11.81	(2)	$21.76	(2)	$18.59	(2)

Class C Shares:
Net assets	$10,344,785		$5,561,462		$110		$929,591		$2,734,015		$7,096,772
Shares outstanding	577,107		275,436		4		85,923		133,177		404,094
Net asset value, offering and redemption price* per share	$17.93		$20.19		$24.93		$10.82		$20.53		$17.56

Class I Shares:
Net assets	$66,510,416		$121,118,439		$61,858,123		$17,010,868		$32,078,488		$250,012
Shares outstanding	3,543,864		5,822,725		2,479,351		1,515,896		1,560,078		14,209
Net asset value, offering and redemption price per share	$18.77		$20.80		$24.95		$11.22		$20.56		$17.60
*	Redemption price per share varies by length of time shares are held.
(1)	Including $101,136,872, $64,501,603, $20,354,998, and $37,640,013 of securities loaned, respectively.
(2)	Computation of offering price per share: 100/94.5 of net asset value.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

NOVEMBER 30, 2007

	Fixed Income Fund		Limited Maturity Fixed Income Fund		Intermediate Tax Exempt Bond Fund		Treasury Money Market Fund		Money Market Fund
Assets:
Investments in securities, at value	$207,534,976	(1)	$26,828,115	(1)	54,310,307		$1,257,529,408	(1)	$148,610,786
Investments in repurchase agreements	—		—		—		23,562,054		—

Total investments in securities	207,534,976		26,828,115		54,310,307		1,281,091,462		148,610,786

Interest and dividends receivable	1,506,050		151,583		629,237		4,827,520		82,515
Receivable for fund shares sold	213,389		10,666		—		—		—

Total assets	209,254,415		26,990,364		54,939,544		1,285,918,982		148,693,301

Liabilities:
Payable for fund shares redeemed	314,963		49,297		53,707		—		—
Dividends payable	545,835		23,681		114,715		3,421,645		516,569
Payable for investments purchased	5,021,964		—		—		—		—
Payable for collateral due to broker	20,790,593		4,657,117		—		23,562,054		—
Accrued expenses:
Advisory fees (Note 3)	77,516		4,753		11,472		207,377		31,014
Administration fees (Note 3)	13,953		1,711		4,130		93,317		11,165
Custodian fees (Note 3)	3,306		475		1,123		9,089		2,687
Accounting fees (Note 3)	4,651		571		1,377		31,106		3,722
Shareholder services fees (Note 3)	28,746		4,738		10,433		258,813		28,551
Distribution services fees (Note 3)	2,001		958		1,960		—		—
Transfer agent fees (Note 3)	5,274		3,325		4,776		3,598		3,274
Other	87,863		30,575		33,391		61,039		97,104

Total liabilities	26,896,665		4,777,201		237,084		27,648,038		694,086

Net Assets:	182,357,750		22,213,163		54,702,460		1,258,270,944		147,999,215

Composition of Net Assets:
Paid-in capital	$202,685,951		$31,189,395		54,184,229		1,257,563,859		148,241,488
Undistributed net investment income/(loss)	—		34,228		(4,718)		(5)		(44,199)
Accumulated net realized gains/(losses) on investments	(15,598,002)		(8,182,280)		59,051		707,090		(198,074)
Net unrealized appreciation/(depreciation) of investments	(4,730,199)		(828,180)		463,898		—		—

Net Assets	$182,357,750		$22,213,163		$54,702,460		$1,258,270,944		$147,999,215

Investments, at identified cost	$212,265,175		$27,656,295		$53,846,409		$1,281,091,462		$148,610,786

Shares Outstanding and Net Asset Value Per Share:
Class A Shares:
Net assets	$133,830,150		$20,746,664		$46,586,553		$1,256,826,568		$136,164,814
Shares outstanding	14,006,461		2,370,733		4,901,077		1,256,127,196		136,251,556
Net asset value and redemption price per share	$9.55		$8.75		$9.51		$1.00		$1.00
Offering price per share	$9.74	(2)	$8.88	(3)	$9.70	(2)	$1.00		$1.00

Class C Shares:
Net assets	$3,095,561		$1,466,400		$3,195,567		—		—
Shares outstanding	323,958		167,558		335,559		—		—
Net asset value, offering and redemption price* per share	$9.56		$8.75		$9.52		—		—

Class I Shares:
Net assets	$45,432,039		$99		$4,920,340		$1,444,376		$11,834,401
Shares outstanding	4,755,099		11		517,788		1,443,759		11,819,529
Net asset value, offering and redemption price per share	$9.55		$8.75		$9.50		$1.00		$1.00
*	Redemption price per share varies by length of time shares are held.
(1)	Including $23,721,946, $4,567,887, and $23,235,222 of securities loaned, respectively.
(2)	Computation of Offering Price Per Share: 100/98 of net asset value.
(3)	Computation of Offering Price Per Share: 100/98.5 of net asset value.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED NOVEMBER 30, 2007

	Mid Cap Growth Fund	Growth Fund		Core Equity Fund
Investment Income:
Dividend income	$3,114,044 (1)	$5,872,487	(2)	$1,359,874	(3)
Interest income	—	—		3,433
Proceeds from securities lending	181,475	140,066		—

Total investment income	3,295,519	6,012,553		1,363,307

Expenses:
Advisory fees	2,773,449	3,434,672		548,025
Administration fees	332,813	412,160		65,763
Custodian fees	64,481	70,400		17,115
Accounting fees	110,938	137,387		21,921
Shareholder service fees—Class A Shares	803,708	968,078		12,646
Shareholder service fees—Class C Shares	23,576	11,877		—
Distribution service fees—Class C Shares	70,728	35,631		1
Transfer agent fees	182,331	169,161		44,798
Legal fees	28,303	34,194		5,640
Audit fees	28,946	36,234		11,541
Registration fees	29,288	22,245		10,991
Trustees’ fees	4,744	4,744		4,744
Insurance premiums	21,433	29,819		3,745
Printing and postage fees	31,478	36,246		6,114
Other	14,336	15,900		8,452

Total expenses	4,520,552	5,418,748		761,496

Net investment income/(loss)	(1,225,033)	593,805		601,811

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains on investments	47,526,936	45,001,215		9,806,579
Net realized gains/(losses) on expired or closed options	(1,742,684)	261,795		—
Change in unrealized appreciation/(depreciation) on investments	2,298,192	20,226,334		(2,573,834)

Net realized and unrealized gains on investments	48,082,444	65,489,344		7,232,745

Change in net assets resulting from operations	$46,857,411	$66,083,149		$7,834,556

(1)	Net of foreign taxes withheld of $9,360.

(2)	Net of foreign taxes withheld of $8,580.

(3)	Net of foreign taxes withheld of $627.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED NOVEMBER 30, 2007

	Mid Cap Value Fund		Value Fund		Balanced Fund
Investment Income:
Dividend income	$1,038,870	(1)	$5,478,804	(2)	$1,767,956	(3)
Interest income	—		—		2,338,334
Proceeds from securities lending	67,757		—		77,755

Total investment income	1,106,627		5,478,804		4,184,045

Expenses:
Advisory fees	593,595		1,819,818		1,281,353
Administration fees	71,231		218,378		153,762
Custodian fees	18,330		48,897		36,670
Accounting fees	23,744		72,793		51,254
Shareholder service fees—Class A Shares	178,697		570,023		422,398
Shareholder service fees—Class C Shares	3,846		7,383		3,970
Distribution service fees—Class C Shares	11,537		22,150		11,908
Transfer agent fees	65,996		86,186		87,146
Legal fees	6,276		18,337		13,314
Audit fees	12,900		22,205		31,105
Registration fees	26,187		22,576		22,636
Trustees’ fees	4,744		4,744		4,744
Insurance premiums	4,215		15,094		9,695
Printing and postage fees	6,194		19,956		14,557
Other	8,755		11,514		10,499

Total expenses	1,036,247		2,960,054		2,155,011

Net investment income/(loss)	70,380		2,518,750		2,029,034

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains on investments	5,608,095		20,098,966		14,821,402
Change in unrealized appreciation/(depreciation) on investments	(2,492,622)		17,163,968		1,339,593

Net realized and unrealized gains on investments	3,115,473		37,262,934		16,160,995

Change in net assets resulting from operations	$3,185,853		$39,781,684		$18,190,029

(1)	Net of foreign taxes withheld of $1,408.

(2)	Net of foreign taxes withheld of $8,216.

(3)	Net of foreign taxes withheld of $4,440.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED NOVEMBER 30, 2007

	Fixed Income Fund	Limited Maturity Fixed Income Fund	Intermediate Tax Exempt Bond Fund
Investment Income:
Interest income	$12,786,661	$1,750,630	$2,064,209
Dividend income	208,120	106,209	27,247
Proceeds from securities lending	116,201	16,622	—

Total investment income	13,110,982	1,873,461	2,091,456

Expenses:
Advisory fees	1,108,461	144,759	128,024
Administration fees	199,523	32,571	46,088
Custodian fees	45,706	9,040	12,686
Accounting fees	66,508	10,857	15,363
Shareholder service fees—Class A Shares	411,598	88,009	112,399
Shareholder service fees—Class C Shares	6,788	2,124	2,385
Distribution service fees—Class C Shares	20,364	6,372	7,153
Transfer agent fees	98,386	46,633	51,174
Legal fees	26,139	3,350	2,878
Audit fees	33,648	22,632	21,552
Registration fees	31,891	23,492	18,135
Trustees’ fees	4,744	4,744	4,744
Insurance premiums	11,510	1,576	1,717
Printing and postage fees	22,343	3,719	3,335
Other	14,133	8,348	7,218

Total expenses	2,101,742	408,226	434,851
Expenses voluntarily waived by the Adviser (Note 3)	—	(54,285)	—

Net Expenses	2,101,742	353,941	434,851

Net investment income	11,009,240	1,519,520	1,656,605

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on investments	(10,796,662)	(1,939,293)	28,911
Change in unrealized appreciation/(depreciation) on investments	(4,536,576)	(1,232,991)	(145,091)

Net realized and unrealized (losses) on investments	(15,333,238)	(3,172,284)	(116,180)

Change in net assets resulting from operations	$(4,323,998)	$(1,652,764)	$1,540,425

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED NOVEMBER 30, 2007

	Treasury Money Market Fund	Money Market Fund
Investment Income:
Interest income	$56,462,080	$5,620,557
Dividend income	—	304,007
Proceeds from securities lending	516,368	—

Total investment income	56,978,448	5,924,564

Expenses:
Advisory fees	2,431,613	281,154
Administration fees	1,077,887	108,324
Custodian fees	107,391	25,475
Accounting fees	359,296	34,462
Shareholder service fees—Class A Shares	2,994,085	262,905
Transfer agent fees	235,456	24,870
Legal fees	103,276	5,148
Audit fees	99,108	24,211
Registration fees	67,528	26,192
Trustees’ fees	4,744	4,744
Insurance premiums	69,597	11,938
Printing and postage fees	104,365	5,220
Other	60,331	9,154

Total expenses	7,714,677	823,797

Net investment income	49,263,771	5,100,767

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on investments	707,214	(2,890)
Change in unrealized appreciation/(depreciation) on investments	—	—

Net realized and unrealized gains/(losses) on investments	707,214	(2,890)

Change in net assets resulting from operations	$49,970,985	$5,097,877

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Mid Cap Growth Fund		Growth Fund
	Year Ended November 30, 2007	Year Ended November 30, 2006	Year Ended November 30, 2007	Year Ended November 30, 2006
Change in Net Assets:
Operations:
Net investment income/(loss)	$(1,225,033)	$(1,197,577)	$593,805	$560,137
Net realized gains/(losses) on investments	45,784,252	46,099,179	45,263,010	19,992,217
Net change in unrealized appreciation/(depreciation) on investments	2,298,192	(11,099,834)	20,226,334	10,197,872

Change in net assets resulting from operations	46,857,411	33,801,768	66,083,149	30,750,226

Distributions to Shareholders:
Distributions from net investment income:
Class A Shares	—	—	(426,641)	(379,718)
Class C Shares	—	—	—	—
Class I Shares	—	—	(248,364)	(155,062)
Distributions from net realized gain on investments:
Class A Shares	(44,384,965)	(18,409,377)	—	—
Class C Shares	(1,195,467)	(345,412)	—	—
Class I Shares	(518,880)	(72,304)	—	—

Change in net assets resulting from distributions to shareholders	(46,099,312)	(18,827,093)	(675,005)	(534,780)

Capital Transactions:
Change in net assets resulting from capital transactions (Note 7)	19,474,335	24,626,129	22,657,020	(34,150,917)

Change in net assets	20,232,434	39,600,804	88,065,164	(3,935,471)
Net Assets:
Beginning of period	365,543,968	325,943,164	418,164,607	422,100,078

End of period	$385,776,402	$365,543,968	$506,229,771	$418,164,607

Undistributed net investment income/(loss)	$(1,223,840)	$1,193	$31,991	$113,191

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Core Equity Fund		Mid Cap Value Fund
	Year Ended November 30, 2007	Year Ended November 30, 2006	Year Ended November 30, 2007	Year Ended November 30, 2006
Change in Net Assets:
Operations:
Net investment income/(loss)	$601,811	$1,214,517	$70,380	$(9,509)
Net realized gains/(losses) on investments	9,806,579	28,142,255	5,608,095	3,262,042
Net change in unrealized appreciation/(depreciation) on investments	(2,573,834)	(25,677,761)	(2,492,622)	3,794,013

Change in net assets resulting from operations	7,834,556	3,679,011	3,185,853	7,046,546

Distributions to Shareholders:
Distributions from net investment income:
Class A Shares	(36,740)	(53,029)	—	—
Class C Shares	—	—	—	—
Class I Shares	(677,088)	(1,212,612)	—	—
Distributions from net realized gain on investments:
Class A Shares	(1,237,931)	—	(2,964,671)	(10,184,417)
Class C Shares	(21)	—	(51,238)	(101,871)
Class I Shares	(19,477,443)	—	(5,233)	(15,875)

Change in net assets resulting from distributions to shareholders	(21,429,223)	(1,265,641)	(3,021,142)	(10,302,163)

Capital Transactions:
Change in net assets resulting from capital transactions (Note 7)	(19,873,318)	(20,389,783)	(3,168,597)	(10,348,397)

Change in net assets	(33,467,985)	(17,976,413)	(3,003,886)	(13,604,014)
Net Assets:
Beginning of period	100,089,572	118,065,985	77,193,557	90,797,571

End of period	$66,621,587	$100,089,572	$74,189,671	$77,193,557

Undistributed net investment income	$74,194	$186,211	$70,380	$—

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Value Fund		Balanced Fund
	Year Ended November 30, 2007	Year Ended November 30, 2006	Year Ended November 30, 2007	Year Ended November 30, 2006
Change in Net Assets:
Operations:
Net investment income/(loss)	$2,518,750	$1,799,672	$2,029,034	$2,171,110
Net realized gains/(losses) on investments	20,098,966	9,120,707	14,821,402	10,038,107
Net change in unrealized appreciation/(depreciation) on investments	17,163,968	12,643,450	1,339,593	2,132,026

Change in net assets resulting from operations	39,781,684	23,563,829	18,190,029	14,341,243

Distributions to Shareholders:
Distributions from net investment income:
Class A Shares	(2,331,976)	(1,663,846)	(2,047,156)	(2,148,188)
Class C Shares	—	—	(5,878)	(5,440)
Class I Shares	(132,289)	(10,818)	(6,629)	(11,501)
Distributions from net realized gain on investments:
Class A Shares	—	—	(5,291,763)	(375,391)
Class C Shares	—	—	(28,204)	(3,132)
Class I Shares	—	—	(16,916)	(215)

Change in net assets resulting from distributions to shareholders	(2,464,265)	(1,674,664)	(7,396,546)	(2,543,867)

Capital Transactions:
Change in net assets resulting from capital transactions (Note 7)	(26,564,813)	5,097,420	(14,799,267)	(10,924,114)

Change in net assets	10,752,606	26,986,585	(4,005,784)	873,262
Net Assets:
Beginning of period	254,348,041	227,361,456	177,773,600	176,900,338

End of period	$265,100,647	$254,348,041	$173,767,816	$177,773,600

Undistributed net investment income	$689,354	$634,869	$381,965	$412,594

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Fixed Income Fund		Limited Maturity Fixed Income Fund
	Year Ended November 30, 2007	Year Ended November 30, 2006	Year Ended November 30, 2007	Year Ended November 30, 2006
Change in Net Assets:
Operations:
Net investment income/(loss)	$11,009,240	$13,315,243	$1,519,520	$2,150,282
Net realized gains/(losses) on investments	(10,796,662)	(2,913,700)	(1,939,293)	(868,087)
Net change in unrealized appreciation/(depreciation) on investments	(4,536,576)	3,039,799	(1,232,991)	1,089,823

Change in net assets resulting from operations	(4,323,998)	13,441,342	(1,652,764)	2,372,018

Distributions to Shareholders:
Distributions from net investment income:
Class A Shares	(8,196,929)	(10,578,496)	(1,703,665)	(2,147,228)
Class C Shares	(111,583)	(111,552)	(31,593)	(12,663)
Class I Shares	(2,803,171)	(2,969,495)	(5)	(4)

Change in net assets resulting from distributions to shareholders	(11,111,683)	(13,659,543)	(1,735,263)	(2,159,895)

Capital Transactions:
Change in net assets resulting from capital transactions (Note 7)	(73,909,580)	(39,942,470)	(26,828,049)	(15,760,179)

Change in net assets	(89,345,261)	(40,160,671)	(30,216,076)	(15,548,056)
Net Assets:
Beginning of period	271,703,011	311,863,682	52,429,239	67,977,295

End of period	$182,357,750	$271,703,011	$22,213,163	$52,429,239

Undistributed net investment income/(loss)	$(102,443)	$—	$(1,623)	$214,120

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Intermediate Tax Exempt Bond Fund
	Year Ended November 30, 2007	Year Ended November 30, 2006
Change in Net Assets:
Operations:
Net investment income/(loss)	$1,656,605	$1,859,070
Net realized gains/(losses) on investments	28,911	(12,966)
Net change in unrealized appreciation/(depreciation) on investments	(145,091)	150,190

Change in net assets resulting from operations	1,540,425	1,996,294

Distributions to Shareholders:
Distributions from net investment income:
Class A Shares	(1,426,501)	(1,600,399)
Class C Shares	(22,448)	(4)
Class I Shares	(181,127)	(258,003)
Distributions from net realized gain on investments:
Class A Shares	—	(49,538)
Class C Shares	—	—
Class I Shares	—	(8,286)

Change in net assets resulting from distributions to shareholders	(1,630,076)	(1,916,230)

Capital Transactions:
Change in net assets resulting from capital transactions (Note 7)	2,087,718	(8,814,420)

Change in net assets	1,998,067	(8,734,356)
Net Assets:
Beginning of period	52,704,393	61,438,749

End of period	$54,702,460	$52,704,393

Undistributed net investment income/(loss)	$—	$(26,529)

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Treasury Money Market Fund		Money Market Fund
	Year Ended November 30, 2007	Year Ended November 30, 2006	Year Ended November 30, 2007	Year Ended November 30, 2006
Change in Net Assets:
Operations:
Net investment income	$49,263,771	$35,922,269	$5,100,767	$3,620,552
Net realized gains/(losses) on investments	707,214	(124)	(2,890)	(2,937)

Change in net assets resulting from operations	49,970,985	35,922,145	5,097,877	3,617,615

Distributions to Shareholders:
Distributions from net investment income:
Class A Shares	(49,245,664)	(35,922,267)	(4,678,888)	(2,789,391)
Class I Shares	(18,112)	(2)	(466,078)	(785,756)

Change in net assets resulting from distributions to shareholders	(49,263,776)	(35,922,269)	(5,144,966)	(3,575,147)

Capital Transactions:
Change in net assets resulting from capital transactions (Note 7)	171,011,389	258,691,401	58,916,144	(28,784,990)

Change in net assets	171,718,598	258,691,277	58,869,055	(28,742,522)
Net Assets:
Beginning of period	1,086,552,346	827,861,069	89,130,160	117,872,682

End of period	$1,258,270,944	$1,086,552,346	$147,999,215	$89,130,160

Undistributed net investment income/(loss)	$(5)	$—	$1,206	$45,405

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gains/(Losses) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains
Mid Cap Growth Fund
Class A Shares
Year Ended November 30, 2007	$18.82	(0.06)		2.27	2.21	—	(2.40)
Year Ended November 30, 2006	$18.06	(0.06)		1.82	1.76	—	(1.00)
Year Ended November 30, 2005	$16.57	(0.07)		2.93	2.86	—	(1.37)
Year Ended November 30, 2004	$15.49	(0.11)		1.19	1.08	—	—
Year Ended November 30, 2003	$11.99	(0.11	)(6)	3.61	3.50	—	—

Mid Cap Growth Fund
Class C Shares
Year Ended November 30, 2007	$18.24	(0.18)		2.27	2.09	—	(2.40)
Year Ended November 30, 2006	$17.61	(0.06)		1.69	1.63	—	(1.00)
Year Ended November 30, 2005	$16.24	(0.07)		2.81	2.74	—	(1.37)
Year Ended November 30, 2004	$15.29	(0.11)		1.06	0.95	—	—
Year Ended November 30, 2003	$11.92	(0.21	)(6)	3.58	3.37	—	—

Mid Cap Growth Fund
Class I Shares
Year Ended November 30, 2007	$18.92	(0.02)		2.27	2.25	—	(2.40)
Year Ended November 30, 2006	$18.11	(0.06)		1.87	1.81	—	(1.00)
Year Ended November 30, 2005	$16.59	(0.07)		2.96	2.89	—	(1.37)
Period Ended November 30, 2004 (7)	$16.16	(0.11)		0.54	0.43	—	—

Growth Fund
Class A Shares
Year Ended November 30, 2007	$18.21	0.02		2.61	2.63	(0.02)	—
Year Ended November 30, 2006	$16.93	0.02		1.28	1.30	(0.02)	—
Year Ended November 30, 2005	$15.33	0.04		1.65	1.69	(0.09)	—
Year Ended November 30, 2004	$15.04	0.06		0.23	0.29	—	—
Year Ended November 30, 2003	$13.03	(0.03	)(6)	2.04	2.01	—	—

Growth Fund
Class C Shares
Year Ended November 30, 2007	$17.69	—		2.50	2.50	—	—
Year Ended November 30, 2006	$16.52	—		1.17	1.17	—	—
Year Ended November 30, 2005	$15.02	0.01		1.55	1.56	(0.06)	—
Year Ended November 30, 2004	$14.84	0.06		0.12	0.18	—	—
Year Ended November 30, 2003	$12.95	(0.15	)(6)	2.04	1.89	—	—

Growth Fund
Class I Shares
Year Ended November 30, 2007	$18.19	0.07		2.61	2.68	(0.07)	—
Year Ended November 30, 2006	$16.94	0.10		1.25	1.35	(0.10)	—
Period Ended November 30, 2005 (8)	$15.52	(0.04)		1.47	1.43	(0.01)	—

(1)	Total return is based on net asset value, which excludes the sales charge or contingent deferred sales charge, if applicable.

(2)	Not annualized for periods less than one year.

(3)	Ratio annualized for periods less than one year.

(4)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

REGIONS MORGAN KEEGAN SELECT FUNDS

			Ratios to Average Net Assets			Supplemental Data
Total Distributions	Net Asset Value, End of Period	Total Return (1, 2)	Net Investment Income (3)	Net Expenses (3)	Expenses Waiver/ Reimbursement (3, 5)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate (4)

(2.40)	$18.63	13.72%	(0.34)%	1.23%	—	$308,921	52%
(1.00)	$18.82	10.27%	(0.32)%	1.25%	—	$352,742	67%
(1.37)	$18.06	18.91%	(0.40)%	1.26%	—	$318,644	73%
—	$16.57	6.97%	(0.69)%	1.29%	—	$294,325	56%
—	$15.49	29.19%	(0.82)%	1.33%	—	$175,867	49%

(2.40)	$17.93	13.48%	(1.09)%	1.98%	—	$10,345	52%
(1.00)	$18.24	9.76%	(1.07)%	2.00%	—	$9,168	67%
(1.37)	$17.61	18.54%	(1.15)%	2.01%	—	$5,984	73%
—	$16.24	6.21%	(1.39)%	1.99%	—	$5,353	56%
—	$15.29	28.27%	(1.62)%	2.08%	—	$1,825	49%

(2.40)	$18.77	13.87%	(0.09)%	0.98%	—	$66,510	52%
(1.00)	$18.92	10.52%	(0.07)%	1.00%	—	$3,634	67%
(1.37)	$18.11	19.09%	(0.15)%	1.01%	—	$1,315	73%
—	$16.59	2.66%	(0.40)%	1.00%	—	$1,032	56%

(0.02)	$20.82	14.46%	0.10%	1.21%	—	$379,550	41%
(0.02)	$18.21	7.67%	0.12%	1.25%	—	$387,871	27%
(0.09)	$16.93	11.06%	0.22%	1.23%	0.05%	$385,900	53%
—	$15.33	1.93%	0.37%	1.27%	0.05%	$411,785	33%
—	$15.04	15.43%	(0.23)%	1.27%	0.05%	$319,180	44%

—	$20.19	14.13%	(0.65)%	1.96%	—	$5,562	41%
—	$17.69	7.08%	(0.63)%	2.00%	—	$3,609	27%
(0.06)	$16.52	10.43%	(0.53)%	1.98%	0.05%	$3,082	53%
—	$15.02	1.21%	(0.32)%	1.96%	0.05%	$2,955	33%
—	$14.84	14.59%	(1.06)%	2.02%	0.05%	$1,072	44%

(0.07)	$20.80	14.75%	0.35%	0.96%	—	$121,118	41%
(0.10)	$18.19	7.98%	0.37%	1.00%	—	$26,685	27%
(0.01)	$16.94	9.24%	0.47%	0.98%	0.05%	$33,118	53%

(5)	This voluntary expense decrease is reflected in both the net expense and net investment income/(loss) ratios shown.

(6)	Per share data calculated using average shares for the period.

(7)	From the commencement of investment operations on June 23, 2004.

(8)	From the commencement of investment operations on May 19, 2005.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains/(Losses) on Investments		Total From Investment Operations	Dividends from Net Investment Income		Distributions from Capital Gains
Core Equity Fund
Class A Shares
Year Ended November 30, 2007	$28.53	0.15		2.41		2.56	(0.18)		(5.99)
Year Ended November 30, 2006	$27.94	0.26		0.59		0.85	(0.26)		—
Period Ended November 30, 2005 (9)	$27.56	0.05		0.39		0.44	(0.06)		—
Year Ended August 31, 2005	$24.38	0.27	(6)	3.15	(6)	3.42	(0.24)		—
Year Ended August 31, 2004	$22.68	0.12	(6)	1.73	(6)	1.85	(0.15)		—
Year Ended August 31, 2003	$21.14	0.18		1.55		1.73	(0.19)		—

Core Equity Fund
Class C Shares
Year Ended November 30, 2007	$28.53	0.10		2.42		2.52	(0.13)		(5.99)
Period Ended November 30, 2006 (10)	$29.07	0.14		(0.54)		(0.40)	(0.14)		—

Core Equity Fund
Class I Shares
Year Ended November 30, 2007	$28.56	0.22		2.41		2.63	(0.25)		(5.99)
Year Ended November 30, 2006	$27.97	0.33		0.59		0.92	(0.33)		—
Period Ended November 30, 2005 (9)	$27.59	0.07		0.39		0.46	(0.08)		—
Year Ended August 31, 2005	$24.42	0.34	(6)	3.16	(6)	3.50	(0.33)		—
Year Ended August 31, 2004	$22.71	0.19	(6)	1.73	(6)	1.92	(0.21)		—
Year Ended August 31, 2003	$21.17	0.25		1.54		1.79	(0.25)		—

Mid Cap Value Fund
Class A Shares
Year Ended November 30, 2007	$11.10	—		0.50		0.50	—		(0.44)
Year Ended November 30, 2006	$11.43	—		0.97		0.97	—		(1.30)
Year Ended November 30, 2005	$12.73	(0.06)		1.34		1.28	—		(2.58)
Year Ended November 30, 2004	$11.27	(0.06)		2.35		2.29	(0.00	)(7)	(0.83)
Period Ended November 30, 2003 (11)	$10.00	(0.00	)(6)(7)	1.27		1.27	—		—

Mid Cap Value Fund
Class C Shares
Year Ended November 30, 2007	$10.85	(0.14)		0.55		0.41	—		(0.44)
Year Ended November 30, 2006	$11.26	—		0.89		0.89	—		(1.30)
Year Ended November 30, 2005	$12.63	(0.06)		1.27		1.21	—		(2.58)
Year Ended November 30, 2004	$11.25	(0.06)		2.27		2.21	—		(0.83)
Period Ended November 30, 2003 (11)	$10.00	(0.06	)(6)	1.31		1.25	—		—

Mid Cap Value Fund
Class I Shares
Year Ended November 30, 2007	$11.14	0.04		0.48		0.52	—		(0.44)
Year Ended November 30, 2006	$11.44	—		1.00		1.00	—		(1.30)
Period Ended November 30, 2005 (12)	$10.50	(0.06)		1.00		0.94	—		—

(1)	Total return is based on net asset value, which excludes the sales charge or contingent deferred sales charge, if applicable.

(2)	Not annualized for periods less than one year.

(3)	Ratio annualized for periods less than one year.

(4)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(5)	This voluntary expense decrease is reflected in both the net expense and net investment income/(loss) ratios shown.

(6)	Per share data calculated using average shares for the period.

(7)	Represents less than $0.005.

REGIONS MORGAN KEEGAN SELECT FUNDS

			Ratios to Average Net Assets				Supplemental Data
Total Distributions	Net Asset Value, End of Period	Total Return (1, 2)	Net Investment Income (3)		Net Expenses (3)	Expenses Waiver/ Reimbursement (3, 5)	Net Assets, End of Period (000’s)		Portfolio Turnover Rate (4)

(6.17)	$24.92	11.35%	0.59	%(13)	1.28%	—	$4,764		113%
(0.26)	$28.53	3.06%	0.87%		1.27%	—	$5,990		120%
(0.06)	$27.94	1.59%	0.75%		1.43%	—	$5,346		6%
(0.24)	$27.56	14.08%	0.95%		1.42%	0.02%	$5,941		31%
(0.15)	$24.38	8.16%	0.48%		1.43%	0.05%	$12,445		10%
(0.19)	$22.68	8.28%	0.96%		1.44%	0.08%	$6,992		12%

(6.12)	$24.93	11.16%	(0.16	)%(13)	2.03%	—	$—	(8)	113%
(0.14)	$28.53	(1.35)%	0.12%		2.02%	—	$—	(8)	120%

(6.24)	$24.95	11.63%	0.84	%(13)	1.03%	—	$61,858		113%
(0.33)	$28.56	3.34%	1.12%		1.02%	—	$94,099		120%
(0.08)	$27.97	1.65%	1.01%		1.18%	—	$112,720		6%
(0.33)	$27.59	14.39%	1.27%		1.15%	0.16%	$119,450		31%
(0.21)	$24.42	8.48%	0.77%		1.13%	0.35%	$136,532		10%
(0.25)	$22.71	8.57%	1.26%		1.14%	0.38%	$139,516		12%

(0.44)	$11.16	4.58%	0.08%		1.31%	—	$56,249		66%
(1.30)	$11.10	9.75%	—		1.30%	—	$75,786		33%
(2.58)	$11.43	11.93%	(0.44)%		1.25%	0.05%	$89,810		68%
(0.83)	$12.73	21.76%	(0.70)%		1.38%	0.05%	$106,222		23%
—	$11.27	12.70%	0.03%		1.38%	0.05%	$68,034		126%

(0.44)	$10.82	3.83%	(0.67)%		2.06%	—	$930		66%
(1.30)	$10.85	9.13%	(0.75)%		2.05%	—	$1,274		33%
(2.58)	$11.26	11.38%	(1.19)%		2.00%	0.05%	$848		68%
(0.83)	$12.63	21.00%	(1.13)%		1.81%	0.05%	$384		23%
—	$11.25	12.50%	(0.72)%		2.13%	0.05%	$4		126%

(0.44)	$11.22	4.75%	0.33%		1.06%	—	$17,011		66%
(1.30)	$11.14	10.03%	0.25%		1.05%	—	$134		33%
—	$11.44	8.95%	(0.19)%		1.00%	0.05%	$140		68%

(8)	Represents less than $1,000.

(9)	For the period September 1, 2005 to November 30, 2005.

(10)	From the commencement of investment operations on April 3, 2006.

(11)	From the commencement of investment operations on December 9, 2002.

(12)	From the commencement of investment operations on May 10, 2005.

(13)	Net investment income includes a one-time cash dividend of $21.50 per share of Florida East Coast Industries, Inc. Excluding this dividend, the net investment income ratio to average net assets would have been 0.15%, (0.60)% and 0.40% for Class A Shares, Class C Shares and Class I Shares, respectively.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gains/(Losses) on Investments	Total From Investment Operations	Dividends from Net Investment Income		Distributions from Capital Gains
Value Fund
Class A Shares
Year Ended November 30, 2007	$17.76	0.20		2.79	2.99	(0.19)		—
Year Ended November 30, 2006	$16.23	0.13		1.52	1.65	(0.12)		—
Year Ended November 30, 2005	$14.40	0.15		1.86	2.01	(0.18)		—
Year Ended November 30, 2004	$13.13	0.12		1.23	1.35	(0.08)		—
Year Ended November 30, 2003	$12.22	0.08	(6)	0.90	0.98	(0.07)		—

Value Fund
Class C Shares
Year Ended November 30, 2007	$17.68	0.01		2.84	2.85	—		—
Year Ended November 30, 2006	$16.16	0.01		1.51	1.52	—		—
Year Ended November 30, 2005	$14.33	0.04		1.86	1.90	(0.07)		—
Year Ended November 30, 2004	$13.13	0.08		1.16	1.24	(0.04)		—
Year Ended November 30, 2003	$12.21	(0.00	)(6)(7)	0.92	0.92	(0.00	)(7)	—

Value Fund
Class I Shares
Year Ended November 30, 2007	$17.76	0.25		2.79	3.04	(0.24)		—
Year Ended November 30, 2006	$16.26	0.20		1.49	1.69	(0.19)		—
Year Ended November 30, 2005	$14.42	0.18		1.87	2.05	(0.21)		—
Period Ended November 30, 2004 (8)	$13.69	0.07		0.70	0.77	(0.04)		—

Balanced Fund
Class A Shares
Year Ended November 30, 2007	$16.47	0.20		1.60	1.80	(0.20)		(0.50)
Year Ended November 30, 2006	$15.40	0.19		1.10	1.29	(0.19)		(0.03)
Year Ended November 30, 2005	$13.97	0.16		1.46	1.62	(0.19)		—
Year Ended November 30, 2004	$13.54	0.22	(6)	0.40	0.62	(0.19)		—
Year Ended November 30, 2003	$12.88	0.20	(6)	0.68	0.88	(0.22)		—

Balanced Fund
Class C Shares
Year Ended November 30, 2007	$16.46	0.08		1.60	1.68	(0.08)		(0.50)
Year Ended November 30, 2006	$15.38	0.06		1.11	1.17	(0.06)		(0.03)
Year Ended November 30, 2005	$13.95	0.06		1.46	1.52	(0.09)		—
Year Ended November 30, 2004	$13.54	0.13	(6)	0.39	0.52	(0.11)		—
Year Ended November 30, 2003	$12.90	0.10	(6)	0.67	0.77	(0.13)		—

Balanced Fund
Class I Shares
Year Ended November 30, 2007	$16.49	0.24		1.61	1.85	(0.24)		(0.50)
Year Ended November 30, 2006	$15.42	0.23		1.10	1.33	(0.23)		(0.03)
Period Ended November 30, 2005 (9)	$15.15	0.01		0.30	0.31	(0.04)		—

(1)	Total return is based on net asset value, which excludes the sales charge or contingent deferred sales charge, if applicable.

(2)	Not annualized for periods less than one year.

(3)	Ratio annualized for periods less than one year.

(4)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(5)	This voluntary expense decrease is reflected in both the net expense and net investment income/(loss) ratios shown.

REGIONS MORGAN KEEGAN SELECT FUNDS

				Ratios to Average Net Assets				Supplemental Data
Total Distributions		Net Asset Value, End of Period	Total Return (1, 2)	Net Investment Income (3)		Net Expenses (3)	Expenses Waiver/ Reimbursement (3, 5)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate (4)

(0.19)		$20.56	16.93%	1.03	%(10)	1.22%	—	$230,288	89%
(0.12)		$17.76	10.19%	0.73%		1.23%	—	$250,627	72%
(0.18)		$16.23	14.05%	0.97%		1.25%	0.05%	$224,301	58%
(0.08)		$14.40	10.29%	0.92%		1.29%	0.05%	$169,772	59%
(0.07)		$13.13	8.12%	0.68%		1.25%	0.05%	$209,319	231%

—		$20.53	16.12%	0.28	%(10)	1.97%	—	$2,734	89%
—		$17.68	9.41%	(0.02)%		1.98%	—	$2,633	72%
(0.07)		$16.16	13.31%	0.22%		2.00%	0.05%	$2,255	58%
(0.04)		$14.33	9.45%	0.18%		2.00%	0.05%	$2,056	59%
(0.00	)(7)	$13.13	7.55%	0.04%		2.00%	0.05%	$368	231%

(0.24)		$20.56	17.23%	1.28	%(10)	0.97%	—	$32,079	89%
(0.19)		$17.76	10.46%	0.98%		0.98%	—	$1,088	72%
(0.21)		$16.26	14.31%	1.22%		1.00%	0.05%	$806	58%
0.04		$14.42	5.63%	1.16%		1.02%	0.05%	$531	59%

(0.70)		$17.57	11.36%	1.19%		1.25%	—	$166,421	34%
(0.22)		$16.47	8.51%	1.23%		1.28%	—	$176,281	29%
(0.19)		$15.40	11.72%	1.16%		1.28%	0.05%	$127,954	22%
(0.19)		$13.97	4.63%	1.62%		1.33%	0.05%	$117,968	79%
(0.22)		$13.54	6.92%	1.58%		1.35%	0.05%	$96,192	98%

(0.58)		$17.56	10.54%	0.44%		2.00%	—	$7,097	34%
(0.09)		$16.46	7.69%	0.48%		2.03%	—	$932	29%
(0.09)		$15.38	10.96%	0.41%		2.03%	0.05%	$1,382	22%
(0.11)		$13.95	3.86%	0.92%		2.08%	0.05%	$2,084	79%
(0.13)		$13.54	6.07%	0.81%		2.10%	0.05%	$978	98%

(0.74)		$17.60	11.69%	1.44%		1.00%	—	$250	34%
(0.26)		$16.49	8.76%	1.48%		1.03%	—	$561	29%
(0.04)		$15.42	2.06%	1.41%		1.03%	0.05%	$47,565	22%

(6)	Per share data calculated using average shares for the period.

(7)	Represents less than $0.005.

(8)	From the commencement of investment operations on June 16, 2004.

(9)	From the commencement of investment operations on September 1, 2005.

(10)	Net investment income includes a one-time cash dividend of $21.50 per share of Florida East Coast Industries, Inc. Excluding this dividend, the net investment income ratio to average net assets would have been 0.90%, 0.15% and 1.15% for Class A Shares, Class C Shares and Class I Shares, respectively.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains/(Losses) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains
Fixed Income Fund
Class A Shares
Year Ended November 30, 2007	$10.24	0.48		(0.68)	(0.20)	(0.49)	—
Year Ended November 30, 2006	$10.23	0.47		0.02	0.49	(0.48)	—
Year Ended November 30, 2005	$10.54	0.39		(0.31)	0.08	(0.39)	—
Year Ended November 30, 2004	$11.02	0.37		(0.27)	0.10	(0.37)	(0.21)
Year Ended November 30, 2003	$11.10	0.41		(0.06)	0.35	(0.41)	(0.02)

Fixed Income Fund
Class C Shares
Year Ended November 30, 2007	$10.24	0.41		(0.67)	(0.26)	(0.42)	—
Year Ended November 30, 2006	$10.23	0.39		0.02	0.41	(0.40)	—
Year Ended November 30, 2005	$10.55	0.31		(0.32)	(0.01)	(0.31)	—
Year Ended November 30, 2004	$11.02	0.28		(0.25)	0.03	(0.29)	(0.21)
Year Ended November 30, 2003	$11.10	0.32		(0.05)	0.27	(0.33)	(0.02)

Fixed Income Fund
Class I Shares
Year Ended November 30, 2007	$10.24	0.50		(0.68)	(0.18)	(0.51)	—
Year Ended November 30, 2006	$10.23	0.49		0.02	0.51	(0.50)	—
Period Ended November 30, 2005 (9)	$10.40	0.13		(0.17)	(0.04)	(0.13)	—

Limited Maturity Fixed Income Fund
Class A Shares
Year Ended November 30, 2007	$9.69	0.41		(0.90)	(0.49)	(0.45)	—
Year Ended November 30, 2006	$9.65	0.35		0.04	0.39	(0.35)	—
Year Ended November 30, 2005	$9.84	0.29		(0.18)	0.11	(0.30)	—
Year Ended November 30, 2004	$10.11	0.27		(0.27)	0.00 (7)	(0.27)	—
Year Ended November 30, 2003	$10.31	0.27	(6)	(0.16)	0.11	(0.30)	(0.01)

Limited Maturity Fixed Income Fund
Class C Shares
Year Ended November 30, 2007	$9.69	0.34		(0.90)	(0.56)	(0.38)	—
Year Ended November 30, 2006	$9.65	0.28		0.04	0.32	(0.28)	—
Year Ended November 30, 2005	$9.84	0.22		(0.18)	0.04	(0.23)	—
Year Ended November 30, 2004	$10.11	0.20		(0.28)	(0.08)	(0.19)	—
Year Ended November 30, 2003	$10.31	0.19	(6)	(0.15)	0.04	(0.23)	(0.01)

Limited Maturity Fixed Income Fund
Class I Shares
Year Ended November 30, 2007	$9.69	0.44		(0.90)	(0.46)	(0.48)	—
Year Ended November 30, 2006	$9.64	0.34		0.05	0.39	(0.34)	—
Period Ended November 30, 2005 (10)	$9.74	0.07		(0.08)	(0.01)	(0.08)	—

(1)	Total return is based on net asset value, which excludes the sales charge or contingent deferred sales charge, if applicable.

(2)	Not annualized for periods less than one year.

(3)	Ratio annualized for periods less than one year.

(4)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(5)	This voluntary expense decrease is reflected in both the net expense and net investment income/(loss) ratios shown.

REGIONS MORGAN KEEGAN SELECT FUNDS

			Ratios to Average Net Assets			Supplemental Data
Total Distributions	Net Asset Value, End of Period	Total Return (1, 2)	Net Investment Income (3)	Net Expenses (3)	Expenses Waiver/ Reimbursement (3, 5)	Net Assets, End of Period (000’s)		Portfolio Turnover Rate (4)

(0.49)	$9.55	(2.01)%	4.92%	1.00%	—	$133,830		58%
(0.48)	$10.24	4.91%	4.56%	1.00%	—	$214,897		44%
(0.39)	$10.23	0.75%	3.67%	0.97%	0.25%	$231,426		39%
(0.58)	$10.54	0.87%	3.44%	0.97%	0.25%	$265,532		116%
(0.43)	$11.02	3.16%	3.65%	0.97%	0.25%	$316,857		72%

(0.42)	$9.56	(2.64)%	4.17%	1.75%	—	$3,096		58%
(0.40)	$10.24	4.13%	3.81%	1.75%	—	$2,750		44%
(0.31)	$10.23	(0.10)%	2.92%	1.72%	0.25%	$2,469		39%
(0.50)	$10.55	0.12%	2.63%	1.72%	0.25%	$2,531		116%
(0.35)	$11.02	2.40%	2.90%	1.72%	0.25%	$916		72%

(0.51)	$9.55	(1.76)%	5.17%	0.75%	—	$45,432		58%
(0.50)	$10.24	5.17%	4.81%	0.75%	—	$54,057		44%
(0.13)	$10.23	(0.41)%	3.92%	0.72%	0.25%	$77,969		39%

(0.45)	$8.75	(5.24)%	4.23%	0.96%	0.15%	$20,747		19%
(0.35)	$9.69	4.15%	3.59%	1.00%	0.06%	$52,023		83%
(0.30)	$9.65	1.19%	3.01%	0.96%	0.30%	$67,475		42%
(0.27)	$9.84	(0.02)%	2.23%	0.97%	0.23%	$110,249		144%
(0.31)	$10.11	1.14%	2.67%	1.00%	0.20%	$168,969		63%

(0.38)	$8.75	(5.95)%	3.48%	1.71%	0.15%	$1,466		19%
(0.28)	$9.69	3.37%	2.84%	1.75%	0.06%	$406		83%
(0.23)	$9.65	0.43%	2.26%	1.71%	0.30%	$502		42%
(0.19)	$9.84	(0.77)%	1.41%	1.72%	0.23%	$843		144%
(0.24)	$10.11	0.38%	1.88%	1.75%	0.20%	$164		63%

(0.48)	$8.75	(4.91)%	4.48%	0.71%	0.15%	$—	(8)	19%
(0.34)	$9.69	4.18%	3.84%	0.75%	0.06%	$—	(8)	83%
(0.08)	$9.64	(0.19)%	3.26%	0.71%	0.30%	$—	(8)	42%

(6)	Per share data calculated using average shares for the period.

(7)	Represents less than $0.005.

(8)	Represents less than $1,000.

(9)	From the commencement of investment operations on August 14, 2005.

(10)	From the commencement of investment operations on September 1, 2005.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains/(Losses) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains
Intermediate Tax Exempt Bond Fund
Class A Shares
Year Ended November 30, 2007	$9.54	0.31	(0.04)	0.27	(0.30)	—
Year Ended November 30, 2006	$9.52	0.31	0.03	0.34	(0.31)	(0.01)
Year Ended November 30, 2005	$9.77	0.30	(0.19)	0.11	(0.30)	(0.06)
Period Ended November 30, 2004 (7)	$10.00	0.25	(0.23)	0.02	(0.25)	—

Intermediate Tax Exempt Bond Fund
Class C Shares
Year Ended November 30, 2007	$9.55	0.26	(0.04)	0.22	(0.25)	—
Year Ended November 30, 2006	$9.54	0.34	0.02	0.36	(0.34)	(0.01)
Year Ended November 30, 2005	$9.77	0.26	(0.17)	0.09	(0.26)	(0.06)
Period Ended November 30, 2004 (7)	$10.00	0.20	(0.23)	(0.03)	(0.20)	—

Intermediate Tax Exempt Bond Fund
Class I Shares
Year Ended November 30, 2007	$9.54	0.33	(0.05)	0.28	(0.32)	—
Year Ended November 30, 2006	$9.52	0.34	0.03	0.37	(0.34)	(0.01)
Year Ended November 30, 2005	$9.77	0.32	(0.19)	0.13	(0.32)	(0.06)
Period Ended November 30, 2004 (7)	$10.00	0.22	(0.23)	(0.01)	(0.22)	—

(1)	Total return is based on net asset value, which excludes the sales charge or contingent deferred sales charge, if applicable.

(2)	Not annualized for periods less than one year.

(3)	Ratio annualized for periods less than one year.

(4)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(5)	This voluntary expense decrease is reflected in both the net expense and net investment income/(loss) ratios shown.

(6)	Represents less than $1,000.

(7)	From the commencement of investment operations on February 9, 2004.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

			Ratios to Average Net Assets			Supplemental Data
Total Distributions	Net Asset Value, End of Period	Total Return (1, 2)	Net Investment Income (3)	Net Expenses (3)	Expenses Waiver/ Reimbursement (3, 5)	Net Assets, End of Period (000’s)		Portfolio Turnover Rate (4)

(0.30)	$9.51	2.90%	3.22%	0.86%	—	$46,586		15%
(0.32)	$9.54	3.66%	3.30%	0.80%	—	$45,782		11%
(0.36)	$9.52	1.07%	3.03%	0.77%	0.30%	$52,670		16%
(0.25)	$9.77	0.22%	3.18%	0.63%	0.50%	$68,531		19%

(0.25)	$9.52	2.30%	2.47%	1.61%	—	$3,196		15%
(0.35)	$9.55	3.84%	2.55%	1.55%	—	$—	(6)	11%
(0.32)	$9.54	0.95%	2.43%	1.37%	0.45%	$—	(6)	16%
(0.20)	$9.77	(0.27)%	2.58%	1.23%	0.50%	$—	(6)	19%

(0.32)	$9.50	3.05%	3.47%	0.61%	—	$4,920		15%
(0.35)	$9.54	3.94%	3.55%	0.55%	—	$6,922		11%
(0.38)	$9.52	1.33%	3.28%	0.52%	0.30%	$8,769		16%
(0.22)	$9.77	(0.04)%	3.43%	0.38%	0.50%	$326		19%

REGIONS MORGAN KEEGAN SELECT FUNDS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains/(Losses) on Investments		Total From Investment Operations		Dividends from Net Investment Income
Treasury Money Market Fund
Class A Shares
Year Ended November 30, 2007	$1.00	0.04		—		0.04		(0.04)
Year Ended November 30, 2006	$1.00	0.04		—		0.04		(0.04)
Year Ended November 30, 2005	$1.00	0.02		—		0.02		(0.02)
Year Ended November 30, 2004	$1.00	0.01		—		0.01		(0.01)
Year Ended November 30, 2003	$1.00	—	(5)	—		—	(5)	— (5)

Treasury Money Market Fund
Class I Shares
Year Ended November 30, 2007	$1.00	0.04		—		0.04		(0.04)
Period Ended November 30, 2006 (7)	$1.00	0.03		—		0.03		(0.03)

Money Market Fund
Class A Shares
Year Ended November 30, 2007	$1.00	0.04		—		0.04		(0.04)
Year Ended November 30, 2006	$1.00	0.04		—	(5)	0.04		(0.04)
Period Ended November 30, 2005 (8)	$1.00	0.01		—	(5)	0.01		(0.01)
Year Ended August 31, 2005	$1.00	0.02		—	(5)	0.02		(0.02)
Year Ended August 31, 2004	$1.00	—	(5)	—	(5)	—	(5)	— (5)
Year Ended August 31, 2003	$1.00	—	(5)	—	(5)	—	(5)	— (5)

Money Market Fund
Class I Shares
Year Ended November 30, 2007	$1.00	0.05		—		0.05		(0.05)
Year Ended November 30, 2006	$1.00	0.04		—	(5)	0.04		(0.04)
Period Ended November 30, 2005 (8)	$1.00	0.01		—	(5)	0.01		(0.01)
Year Ended August 31, 2005	$1.00	0.02		—	(5)	0.02		(0.02)
Year Ended August 31, 2004	$1.00	0.01		—	(5)	0.01		(0.01)
Year Ended August 31, 2003	$1.00	0.01		—	(5)	0.01		(0.01)

(1)	Total return is based on net asset value, which excludes the sales charge or contingent deferred sales charge, if applicable.

(2)	Not annualized for periods less than one year.

(3)	Ratio annualized for periods less than one year.

(4)	This voluntary expense decrease is reflected in both the net expense and net investment income/(loss) ratios shown.

(5)	Represents less than $0.005.

(6)	Represents less than $1,000.

(7)	From the commencement of investment operations on April 3, 2006.

(8)	For the period September 1, 2005 to November 30, 2005.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

			Ratios to Average Net Assets			Supplemental Data
Total Distributions	Net Asset Value, End of Period	Total Return (1, 2)	Net Investment Income (3)	Net Expenses (3)	Expenses Waiver/ Reimbursement (3, 4)	Net Assets, End of Period (000’s)

(0.04)	$1.00	4.21%	4.11%	0.64%	—	$1,256,827
(0.04)	$1.00	4.10%	4.03%	0.60%	0.04%	$1,086,552
(0.02)	$1.00	2.25%	2.19%	0.62%	0.30%	$827,861
(0.01)	$1.00	0.54%	0.55%	0.64%	0.29%	$861,369
— (5)	$1.00	0.47%	0.47%	0.66%	0.25%	$764,892

(0.04)	$1.00	4.24%	4.36%	0.39%	—	$1,444
(0.03)	$1.00	2.67%	4.03%	0.35%	0.04%	$—	(6)

(0.04)	$1.00	4.56%	4.41%	0.74%	—	$136,165
(0.04)	$1.00	4.03%	3.97%	0.82%	—	$76,215
(0.01)	$1.00	0.80%	2.94%	0.85%	0.15%	$78,491
(0.02)	$1.00	1.55%	1.45%	1.06%	0.17%	$42,404
— (5)	$1.00	0.20%	0.19%	1.12%	0.19%	$68,301
— (5)	$1.00	0.46%	0.47%	1.16%	0.18%	$93,450

(0.05)	$1.00	4.82%	4.66%	0.49%	—	$11,834
(0.04)	$1.00	4.29%	4.22%	0.57%	—	$12,915
(0.01)	$1.00	0.74%	3.21%	0.60%	0.15%	$39,382
(0.02)	$1.00	2.06%	1.92%	0.55%	0.31%	$37,575
(0.01)	$1.00	0.70%	0.70%	0.62%	0.44%	$120,022
(0.01)	$1.00	0.97%	0.95%	0.66%	0.43%	$116,388

REGIONS MORGAN KEEGAN SELECT FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1.	Organization

Regions Morgan Keegan Select Funds (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated October 15, 1991. The Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of eleven portfolios, each with its own investment objective. The accompanying financial statements are for Regions Morgan Keegan Select Mid Cap Growth Fund, Regions Morgan Keegan Select Growth Fund, Regions Morgan Keegan Select Core Equity Fund, Regions Morgan Keegan Select Mid Cap Value Fund, Regions Morgan Keegan Select Value Fund, Regions Morgan Keegan Select Balanced Fund, Regions Morgan Keegan Select Fixed Income Fund, Regions Morgan Keegan Select Limited Maturity Fixed Income Fund, Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund, Regions Morgan Keegan Select Treasury Money Market Fund and Regions Morgan Keegan Select Money Market Fund (each a “Fund” and, collectively, the “Funds”). All Funds, excluding Regions Morgan Keegan Select Treasury Money Market Fund and Regions Morgan Keegan Select Money Market Fund, are referred to as the “Variable Funds”. Regions Morgan Keegan Select Treasury Money Market Fund and Regions Morgan Keegan Select Money Market Fund are referred to as the “Money Market Funds”.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. The Variable Funds offer Class A Shares, Class C Shares and Class I Shares, while the Money Market Funds only offer Class A Shares and Class I Shares.

Each class of shares in each Fund has identical rights and privileges except with respect to fees paid under the Fund’s distribution plan, shareholder services plan and voting rights on matters affecting a single class of shares. Class A Shares of the Variable Funds are sold at net asset value (“NAV”) plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. Purchases of Class A Shares of $1 million of the Variable Funds or more are sold at NAV and have a 1% contingent deferred sales charge (“CDSC”) if the shares are redeemed within one year of purchase. Class A Shares of the Money Market Funds are sold at NAV and are not subject to a CDSC. Class C Shares and Class I Shares of the Funds are sold without a sales charge at NAV per share. Class C Shares of the Variable Funds have a 1% CDSC if shares are redeemed within one year of purchase. Class I Shares are available only to a limited group of investors at the discretion of the Funds through special programs like employer-sponsored retirement plans, advisory accounts of the investment adviser and certain programs available through brokers, like wrap accounts. These programs usually involve special conditions and separate fees. The assets of each Fund of the Trust are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust on behalf of the Funds enters into contracts with vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuations—Investments in securities listed or traded on a securities exchange are valued at the last quoted sales price on the exchange where the security is primarily traded as of the close of business on the New York Stock Exchange, usually 4:00 p.m. Eastern Time, on the valuation date. Equity securities traded on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the

REGIONS MORGAN KEEGAN SELECT FUNDS

most recently reported price as of 4:00:02 p.m. Eastern Time, unless that price is outside the range of the “inside” bid and asked price (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be the last trade to occur before the market closes. Securities traded in the over-the-counter market and listed securities for which no sales were reported for that date are valued at the last quoted bid price.

Equity and debt securities issued in private placements are valued on the bid side by a primary market dealer. Long-term debt securities (including U.S. government securities, listed corporate bonds, other debt and asset-backed securities, and unlisted securities and private placement securities) are generally valued at the latest price furnished by an independent pricing service or primary market dealer. Short-term debt securities with remaining maturities of more than 60 days for which market quotations are readily available are valued by an independent pricing service or primary market dealer. Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of Morgan Asset Management, Inc.’s (the “Adviser”) Valuation Committee, does not represent market value.

Investments in open-end registered investment companies, if any, are valued at NAV as reported by those investment companies. Foreign securities denominated in foreign currencies, if any, are translated from the local currency into U.S. dollars using current exchange rates.

In accordance with Rule 2a-7 under the 1940 Act, investments of the Money Market Funds are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

Investments for which market quotations are not readily available, or if available quotations are not believed to be reflective of market value, are valued at fair value as determined by the Adviser’s Valuation Committee using procedures established by and under the supervision of the Trust’s Board of Trustees. The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing services is inaccurate.

Among the more specific factors that are considered by the Valuation Committee in determining the fair value of a security are: (1) type of security; (2) financial statements of the issuer; (3) cost at date of purchase (generally used for initial valuation); (4) size of the Fund’s holding; (5) for restricted securities, the discount from market value of unrestricted securities of the same class at the time of purchase; (6) the existence of a shelf registration for restricted securities; (7) information as to any transactions or offers with respect to the security; (8) special reports prepared by analysts; (9) the existence of merger proposals, tender offers or similar events affecting the security; (10) the price and extent of public trading in similar securities of the issuer or comparable companies; (11) the fundamental analytical data relating to the investment; (12) the nature and duration of restrictions on disposition of the securities; and (13) evaluation of the forces which influence the market in which these securities are purchased and sold.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

REGIONS MORGAN KEEGAN SELECT FUNDS

As of November 30, 2007, certain debt securities held by Regions Morgan Keegan Select Fixed Income Fund and Regions Morgan Keegan Select Limited Maturity Fixed Income Fund were fair valued and the value of these securities represented approximately 1.0% and 2.1% of the net assets of the Funds, respectively.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued its new Standard No. 157, Fair Value Measurements (“FAS 157”). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Adviser is evaluating the application of FAS 157 to each Fund, and is not in a position at this time to estimate the significance of its impact on each Funds’ financial statements. The Funds have chosen not to early adopt this standard.

Investment Transactions and Investment Income—Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis.

Federal Income Taxes—Each Fund of the Trust is treated as a separate entity for federal tax purposes. No provision for federal income or excise taxes is required since the Funds intend to continue to qualify each year as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all their taxable net investment income and capital gains to their shareholders.

Expenses—Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based upon relative net assets. Expenses directly attributable to a class of shares are charged directly to that class.

Class Allocations—The investment income, fees and expenses (other than class specific fees and expenses) and realized and unrealized gains and losses of a Fund are allocated to each class of shares based upon their relative net assets or another appropriate basis on the date the income is earned or the expenses and realized and unrealized gains and losses are incurred.

Dividends and Distributions to Shareholders—Each Fund pays dividends to its shareholders from the Fund’s net investment income. Dividends for Regions Morgan Keegan Select Mid Cap Growth Fund, Regions Morgan Keegan Select Growth Fund, Regions Morgan Keegan Select Core Equity Fund, Regions Morgan Keegan Select Mid Cap Value Fund, Regions Morgan Keegan Select Value Fund and Regions Morgan Keegan Select Balanced Fund, if any, are declared and paid quarterly, while dividends for all other Funds are declared daily and paid monthly. Each Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends are declared separately for each share class. No share class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific fees and expenses. Dividends and other distributions to shareholders are recorded on the ex-dividend date.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., reclassification of market discounts, net operating loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions from net investment income and net realized capital gains exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

Repurchase Agreements—The Funds may purchase instruments from financial institutions, such as banks and broker dealers, subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase

REGIONS MORGAN KEEGAN SELECT FUNDS

agreement”). The Funds may invest in repurchase agreements with institutions that are deemed by the Adviser to be of good standing and creditworthy. A third party custodian bank takes possession of the underlying securities (“collateral”) of a repurchase agreement, the value of which is at all times at least equal to the principal amount of the repurchase transaction and accrued interest. In the event of counterparty default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. However, there could be potential losses to the Funds in the event of default or bankruptcy by the counterparty to the agreement if the Funds are delayed or prevented from exercising their rights to dispose of the collateral, including the risk of possible decline in the value of the collateral during the period while the Funds seek to assert their rights.

Securities Lending—The Funds participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned must be in cash or U.S. Treasury or agency securities and is maintained at a minimum level of 102% of the market value of investments loaned at the time of repricing, plus interest, if applicable. As repricing occurs daily based on the previous day’s closing prices, the market value of collateral may not meet the 102% minimum at year end. In the event of a counterparty default on the obligation to return the securities, each Fund has the right to liquidate the securities or retain the cash received as collateral. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Funds, according to agreed-upon rates.

Options Writing—When a Fund writes an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Risk of loss is in excess of amounts recorded on the balance sheet.

When-Issued and Delayed Delivery Transactions—The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Accounting Pronouncements—In July 2006, FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are more likely than not to be sustained by the applicable tax authority. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Adviser is evaluating the application of FIN 48 to each Fund, and is not in a position at this time to estimate the significance of its impact, if any, on each Fund’s financial statements.

REGIONS MORGAN KEEGAN SELECT FUNDS

3.	Agreements and Other Transactions with Affiliates

Investment Adviser—The Trust, on behalf of the Funds, has entered into Investment Advisory Agreements with Morgan Asset Management, Inc., the Adviser, a wholly owned subsidiary of MK Holding, Inc., which is a wholly owned subsidiary of Regions Financial Corporation (“Regions”). Under the terms of the agreements, the Funds are charged the following annual management fees which are calculated daily and paid monthly based on the average daily net assets of the Funds. The Adviser may voluntarily choose to waive any portion of its fee.

Fund	Annual Fee
Mid Cap Growth Fund	0.75%
Growth Fund	0.75%
Core Equity Fund	0.75%
Mid Cap Value Fund	0.75%
Value Fund	0.75%
Balanced Fund	0.75%
Fixed Income Fund	0.50%
Limited Maturity Fixed Income Fund	0.40	%(1)
Intermediate Tax Exempt Bond Fund	0.25%
Treasury Money Market Fund	0.20%
Money Market Fund	0.25%

(1)

Effective July 1, 2006, the Adviser agreed to voluntarily waive a portion of its contractual investment advisory fee. The investment advisory fee paid by Regions Morgan Keegan Select Limited Maturity Fixed Income Fund after the waiver is 0.25%. The waiver is voluntary and the Adviser, in its sole discretion, may terminate the waiver at any time.

Investment Sub-Adviser to Regions Morgan Keegan Select Mid Cap Value Fund—Channing Capital Management, LLC (“CCM”) serves as the sub-adviser to Regions Morgan Keegan Select Mid Cap Value Fund pursuant to an investment Sub-advisory Agreement with the Adviser and the Trust on behalf of Regions Morgan Keegan Select Mid Cap Value Fund. For the services provided and the expenses assumed by CCM pursuant to the Sub-advisory Agreement, the Adviser, not the Fund, pays CCM an annual sub-advisory fee of 0.325% based on the average daily net assets of Regions Morgan Keegan Select Mid Cap Value Fund.

Administrator and Sub-Administrators—The Trust and Morgan Keegan & Company, Inc. (“Morgan Keegan”), a wholly owned subsidiary of Regions and an affiliate of the Adviser, have entered into an Administration Agreement, under which Morgan Keegan provides certain administrative personnel and services for an annual fee of 0.065% based on the average daily net assets of the Funds. Morgan Keegan also provides an employee to serve as the Funds’ Chief Compliance Officer for which Morgan Keegan receives no additional compensation from the Funds.

The Trust and Regions Bank, N.A. (“Regions Bank”) have entered into a Sub-Administrative Services Agreement under which Regions Bank provides certain administrative services for an annual fee of 0.025% of the average daily net assets of the Funds.

Morgan Keegan and BISYS Fund Services Ohio, Inc. (“BISYS”), a wholly owned subsidiary of Citigroup, Inc., had entered into a Sub-Administration Agreement effective through November 30, 2007 under which BISYS provided certain administration services to the Money Market Funds. For the services rendered pursuant to this Agreement, Morgan Keegan paid BISYS monthly compensation at an annual rate of 0.06% of the average daily net assets of the Money Market Funds. As of August 1, 2007, the investment services division of BISYS Group, Inc. was acquired by, and is now a member of Citi Fund Services, Inc.

Fund Accountants—The Trust and Morgan Keegan have entered into a Fund Accounting Service Agreement, under which Morgan Keegan provides portfolio accounting services to the Variable Funds for an annual fee of 0.03% based on the average daily net assets of the Variable Funds. The Trust and Citi had entered into a Fund Accounting Service Agreement effective through November 30, 2007, under which Citi provided portfolio accounting services to the Money Market Funds for an annual fee of 0.03% based on the average daily net assets of the Money Market Funds.

REGIONS MORGAN KEEGAN SELECT FUNDS

Effective December 1, 2007, Morgan Keegan began providing portfolio accounting services to the Money Market Funds for an annual fee of 0.03% based on the average daily net assets of the Money Market Funds.

Distributor—The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) with respect to Class C Shares of the Variable Funds. The 12b-1 Plan compensates Morgan Keegan, the Funds’ primary Distributor, and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Variable Funds’ shares. Under the Class C Shares’ 12b-1 Plan, the Trust will pay a fee at an annual rate of up to 0.75% of the average daily net assets with respect to Class C Shares of the Variable Funds.

Shareholder Services Agent—The Trust on behalf of the Funds and Morgan Keegan have entered into a Shareholder Services Agreement, under which Morgan Keegan provides certain services for shareholders and maintains shareholder accounts for an annual fee of 0.25% of the average daily net assets of the Funds’ Class A Shares and Class C Shares.

Sales Charges—Morgan Keegan received commissions on the sale of shares of the Variable Funds. During the fiscal year ended November 30, 2007, Morgan Keegan received front-end sales charges related to Class A Shares and CDSDs related to Class A Shares and Class C Shares as follows:

	Front End Sales Charges	Contingent Deferred Sales Charges
	Class A Shares	Class A Shares	Class C Shares
Mid Cap Growth Fund	$85,852	$12,869	$—
Growth Fund	6,032	19	—
Core Equity Fund	4,367	1,912	—
Mid Cap Value Fund	20,099	2,247	—
Value Fund	20,783	937	—
Balanced Fund	7,579	—	—
Fixed Income Fund	7,762	—	—
Limited Maturity Fixed Income Fund	185	—	—
Intermediate Tax Exempt Bond Fund	1,000	1,710	—

Transfer Agent and Dividend Disbursing Agent—Morgan Keegan serves as the Transfer and Dividend Disbursing Agent for the Funds. Pursuant to the Transfer Agency and Service Agreement, each Fund pays Morgan Keegan an annual base fee per share class plus a variable fee based on the number of shareholder accounts.

Custodian—Regions Bank acts as Custodian for all of the Funds. The fee is based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses.

Trustees and Officers—Certain of the officers and trustees of the Trust are also officers or directors of the Adviser, Morgan Keegan or Regions. Such officers and trustees of the Trust who are “interested persons” as defined in the 1940 Act receive no salary or fees from the Funds.

Each trustee who is not an interested person as described above (an “Independent Trustee”) receives from the Trust an annual retainer of $4,000 and a fee of $1,000 per quarterly meeting with reimbursement for related expenses for each meeting of the Board attended. Each chairperson of the Independent Trustees Committee and Audit Committee receives from the Trust annual compensation of $500. An additional $1,500 is paid to the Independent Trustees for attending special Board meetings in person, and an additional $500 is paid for attending special Board meetings by telephone. For committee meetings that are not held in conjunction with a full Board meeting, an additional $1,000 is paid to the Independent Trustees for attending in-person committee meetings, and $500 is paid for attending telephonic committee meetings. No officer or trustee is entitled to receive pension or retirement benefits from the Trust.

REGIONS MORGAN KEEGAN SELECT FUNDS

4.	Investment Transactions

During the fiscal year ended November 30, 2007, cost of purchases and proceeds from sales of investment securities (excluding short-term securities and U.S. government obligations) for each Fund were as follows:

	Long-Term Government Securities		All Other
Fund	Purchases	Sales	Purchases	Sales
Mid Cap Growth Fund	$—	$—	$181,241,951	$226,499,633
Growth Fund	—	—	212,679,325	183,510,525
Core Equity Fund	—	—	81,940,346	121,099,307
Mid Cap Value Fund	—	—	50,602,434	55,582,858
Value Fund	—	—	210,067,188	246,612,863
Balanced Fund	21,996,360	17,877,985	34,041,925	55,870,462
Fixed Income Fund	101,129,821	120,233,386	22,763,323	78,884,239
Limited Maturity Fixed Income Fund	3,998,516	17,890,923	2,506,890	15,954,324
Intermediate Tax Exempt Bond Fund	—	—	9,725,000	7,335,060

5.	Securities Lending

As of November 30, 2007, the Funds had securities on loan as follows:

Fund	Market Value of Cash Received as Collateral	Market Value of Securities Received as Collateral	Market Value of Collateral	Market Value of Securities Loaned
Mid Cap Growth Fund	$103,135,587	$720,183	$103,855,770	$101,136,872
Growth Fund	58,657,220	7,941,448	66,598,668	64,501,603
Mid Cap Value Fund	20,500,720	—	20,500,720	20,354,998
Balanced Fund	37,653,503	2,010,589	39,664,092	37,640,013
Fixed Income Fund	20,790,593	3,525,864	24,316,457	23,721,946
Limited Maturity Fixed Income Fund	4,657,117	—	4,657,117	4,567,887
Treasury Money Market Fund	23,562,054	—	23,562,054	23,235,222

6.	Option Transactions

Transactions in options written during the fiscal year ended November 30, 2007 were as follows:

	Mid Cap Growth Fund		Growth Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at November 30, 2006	—	$—	—	$—
Options written	1,600	929,208	2,200	425,387
Options terminated in closing purchase transactions	(1,600)	(929,208)	(2,200)	(425,387)
Options expired	—	—	—	—
Options exercised	—	—	—	—

Options outstanding at November 30, 2007	—	$—	—	$—

7.	Capital Share Transactions

Capital share transactions for the Funds were as follows:

	Mid Cap Growth Fund
	Year Ended November 30, 2007		Year Ended November 30, 2006
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	1,751,324	$30,274,539	3,513,709	$63,626,762
Shares issued to shareholders in payment of distributions declared	2,049,165	33,012,051	798,167	13,704,521
Shares redeemed	(5,956,872)	(102,124,018)	(3,215,344)	(57,732,335)

Net change resulting from Class A Share transactions	(2,156,383)	$(38,837,428)	1,096,532	$19,598,948

REGIONS MORGAN KEEGAN SELECT FUNDS

	Mid Cap Growth Fund, continued
	Year Ended November 30, 2007		Year Ended November 30, 2006
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	257,765	$4,364,168	274,145	$4,813,323
Shares issued to shareholders in payment of distributions declared	71,683	1,113,240	18,829	314,820
Shares redeemed	(254,865)	(4,227,362)	(130,214)	(2,258,017)

Net change resulting from Class C Share transactions	74,583	$1,250,046	162,760	$2,870,126

	Year Ended November 30, 2007		Year Ended November 30, 2006
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	3,744,398	$64,210,251	142,609	$2,578,925
Shares issued to shareholders in payment of distributions declared	18,212	295,395	2,561	44,131
Shares redeemed	(410,789)	(7,443,929)	(25,741)	(466,001)

Net change resulting from Class I Share transactions	3,351,821	$57,061,717	119,429	$2,157,055

Net change resulting from Fund Share transactions	1,270,021	$19,474,335	1,378,721	$24,626,129

	Growth Fund
	Year Ended November 30, 2007		Year Ended November 30, 2006
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	1,651,657	$30,908,767	1,815,924	$31,602,764
Shares issued to shareholders in payment of distributions declared	13,824	274,626	13,857	241,982
Shares redeemed	(4,739,930)	(91,478,959)	(3,322,141)	(57,824,575)

Net change resulting from Class A Share transactions	(3,074,449)	$(60,295,566)	(1,492,360)	$(25,979,829)

	Year Ended November 30, 2007		Year Ended November 30, 2006
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	192,416	$3,609,917	74,679	$1,257,120
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(120,949)	(2,253,341)	(57,196)	(975,241)

Net change resulting from Class C Share transactions	71,467	$1,356,576	17,483	$281,879

	Year Ended November 30, 2007		Year Ended November 30, 2006
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	5,495,469	$104,046,050	118,568	$2,070,641
Shares issued to shareholders in payment of distributions declared	1,304	26,318	368	6,423
Shares redeemed	(1,141,356)	(22,476,358)	(606,206)	(10,530,031)

Net change resulting from Class I Share transactions	4,355,417	$81,596,010	(487,270)	$(8,452,967)

Net change resulting from Fund Share transactions	1,352,435	$22,657,020	(1,962,147)	$(34,150,917)

REGIONS MORGAN KEEGAN SELECT FUNDS

	Core Equity Fund
	Year Ended November 30, 2007		Year Ended November 30, 2006
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	37,870	$928,561	80,823	$2,292,879
Shares issued to shareholders in payment of distributions declared	46,976	1,059,997	1,677	46,256
Shares redeemed	(103,666)	(2,458,347)	(63,873)	(1,808,706)

Net change resulting from Class A Share transactions	(18,820)	$(469,789)	18,627	$530,429

	Year Ended November 30, 2007		Period Ended November 30, 2006(1)
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	3	$100
Shares issued to shareholders in payment of distributions declared	1	21	—	—
Shares redeemed	—	—	—	—

Net change resulting from Class C Share transactions	1	$21	3	$100

	Year Ended November 30, 2007		Year Ended November 30, 2006
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	166,812	$3,991,787	228,464	$6,439,411
Shares issued to shareholders in payment of distributions declared	522,173	11,792,542	19,562	542,166
Shares redeemed	(1,504,132)	(35,187,879)	(982,861)	(27,901,889)

Net change resulting from Class I Share transactions	(815,147)	$(19,403,550)	(734,835)	$(20,920,312)

Net change resulting from Fund Share transactions	(833,966)	$(19,873,318)	(716,205)	$(20,389,783)

	Mid Cap Value Fund
	Year Ended November 30, 2007		Year Ended November 30, 2006
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	1,411,662	$15,936,671	1,342,063	$13,961,799
Shares issued to shareholders in payment of distributions declared	117,701	1,273,524	345,021	3,453,657
Shares redeemed	(3,312,708)	(36,768,194)	(2,715,850)	(28,187,712)

Net change resulting from Class A Share transactions	(1,783,345)	$(19,557,999)	(1,028,766)	$(10,772,256)

	Year Ended November 30, 2007		Year Ended November 30, 2006
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	100,200	$1,098,548	51,877	$526,421
Shares issued to shareholders in payment of distributions declared	1,868	19,743	4,295	42,224
Shares redeemed	(133,609)	(1,466,356)	(14,081)	(143,013)

Net change resulting from Class C Share transactions	(31,541)	$(348,065)	42,091	$425,632

(1)	From the commencement of investment operations on April 3, 2006.

REGIONS MORGAN KEEGAN SELECT FUNDS

	Mid Cap Value Fund, continued
	Year Ended November 30, 2007		Year Ended November 30, 2006
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	1,610,996	$17,958,704	972	$9,861
Shares issued to shareholders in payment of distributions declared	17	186	—	—
Shares redeemed	(107,139)	(1,221,423)	(1,139)	(11,634)

Net change resulting from Class I Share transactions	1,503,874	$16,737,467	(167)	$(1,773)

Net change resulting from Fund Share transactions	(311,012)	$(3,168,597)	(986,842)	$(10,348,397)

	Value Fund
	Year Ended November 30, 2007		Year Ended November 30, 2006
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	646,271	$12,172,657	2,134,219	$36,056,824
Shares issued to shareholders in payment of distributions declared	82,085	1,540,871	60,181	1,004,063
Shares redeemed	(3,641,802)	(67,356,298)	(1,900,276)	(32,322,544)

Net change resulting from Class A Share transactions	(2,913,446)	$(53,642,770)	294,124	$4,738,343

	Year Ended November 30, 2007		Year Ended November 30, 2006
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	81,218	$1,507,291	42,739	$716,277
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(96,991)	(1,786,632)	(33,282)	(563,006)

Net change resulting from Class C Share transactions	(15,773)	$(279,341)	9,457	$153,271

	Year Ended November 30, 2007		Year Ended November 30, 2006
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	1,721,958	$31,741,194	30,606	$522,311
Shares issued to shareholders in payment of distributions declared	1,226	24,139	489	8,157
Shares redeemed	(224,344)	(4,408,035)	(19,400)	(324,662)

Net change resulting from Class I Share transactions	1,498,840	$27,357,298	11,695	$205,806

Net change resulting from Fund Share transactions	(1,430,379)	$(26,564,813)	315,276	$5,097,420

	Balanced Fund
	Year Ended November 30, 2007		Year Ended November 30, 2006
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	1,167,965	$19,345,807	4,804,675	$75,192,709
Shares issued to shareholders in payment of distributions declared	438,799	7,024,579	156,019	2,430,161
Shares redeemed	(2,841,848)	(46,980,396)	(2,565,973)	(40,475,750)

Net change resulting from Class A Share transactions	(1,235,084)	$(20,610,010)	2,394,721	$37,147,120

REGIONS MORGAN KEEGAN SELECT FUNDS

\	Balanced Fund, continued
	Year Ended November 30, 2007		Year Ended November 30, 2006
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	386,005	$6,773,110	26,151	$411,997
Shares issued to shareholders in payment of distributions declared	2,112	33,878	552	8,571
Shares redeemed	(40,652)	(680,555)	(59,929)	(947,571)

Net change resulting from Class C Share transactions	347,465	$6,126,433	(33,226)	$(527,003)

	Year Ended November 30, 2007		Year Ended November 30, 2006
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	37,600	$612,788	101,618	$1,594,321
Shares issued to shareholders in payment of distributions declared	59	936	17	259
Shares redeemed	(57,475)	(929,414)	(3,152,678)	(49,138,811)

Net change resulting from Class I Share transactions	(19,816)	$(315,690)	(3,051,043)	$(47,544,231)

Net change resulting from Fund Share transactions	(907,435)	$(14,799,267)	(689,548)	$(10,924,114)

	Fixed Income Fund
	Year Ended November 30, 2007		Year Ended November 30, 2006
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	1,708,474	$16,966,124	3,757,656	$38,229,624
Shares issued to shareholders in payment of distributions declared	236,019	2,333,475	282,880	2,874,023
Shares redeemed	(8,926,582)	(88,880,708)	(5,668,662)	(57,516,445)

Net change resulting from Class A Share transactions	(6,982,089)	$(69,581,109)	(1,628,126)	$(16,412,798)

	Year Ended November 30, 2007		Year Ended November 30, 2006
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	327,617	$3,212,641	183,207	$1,855,698
Shares issued to shareholders in payment of distributions declared	5,022	49,287	4,783	48,595
Shares redeemed	(277,237)	(2,722,588)	(160,677)	(1,636,008)

Net change resulting from Class C Share transactions	55,402	$539,340	27,313	$268,285

	Year Ended November 30, 2007		Year Ended November 30, 2006
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	1,973,424	$19,580,874	260,620	$2,655,540
Shares issued to shareholders in payment of distributions declared	8,794	86,616	7,356	74,767
Shares redeemed	(2,507,207)	(24,535,301)	(2,606,898)	(26,528,264)

Net change resulting from Class I Share transactions	(524,989)	$(4,867,811)	(2,338,922)	$(23,797,957)

Net change resulting from Fund Share transactions	(7,451,676)	$(73,909,580)	(3,939,735)	$(39,942,470)

REGIONS MORGAN KEEGAN SELECT FUNDS

	Limited Maturity Fixed Income Fund
	Year Ended November 30, 2007		Year Ended November 30, 2006
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	210,859	$1,946,383	472,778	$4,557,110
Shares issued to shareholders in payment of distributions declared	108,099	1,001,212	107,693	1,036,998
Shares redeemed	(3,318,054)	(30,912,222)	(2,206,133)	(21,256,891)

Net change resulting from Class A Share transactions	(2,999,096)	$(27,964,627)	(1,625,662)	$(15,662,783)

	Year Ended November 30, 2007		Year Ended November 30, 2006
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	229,597	$2,070,024	6,733	$64,726
Shares issued to shareholders in payment of distributions declared	2,806	25,391	1,268	12,213
Shares redeemed	(106,798)	(958,842)	(18,066)	(174,339)

Net change resulting from Class C Share transactions	125,605	$1,136,573	(10,065)	$(97,400)

	Year Ended November 30, 2007		Year Ended November 30, 2006
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—
Shares issued to shareholders in payment of distributions declared	—	5	1	4
Shares redeemed	—	—	—	—

Net change resulting from Class I Share transactions	—	$5	1	$4

Net change resulting from Fund Share transactions	(2,873,491)	$(26,828,049)	(1,635,726)	$(15,760,179)

	Intermediate Tax Exempt Bond Fund
	Year Ended November 30, 2007		Year Ended November 30, 2006
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	1,171,999	$11,016,342	206,381	$1,957,129
Shares issued to shareholders in payment of distributions declared	18,439	174,302	16,523	156,524
Shares redeemed	(1,087,556)	(10,283,788)	(957,317)	(9,061,613)

Net change resulting from Class A Share transactions	102,882	$906,856	(734,413)	$(6,947,960)

	Year Ended November 30, 2007		Year Ended November 30, 2006
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	409,583	$3,856,629	—	$—
Shares issued to shareholders in payment of distributions declared	1,168	11,067	1	4
Shares redeemed	(75,203)	(710,266)	—	—

Net change resulting from Class C Share transactions	335,548	$3,157,430	1	$4

REGIONS MORGAN KEEGAN SELECT FUNDS

	Intermediate Tax Exempt Bond Fund, continued
	Year Ended November 30, 2007		Year Ended November 30, 2006
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	61,957	$581,306	123,898	$1,172,245
Shares issued to shareholders in payment of distributions declared	936	8,842	1,387	13,138
Shares redeemed	(270,902)	(2,566,716)	(320,983)	(3,051,847)

Net change resulting from Class I Share transactions	(208,009)	$(1,976,568)	(195,698)	$(1,866,464)

Net change resulting from Fund Share transactions	230,421	$2,087,718	(930,110)	$(8,814,420)

	Treasury Money Market Fund
	Year Ended November 30, 2007		Year Ended November 30, 2006
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	2,506,725,015	$2,506,725,015	1,736,396,390	$1,736,396,390
Shares issued to shareholders in payment of distributions declared	9,298,041	9,298,041	6,679,718	6,679,718
Shares redeemed	(2,346,455,324)	(2,346,455,324)	(1,484,384,809)	(1,484,384,809)

Net change resulting from Class A Share transactions	169,567,732	$169,567,732	258,691,299	$258,691,299

	Year Ended November 30, 2007		Year Ended November 30, 2006(1)
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	1,789,258	$1,789,258	100	$100
Shares issued to shareholders in payment of distributions declared	11,976	11,976	2	2
Shares redeemed	(357,577)	(357,577)	—	—

Net change resulting from Class I Share transactions	1,443,657	$1,443,657	102	$102

Net change resulting from Fund Share transactions	171,011,389	$171,011,389	258,691,401	$258,691,401

	Money Market Fund
	Year Ended November 30, 2007		Year Ended November 30, 2006
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	173,656,658	$173,656,658	133,216,821	$133,216,821
Shares issued to shareholders in payment of distributions declared	2,215,459	2,215,459	1,374,810	1,374,810
Shares redeemed	(115,882,062)	(115,882,062)	(136,806,256)	(136,806,256)

Net change resulting from Class A Share transactions	59,990,055	$59,990,055	(2,214,625)	$(2,214,625)

(1)	From the commencement of investment operations on April 3, 2006.

REGIONS MORGAN KEEGAN SELECT FUNDS

	Money Market Fund
	Year Ended November 30, 2007		Year Ended November 30, 2006
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	136,082,658	$136,082,658	278,912,466	$278,912,466
Shares issued to shareholders in payment of distributions declared	8,922	8,922	48,985	48,985
Shares redeemed	(137,165,491)	(137,165,491)	(305,531,816)	(305,531,816)

Net change resulting from Class I Share transactions	(1,073,911)	$(1,073,911)	(26,570,365)	$(26,570,365)

Net change resulting from Fund Share transactions	58,916,144	$58,916,144	(28,784,990)	$(28,784,990)

8.	Federal Tax Information

Each Fund of the Trust is treated as a separate entity for federal tax purposes. No provision for federal income or excise taxes is required since the Funds intend to continue to qualify each year as regulated investment companies under Subchapter M of the Code, and distribute substantially all their taxable net investment income and capital gains to their shareholders.

Because federal income tax regulations differ from accounting principles generally accepted in the United States of America, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for net operating losses, discount accretion/premium amortization on debt securities, REIT adjustments, paydown gains and losses and distribution reclassifications.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAVs per share. Any taxable undistributed realized gain remaining at fiscal year end is distributed in the following year.

For the fiscal year ended November 30, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)
Mid Cap Growth Fund	$(1,326,126)	$1,244,701	$81,425
Balanced Fund	—	27,794	(27,794)
Fixed Income Fund	—	102,443	(102,443)
Limited Maturity Fixed Income Fund	381,671	35,851	(417,522)
Intermediate Tax Exempt Bond Fund	(9,936)	(4,718)	14,654
Money Market Fund	45,405	(45,405)	—

Net investment income, net realized gains/(losses) and net assets were not affected by these reclassifications.

REGIONS MORGAN KEEGAN SELECT FUNDS

The tax character of distributions as reported on the Statements of Changes in Net Assets for the periods ended November 30, 2007 and 2006 were as follows:

	2007		2006
Fund	Ordinary Income(1)	Long-term Capital Gains	Ordinary Income(1)	Long-term Capital Gains
Mid Cap Growth Fund	$946,737	$45,152,575	$—	$18,827,093
Growth Fund	675,005	—	534,780	—
Core Equity Fund	713,828	20,715,395	1,265,641	—
Mid Cap Value Fund	—	3,021,142	4,120,198	6,181,965
Value Fund	2,464,265	—	1,674,664	—
Balanced Fund	2,059,663	5,336,883	2,165,129	378,738
Fixed Income Fund	11,111,683	—	13,659,543	—
Limited Maturity Fixed Income Fund	1,735,263	—	2,159,895	—
Intermediate Tax Exempt Bond Fund(2)	1,630,076	—	1,908,798	7,432
Treasury Money Market Fund	49,263,776	—	35,922,269	—
Money Market Fund	5,144,966	—	3,575,146	—

(1)	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

(2)	$1,630,076 of the amounts included as ordinary income are tax exempt.

As of November 30, 2007, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforward	Other Temporary Adjustments
Mid Cap Growth Fund	$—	$44,622,587	$72,846,269	$—	$—
Growth Fund	31,991	15,164,640	125,800,939	—	—
Core Equity Fund	2,090,376	7,790,301	17,260,371	—	—
Mid Cap Value Fund	70,380	4,378,241	14,765,240	—	—
Value Fund	689,354	3,385,925	70,131,432	—	—
Balanced Fund	409,759	14,749,763	35,611,442	—	—
Fixed Income Fund	545,835	—	(4,743,007)	(15,585,195)	(545,835)
Limited Maturity Fixed Income Fund	57,909	—	(828,451)	(8,182,010)	(23,681)
Intermediate Tax Exempt Bond Fund(1)	109,997	46,075	476,872	—	(114,715)
Treasury Money Market Fund	4,128,730	—	—	—	(3,421,645)
Money Market Fund	472,370	—	—	(198,074)	(516,569)

(1)	Amounts included as undistributed ordinary income are tax exempt.

The difference between book-basis and tax-basis net unrealized appreciation/(depreciation) is attributable in part to the tax deferral of losses on wash sales and differing treatments for discount accretion/premium amortization on debt securities.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country’s tax rules and rates.

REGIONS MORGAN KEEGAN SELECT FUNDS

Tax Basis Unrealized Appreciation/(Depreciation) on Investments and Distributions—As of November 30, 2007, the Funds’ cost of investments for federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over the value were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Mid Cap Growth Fund	$412,096,415	$83,145,855	$(10,299,586)	$72,846,269
Growth Fund	438,828,117	132,542,737	(6,741,798)	125,800,939
Core Equity Fund	49,312,063	18,248,938	(988,567)	17,260,371
Mid Cap Value Fund	80,004,702	15,956,661	(1,191,421)	14,765,240
Value Fund	194,783,373	70,705,327	(573,895)	70,131,432
Balanced Fund	174,869,007	37,616,905	(2,005,463)	35,611,442
Fixed Income Fund	212,277,983	1,800,140	(6,543,147)	(4,743,007)
Limited Maturity Fixed Income Fund	27,656,566	216,176	(1,044,627)	(828,451)
Intermediate Tax Exempt Bond Fund	53,833,435	550,501	(73,629)	476,872
Treasury Money Market Fund	1,281,091,462	—	—	—
Money Market Fund	148,610,786	—	—	—

Capital Loss Carryforwards—As of November 30, 2007, the following Funds had capital loss carryforwards, which will reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Fund	Expiring in 2009	Expiring in 2010	Expiring in 2011	Expiring in 2012	Expiring in 2013	Expiring in 2014	Expiring in 2015	Total
Fixed Income Fund	$—	$—	$—	$1,419,944	$209,164	$3,069,321	$10,886,766	$15,585,195
Limited Maturity Fixed Income Fund	—	—	433,974	2,704,075	1,268,755	1,335,125	2,440,081	8,182,010
Money Market Fund	2,572	54	18,234	24,650	149,661	13	2,890	198,074

For the fiscal year ended November 30, 2007, Growth Fund utilized capital loss carryforwards in the amount of $30,126,262, Value Fund utilized capital loss carryforwards in the amount of $16,715,995, and Treasury Money Market Fund utilized capital loss carryforwards in the amount of $124.

As of November 30, 2007, Fixed Income Fund and Money Market Fund had capital loss carryforwards of $214,873 and $31, respectively, subject to any applicable limitations on availability to offset future capital gains, if any, as the successor of a merger.

9.	Investment Risk

Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund invests primarily in municipal debt securities. The ability of the issuers of the securities held by the Fund to meet their obligations might be affected by economic developments in a specific state or region.

Regions Morgan Keegan Select Fixed Income Fund and Regions Morgan Keegan Select Limited Maturity Fixed Income Fund may invest in investment grade and below investment grade debt securities, including mortgage-backed and asset-backed securities. Below investment grade debt securities, commonly known as “junk bonds,” involve a

REGIONS MORGAN KEEGAN SELECT FUNDS

higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the net asset value of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below investment grade issuers may experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating Services consider these securities to be speculative in nature.

10.	Reorganizations

Regions Morgan Keegan Select Limited Maturity Fixed Income Fund—At a meeting of the Board of Trustees (the “Board”) held on May 21, 2007, the Board approved a plan to reorganize Regions Morgan Keegan Select Limited Maturity Fixed Income Fund into Regions Morgan Keegan Select Short Term Bond Fund, a series of Morgan Keegan Select Fund, Inc., another open-end management investment company in the Regions Morgan Keegan Select fund family. The proposed reorganization is subject to shareholder approval at a special meeting to be held at a future date.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Regions Morgan Keegan Select Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Regions Morgan Keegan Select Mid Cap Growth Fund, Regions Morgan Keegan Select Growth Fund, Regions Morgan Keegan Select Core Equity Fund, Regions Morgan Keegan Select Mid Cap Value Fund, Regions Morgan Keegan Select Value Fund, Regions Morgan Keegan Select Balanced Fund, Regions Morgan Keegan Select Fixed Income Fund, Regions Morgan Keegan Select Limited Maturity Fixed Income Fund, Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund, Regions Morgan Keegan Select Treasury Money Market Fund, and Regions Morgan Keegan Select Money Market Fund (hereafter referred to as the “Funds”) at November 30, 2007, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the periods then ended, and the financial highlights for the years or periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for Regions Morgan Keegan Select Core Equity Fund and Regions Morgan Keegan Select Money Market Fund for the year ended August 31, 2003 were audited by other auditors whose report, dated October 13, 2003, expressed an unqualified opinion on those statements.

Chicago, Illinois

January 28, 2008

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables set forth information concerning the trustees and officers of the Funds. All persons named as trustees and officers also serve in similar capacities for the other registered investment companies in the Regions Morgan Keegan fund complex overseeing a total of eighteen portfolios. The Regions Morgan Keegan fund complex includes Morgan Keegan Select Fund, Inc., Regions Morgan Keegan Select Funds, RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc. and RMK Strategic Income Fund, Inc.

An asterisk (*) indicates the trustees who are “interested persons” of the Funds as defined by the 1940 Act by virtue of their positions with the Adviser, Morgan Keegan and/or Regions, the publicly held parent of the Adviser, or its other subsidiaries. The Statement of Additional Information for the Funds includes additional information about the Funds’ trustees and is available upon request, without charge, by calling the Funds toll-free at 877-757-7424.

TRUSTEES

Name, Address(1), Age, Position(s) held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee

Allen B. Morgan, Jr.* Age 65, Chairman and Trustee, Since 2003	Mr. Morgan has served as a Director and Vice-Chairman of Regions Financial Corporation since 2001 and 2003, respectively. He also has served as a Director of Morgan Asset Management, Inc. since 1993. Mr. Morgan has been Chairman of Morgan Keegan & Company, Inc. since 1969 and Executive Managing Director of Morgan Keegan & Company, Inc. since 1969.

J. Kenneth Alderman* Age 55, Trustee, Since 2003	Mr. Alderman has been President of Regions Morgan Keegan Trust and Vice-Chairman and Chief Executive Officer of Morgan Asset Management, Inc. since 2002. He has been Executive Vice President of Regions Financial Corporation since 2000. He is a Certified Public Accountant and he holds the Chartered Financial Analyst designation.

Jack R. Blair Age 65, Trustee, Since 2005	Mr. Blair serves as non-executive Chairman of DJO, Inc. (orthopedic equipment). He also serves as a Director of NuVasive, Inc. (medical device company), Buckman Laboratories, Inc. (specialty chemicals manufacturer) and Active Implants Corporation (orthopedic medical device company). Mr. Blair served as non-executive Chairman of SCB Computer Technology, Inc. from September 2000 until March 2004 when the company was acquired by CIBER, Inc.

Albert C. Johnson Age 63, Trustee, Since 2005	Mr. Johnson has been an independent financial consultant since 1998. He also has served as a Director of Books-A-Million, Inc. since 2005. He was Senior Vice President and Chief Financial Officer of Dunn Investment Company (construction) from 1994 to 1998. He also was with Arthur Andersen LLP from 1965 to 1994, retiring as the Managing Partner of the firm’s Birmingham Office.

James Stillman R. McFadden Age 50, Trustee, Since 2003	Mr. McFadden has been Chief Manager of McFadden Communications, LLC (commercial printing) since 2002. He also has served as a Director for several private companies since 1997.

W. Randall Pittman Age 54, Trustee, Since 2003	Mr. Pittman has been Chief Financial Officer of Emageon Inc. (healthcare information systems) since 2002. From 1999 to 2002, he was Chief Financial Officer of BioCryst Pharmaceuticals, Inc. (biotechnology). From 1998 to 1999, he was Chief Financial Officer of ScandiPharm, Inc. (pharmaceuticals). From 1995 to 1998, he served as Senior Vice President – Finance of CaremarkRx (pharmacy benefit management). From 1983 to 1995, he held various positions with AmSouth Bancorporation (bank holding company), including Executive Vice President and Controller.

BOARD OF TRUSTEES AND TRUST OFFICERS

Name, Address(1), Age, Position(s) held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee

Mary S. Stone Age 57, Trustee, Since 2003	Ms. Stone has been a professor at the University of Alabama Culverhouse School of Accountancy since 1981 and held the Hugh Culverhouse Endowed Chair of Accountancy since 2002. She has served as Director of the Culverhouse School of Accountancy since 2004. She is also a former member of Financial Accounting Standards Advisory Council, AICPA, Accounting Standards Executive Committee and AACSB International Accounting Accreditation Committee. She is a Certified Public Accountant.

Archie W. Willis, III Age 50, Trustee, Since 2003	Mr. Willis has been President of Community Capital (financial advisory and real estate development) since 1999 and Vice President of Community Realty Company (real estate brokerage) since 1999. He was a First Vice President of Morgan Keegan & Company, Inc. from 1991 to 1999. He also has served as a Director of Memphis Telecom, LLC since 2001 and a Member of the Advisory Board of Tri-State Bank of Memphis since 2006.
(1)	The address of each Trustee is c/o the Trust, 50 North Front Street, 21st Floor, Memphis, Tennessee 38103.

(2)	Each Trustee serves until his or her resignation or retirement.

OFFICERS

Name, Address(1), Age, Position(s) held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years

Brian B. Sullivan Age 52, President, Since 2006	Mr. Sullivan has served as President and Chief Investment Officer of Morgan Asset Management, Inc. since 2006. From 1999 to 2002 and from 2005 to 2007, Mr. Sullivan has served as President of AmSouth Asset Management, Inc., which merged into Morgan Asset Management, Inc. in late 2007. From 1996 to 1999 and from 2002 to 2005, Mr. Sullivan served as Vice President of AmSouth Asset Management, Inc. Since joining AmSouth Bank in 1982 through 1996, Mr. Sullivan served in various capacities including Equity Research Analyst and Chief Fixed Income Officer and was responsible for Employee Benefits Portfolio Management and Regional Trust Investments. He holds the Chartered Financial Analyst designation.

Thomas R. Gamble Age 65, Vice President, Since 2003	Mr. Gamble has been an executive at Regions Financial Corporation since 1981. He was a Corporate IRA Manager from 2000 to 2001 and a Senior Vice President and Manager of Employee Benefits at the Birmingham Trust Department of Regions Bank from 1981 to 2000.

J. Thompson Weller Age 42, Treasurer, Since 2006 and Assistant Secretary, Since 2003	Mr. Weller has been a Managing Director and Controller of Morgan Keegan & Company, Inc. since 2001. He was Senior Vice President and Controller of Morgan Keegan & Company, Inc. from 1998 to 2001, Controller and First Vice President from 1997 to 1998, Controller and Vice President from 1995 to 1997 and Assistant Controller from 1992 to 1995. Mr. Weller also served as a Business Systems Analyst in the Investment Information Division of Metropolitan Life Insurance Co. from 1991 to 1992. Mr. Weller was also with Arthur Andersen & Co. in 1988 and Andersen Consulting from 1989 to 1991.

BOARD OF TRUSTEES AND TRUST OFFICERS

Name, Address(1), Age, Position(s) held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years

Charles D. Maxwell Age 53, Secretary and Assistant Treasurer, Since 2003	Mr. Maxwell has been Executive Managing Director, Chief Financial Officer, Treasurer and Secretary of Morgan Keegan & Company, Inc. since 2006. Mr. Maxwell previously served as Managing Director of Morgan Keegan & Company, Inc. from 1998 to 2006 and Assistant Treasurer and Assistant Secretary of Morgan Keegan & Company, Inc. from 1994 to 2006. Mr. Maxwell has been Secretary and Treasurer of Morgan Asset Management, Inc. since 1993. He was Senior Vice President of Morgan Keegan & Company, Inc. from 1995 to 1997. Mr. Maxwell also was with the accounting firm of Ernst & Young LLP from 1976 to 1986 and served as a Senior Manager from 1984 to 1986.

Michele F. Wood Age 38, Chief Compliance Officer, Since 2006	Ms. Wood has been the Chief Compliance Officer of Morgan Asset Management, Inc. since 2006 and is also a Senior Vice President of Morgan Keegan & Company, Inc. She was a Senior Attorney and First Vice President of Morgan Keegan & Company, Inc. from 2002 to 2006. She was a Staff Attorney with FedEx Corporation from 2001 to 2002 specializing in employment litigation. She was an Associate with Ford & Harrison LLP from 1997 to 2001.
(1)

The address of Messrs. Weller and Maxwell and Ms. Wood is 50 North Front Street, Memphis, Tennessee 38103. The address of Messrs. Sullivan and Gamble is 1901 6th Avenue North, 4th Floor, Birmingham, Alabama 35203.

(2)	Officers of the Funds are elected and appointed by the Board of Trustees and hold office until they resign, are removed or are otherwise disqualified to serve.

SUPPLEMENTAL INFORMATION

BOARD APPROVAL OF THE INVESTMENT

ADVISORY AGREEMENTS

On October 26, 2007, the continuance of the investment advisory agreements between Morgan Asset Management, Inc. (“Adviser”) and Regions Morgan Keegan Select Funds (the “Trust”), with respect to its series, Regions Morgan Keegan Select Mid Cap Growth Fund (“Mid Cap Growth Fund”), Regions Morgan Keegan Select Growth Fund (“Growth Fund”), Regions Morgan Keegan Select Core Equity Fund (“Core Equity Fund”), Regions Morgan Keegan Select Mid Cap Value Fund (“Mid Cap Value Fund”), Regions Morgan Keegan Select Value Fund (“Value Fund”), Regions Morgan Keegan Select Balanced Fund (“Balanced Fund”), Regions Morgan Keegan Select Fixed Income Fund (“Fixed Income Fund”), Regions Morgan Keegan Select Limited Maturity Fixed Income Fund (“Limited Maturity Fixed Income Fund”), Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund (“Intermediate Tax Exempt Bond Fund”), Regions Morgan Keegan Select Treasury Money Market Fund (“Treasury Money Market Fund”) and Regions Morgan Keegan Select Money Market Fund (“Money Market Fund”) (each a “Fund,” collectively, the “Funds”) were considered and unanimously approved by the Trust’s Board of Trustees and separately by the Independent Trustees. In addition, the continuance of the investment sub-advisory agreement between Adviser and Channing Capital Management, LLC (“CCM”), with respect to Mid Cap Value Fund, was considered and unanimously approved by the Trust’s Board of Trustees and separately by the Independent Trustees. The Board previously met in person on August 23, 2007 and continued the investment advisory agreements and the sub-advisory agreement (collectively, the “Agreements”) on an interim basis through October 31, 2007. The Independent Trustees were assisted by independent legal counsel during their deliberations. The Independent Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of the Adviser to discuss the contract review.

In evaluating the Agreements, the Board reviewed information furnished by Adviser and the CCM furnished in response to questions submitted by independent counsel to the Independent Trustees.

In approving the continuance of each Agreement, the Board determined that the terms of the Agreement are fair and reasonable and that approval of the Agreement on behalf of the applicable Fund is in the best interests of that Fund. The Board specifically considered the following, among other things, as relevant to its deliberations: (1) the nature, extent, and quality of the services provided by Adviser and CCM under the Agreements; (2) the performance of each Fund compared to its benchmark index and a peer group of investment companies; (3) the costs of the services provided and profits realized by Adviser and CCM from their relationship with each Fund; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in each Fund. The Board also evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund and whether the Agreements were in the best interests of each Fund. In their deliberations, the Board did not identify any single factor or information as all-important or controlling, and each Trustee may have attributed different weights to the various factors.

With respect to the nature, extent and quality of the services provided by Adviser and CCM, the Board considered Adviser’s and CCM’s investment process, the qualifications and experience of the portfolio managers, and the experience and staffing of Adviser’s and CCM’s investment research personnel who perform services for the Funds. The Board also noted the extensive responsibilities that Adviser and CCM have as investment advisers to the Funds. In particular, the Board considered the responsibility for making investment decisions on behalf of the Funds and placing all orders for the purchase and sale of investments for the Funds. The Board further considered Adviser’s and CCM’s policies and procedures for the selection of brokers and dealers and for obtaining research from those brokers and dealers and reviewed the products Adviser receives in connection with soft dollars generated by Fund brokerage. In considering the financial condition of Adviser and CCM, the Board reviewed financial information regarding each company and its affiliates (as applicable).

With respect to performance of the Funds, the Board considered the performance of each Fund relative to its benchmark index and a peer group of investment companies pursuing broadly similar strategies. The Board also

SUPPLEMENTAL INFORMATION

considered performance in relation to the degree of risk undertaken by the portfolio manager. The Board noted that short-term performance of the Core Equity Fund, Growth Fund, Mid Cap Growth Fund, and Value Fund exceeded each Fund’s benchmark, while performance of the Money Market Fund and Treasury Money Market Fund remained satisfactory. The Board also noted that the Balanced Fund is in line with its benchmark. For the Fixed Income Fund, Intermediate Tax Exempt Bond Fund, Limited Maturity Fixed Income Fund, and Mid Cap Value Fund, the Board noted that each Fund’s NAV had suffered from declining market values of its securities as a result of market developments in 2007. The Board discussed each Fund’s performance with Adviser and discussed steps that Adviser had taken, or intended to take, to improve each Fund’s performance.

The Board also examined the fees payable under the Agreements and the total expense ratio of each Fund in light of the fees and total expense ratios for its peer group. The Board noted that the advisory fees and the total expense ratios for each Fund were near the mean of figures provided by an independent data service for other funds in each Fund’s peer group while the advisory fees were at, and the total expense ratios were slightly above, the median of figures for the other funds in each Fund’s peer group. In this connection, the Board evaluated Adviser’s and CCM’s costs and profitability in providing services to the Funds, including the costs associated with personnel, systems, infrastructure and certain other expenses necessary to perform their functions. The Board determined that CCM’s profitability with respect to Mid Cap Value Fund and Adviser’s profitability on a fund-by-fund and complex-wide basis were not excessive. The Board also determined that other than the service fees for other services provided to the Funds by affiliates of Adviser and certain soft dollar research services Adviser obtains, Adviser and its affiliates do not receive any material ancillary benefits as a result of Adviser’s relationship with the Funds. In addition, the Board noted that for Limited Maturity Fixed Income Fund the Adviser has voluntarily waived a portion of its fees since July 1, 2006.

The Board discussed other factors, including economies of scale as Fund asset levels increased, the level of fees Adviser and CCM charge to other accounts for the same or similar services, Adviser’s and CCM’s compliance systems, and the Funds’ compliance issues during the year.

Based on these considerations, the Board was satisfied that: (1) the Funds were likely to benefit from the nature, quality and extent of Adviser’s and CCM’s services; and (2) Adviser and CCM have the resources to provide the services and to carry out their responsibilities under the Agreements. The Board also concluded that Adviser’s and CCM’s compensation, including ancillary benefits, is fair and reasonable.

Based on the foregoing, the Board, including the Independent Trustees, approved continuation of the Agreements as in the best interest of the respective Funds.

SUPPLEMENTAL INFORMATION

PRIVACY POLICY NOTICE

Regions Morgan Keegan Select Funds, their distributor (Morgan Keegan & Company, Inc.) and their agents (referred to as the “Funds,” “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information the Funds Collect

The Funds collect nonpublic personal information about you from the following sources:

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We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

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We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

■	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share the nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

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We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

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We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

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We may disclose all of the information we collect, as described above, to companies that perform marketing or other services on our behalf or to other financial institutions with whom we have agreements, for the limited purpose of jointly offering, endorsing or sponsoring a financial product or service. For example, we may share information about you for these limited purposes with the bank, broker-dealer or other financial intermediary through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any non-affiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled

SUPPLEMENTAL INFORMATION

circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information. Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information

All of the Funds’ employees must adhere to the Funds’ policy on confidentiality. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting the Funds’ Website

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The Funds’ website (www.rmkfunds.com) gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

■	Information or data entered into a website will be retained.

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Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

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We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information or change account registration. We can, however, use e-mail to provide you with the necessary forms. You can also use customer service to do so. Call us toll-free at 877-757-7424.

Surveys/Aggregate Data

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

SUPPLEMENTAL INFORMATION

Changes to Our Privacy Statement

The Funds reserve the right to modify or remove parts of this privacy statement at any time. Notice will be provided to you in advance of any changes that would affect your rights under this policy statement.

PROXY VOTING POLICIES & RECORD OF VOTING ACTIVITY

The Funds vote proxies related to their portfolio securities according to a set of policies and procedures approved by the Funds’ Board of Trustees. You may view the proxy voting activity for each Fund during the most recent twelve month period ended June 30 as well as a description of the policies and procedures, without charge, by calling 877-757-7424, by visiting the Fund’s website at www.rmkfunds.com or by visiting the SEC’s website at www.sec.gov.

QUARTERLY REPORTS ON PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings as of the first and third quarters of their fiscal years on Form N-Q with the SEC no more than sixty days after the close of those quarters. You may obtain the Funds’ Form N-Q filings, without charge, by calling 877-757-7424 or you may view these filings by visiting the SEC’s website at www.sec.gov. The Funds’ last Form N-Q filing is available on the Funds’ website at www.rmkfunds.com. The Funds’ Form N-Q filings may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 800-SEC-0330 for information on the operation of the Public Reference Room. A description of the Funds’ policies and procedures with respect to disclosure of its portfolio securities is available in the Funds’ Statement of Additional Information.

FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended November 30, 2007, the amount of capital gain dividends designated by Mid Cap Growth Fund, Core Equity Fund, Mid Cap Value Fund and Balanced Fund were $45,152,575, $20,715,395, $3,021,142 and $5,336,883, respectively.

For the fiscal year ended November 30, 2007, 83.2%, 74.2% and 68.7% of the income dividends paid by Growth Fund, Value Fund and Balanced Fund, respectively, (1) qualified as “qualified dividend income,” which generally is subject to a maximum tax rate of 15%, for individual stockholders (complete information is reported on Form 1099-DIV) and (2) qualified for the dividends-received deduction available to corporate stockholders

SUPPLEMENTAL INFORMATION

SERVICE PROVIDERS

INVESTMENT ADVISER Morgan Asset Management, Inc. 1901 6th Avenue North, 4th Floor Birmingham, Alabama 35203	SUB-ADVISER TO REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND Channing Capital Management, LLC 10 South LaSalle Street, Suite 2650 Chicago, Illinois 60603

CUSTODIAN Regions Bank 1901 6th Avenue North, 4th Floor Birmingham, Alabama 35203	LEGAL COUNSEL Kirkpatrick & Lockhart Preston Gates Ellis LLP 1601 K Street, N.W. Washington, DC 20006

ADMINISTRATOR, DISTRIBUTOR & TRANSFER AGENT Morgan Keegan & Company, Inc. Morgan Keegan Tower 50 North Front Street Memphis, Tennessee 38103	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP One North Wacker Chicago, Illinois 60606

Shares of Regions Morgan Keegan Select Funds, like shares of all mutual funds, are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus. An investor should consider each Fund’s investment objectives, risks and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Funds’ prospectus. To obtain a prospectus, call toll-free 877-757-7424. Please read the prospectus carefully before investing.

REGIONS MORGAN KEEGAN FUND COMPLEX

The Regions Morgan Keegan fund complex offers mutual funds with a broad variety of investment objectives to meet the financial needs of all types of investors. With approximately $4 billion in assets, the fund complex includes five equity funds, one balanced fund, five bond funds, one tax-exempt bond fund, two money market funds and four closed-end bond funds. You may see an overview of each Fund by visiting the Funds’ website at www.rmkfunds.com. You may also download each Fund’s most recent marketing flyer, prospectus, and annual and semi-annual reports to shareholders.

REGIONS MORGAN KEEGAN SELECT FAMILY OF FUNDS

■	EQUITY FUNDS

Regions Morgan Keegan Select Mid Cap Growth Fund

Regions Morgan Keegan Select Growth Fund

Regions Morgan Keegan Select Core Equity Fund

Regions Morgan Keegan Select Mid Cap Value Fund

Regions Morgan Keegan Select Value Fund

■	BALANCED FUND

Regions Morgan Keegan Select Balanced Fund

■	BOND FUNDS

Regions Morgan Keegan Select High Income Fund

Regions Morgan Keegan Select Intermediate Bond Fund

Regions Morgan Keegan Select Fixed Income Fund

Regions Morgan Keegan Select Limited Maturity Fixed Income Fund

Regions Morgan Keegan Select Short Term Bond Fund

■	TAX-EXEMPT BOND FUND

Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund

■	MONEY MARKET FUNDS

Regions Morgan Keegan Select Treasury Money Market Fund

Regions Morgan Keegan Select Money Market Fund

REGIONS MORGAN KEEGAN CLOSED-END FUNDS

■	RMK Advantage Income Fund, Inc. (NYSE: RMA)

■	RMK High Income Fund, Inc. (NYSE: RMH)

■	RMK Multi-Sector High Income Fund, Inc. (NYSE: RHY)

■	RMK Strategic Income Fund, Inc. (NYSE: RSF)

Regions Morgan Keegan Select Funds 2007 Annual Report

Morgan Keegan & Company, Inc. is a full service broker dealer that provides personalized investment services to its clients from over 400 offices in 19 states. Please access our website www.morgankeegan.com to locate the Morgan Keegan branch nearest you or contact us at 1-800-366-7426. Morgan Keegan & Company, Inc. is a wholly owned subsidiary of Regions Financial Corporation, a regional financial holding company (NYSE: RF).

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Regions Morgan Keegan

Item 2.	Code of Ethics.

The Fund has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to the Fund’s principal executive officer and principal financial officer. The Fund has not made any substantial amendments to its code of ethics during the covered period. The Fund also has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the Fund’s code of ethics is filed as an exhibit pursuant to Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The Fund’s Board of Trustees (the “Board”) has determined that Albert C. Johnson, James Stillman R. McFadden, W. Randall Pittman and Mary S. Stone are audit committee financial experts, as defined in Item 3 of Form N-CSR, serving on its Audit Committee. Messrs. Johnson, McFadden and Pittman and Ms. Stone are independent for purposes of Item 3(a)(2) of this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)-(d) Audit and Non-Audit Fees

Fees billed by PricewaterhouseCoopers LLP (“PwC”) for audit and non-audit services provided to the Fund for the fiscal years ended November 30, 2007 and November 30, 2006 were as follows:

		2007	2006
(a)	Audit Fees	$341,000	$297,903
(b)	Audit-Related Fees	—	—
(c)	Tax Fees[1]	44,000	38,500
(d)	All Other Fees	—	—

	Total Fees	$385,000	$336,403

[1]	Consists of fees for preparing the Fund’s U.S. income tax returns.

(e)(1) Pre-Approval of Audit and Non-Audit Services

Audit and non-audit services provided to the Fund require pre-approval by the Fund’s Audit Committee. The Audit Committee pre-approves these services on a case-by-case basis. The Audit Committee also must pre-approve those non-audit services provided to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the Fund’s investment adviser (the “Affiliated Service Providers”) that provides ongoing services to the Fund, if the service relates directly to the operations and financial reporting of the Fund. Any individual service that does not exceed $15,000 may be pre-approved by the chair of the Audit Committee. Any proposed service exceeding that cost level requires specific pre-approval by the Audit Committee.

(e)(2) None of the services included under (b)-(d) above was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit Fees

The aggregate non-audit fees billed by PwC for services rendered to the Fund were $44,000 and $38,500 for the fiscal years ended 2007 and 2006, respectively.

The aggregate non-audit fees billed by PwC for services rendered to the Fund’s Affiliated Service Providers that provides ongoing services to the Fund were $0 and $0 for the fiscal years ended 2007 and 2006, respectively.

(h) Not applicable as there were no non-audit services rendered to the Fund’s Affiliated Service Providers that provide ongoing services to the Fund for the fiscal years ended 2007 and 2006.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Fund.

Item 6.	Schedule of Investments.

This schedule is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Fund.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Fund.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Fund.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), as of a date within 90 days of the filing date of this report, the Fund’s certifying officers have concluded that such disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Fund on Form

N-CSR and Form N-Q is accumulated and communicated to the Fund’s management to allow timely decisions regarding required disclosure.

(b)	The Fund’s certifying officers are not aware of any changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal controls over financial reporting.

Item 12.	Exhibits.

(a)(1)	The code of ethics pursuant to Item 2 is filed herewith.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Fund specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Fund):	Regions Morgan Keegan Select Funds

By (Signature and Title):	/s/ Brian B. Sullivan
Brian B. Sullivan
President and Principal Executive Officer

Date:	February 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Brian B. Sullivan
Brian B. Sullivan
President and Principal Executive Officer

Date:	February 7, 2008

By (Signature and Title):	/s/ J. Thompson Weller
J. Thompson Weller
Treasurer and Principal Financial Officer

Date:	February 7, 2008